                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6200

                               Schwab Investments
                 -----------------------------------------------
               (Exact name of registrant as specified in charter)

            101 Montgomery Street, San Francisco, California  94104
           -----------------------------------------------------------
          (Address of principal executive offices)           (Zip code)

                                 Evelyn Dilsaver
                               Schwab Investments
             101 Montgomery Street, San Francisco, California 94104
           -----------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (415) 627-7000

Date of fiscal year end: August 31

Date of reporting period: February 28, 2005

ITEM 1: REPORT(S) TO SHAREHOLDERS.

SCHWAB BOND FUNDS

      SEMIANNUAL REPORT
      February 28, 2005

      Schwab YieldPlus Fund(R)

      Schwab Short-Term
      Bond Market Fund(TM)

      Schwab Total
      Bond Market Fund(TM)

      Schwab GNMA Fund(TM)


                                                           [CHARLES SCHWAB LOGO]

Four smart, cost-effective ways investors can use bonds in an asset allocation strategy.

IN THIS REPORT

   Management's Discussion .................................................   2
      The president of Schwab Funds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

      Performance at a Glance .....................   5

   Schwab YieldPlus Fund(R)
      Investor Shares: SWYPX Select Shares(R): SWYSX

      The fund seeks high current income with minimal changes in share price.

      Performance and Fund Facts ..................   7

      Financial Statements ........................  18

   Schwab Short-Term Bond Market Fund(TM)
      Ticker Symbol: SWBDX

      The fund seeks current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index.

      Performance and Fund Facts ..................  10

      Financial Statements ........................  35

   Schwab Total Bond Market Fund(TM)
      Ticker symbol: SWLBX

      The fund seeks current income by tracking the performance of the Lehman Brothers U.S. Aggregate Bond Index.

      Performance and Fund Facts ..................  12

      Financial Statements ........................  44

   Schwab GNMA Fund(TM)

      Investor Shares: SWGIX  Select Shares: SWGSX

      The fund seeks high current income consistent with preservation of capital.

      Performance and Fund Facts ..................  14

      Financial Statements ........................  55

   Fund Expenses ...........................................................  17

   Financial Notes .........................................................  62

   Fund Trustees ...........................................................  66

   Glossary ................................................................  69

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM). Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

FROM THE CHAIRMAN

Dear Shareholder,

I am a big fan of mutual funds and have been throughout my 40-year career. During this time, I've watched the mutual fund market grow, with investors today having nearly 17,000 funds from which to choose.

I also have advocated the need to take a long-term view of investing, as well as the importance of developing and maintaining an asset allocation plan. I continue to believe that mutual funds are excellent vehicles to help you build a diversified portfolio in keeping with your goals. More specifically, bond funds can fill the fixed income portion of your asset allocation plan while helping to cushion the impact of more volatile asset classes.

We have developed Schwab bond funds that are designed to deliver both performance and value. We are especially pleased with the top ten percent performance of our Schwab YieldPlus Fund(R) for the year ended February 28, 2005 (Source: Lipper Ultra Short Funds, Select Shares #4 and Investor Shares #7 out of 70 funds; rankings for the 3-year period were, respectively, #1 and #3 out of 45 funds; rankings for the 5-year period were, respectively, #7 and #9 out of 31 funds). 1 With a target duration of just under a year, this fund is designed for your longer-term cash holdings.

As to value, I'd like to remind you that many of the Schwab Funds(R), including the Schwab YieldPlus Fund, offer Select Shares(R), a share class that carries lower expenses in exchange for higher investment minimums.

In closing, I want to remind you that our commitment to our shareholders will not change. Thank you for investing with us.

Sincerely,

/s/ Charles Schwab

1 Additional performance information is provided on page 7.

MANAGEMENT'S DISCUSSION for the six months ended February 28, 2005

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder,

When I assumed my new role as President and CEO of Schwab Funds(R) last year, I pledged that I would be committed to offering you more relevant choices and better value. I am pleased to report that we already have done both.

In terms of new products, we recently introduced two new tax-free bond funds:
Schwab Tax-Free YieldPlus Fund(TM) and Schwab California Tax-Free YieldPlus Fund(TM). These funds are designed to help you get more from your long-term cash investments. In response to growing investor concern over the federal alternative minimum tax (AMT), neither of these two funds has invested in securities that generate income subject to AMT.

I'm also happy to announce that Schwab Funds has launched another equity fund. The Schwab Premier Equity Fund(TM) is the newest addition to the actively managed Schwab Funds that use Schwab Equity Ratings(R).

To reiterate what Chuck Schwab said about providing great value to our shareholders, our two new funds--the Schwab Tax-Free YieldPlus Fund and the Schwab California Tax-Free YieldPlus Fund--as well as the Schwab YieldPlus Fund(R) and the Schwab GNMA Fund(TM) offer Select Shares(R).

I speak for all of Schwab Funds, when I say we want Schwab to be a place where investors can find useful, quality financial products and services to help them succeed. Regardless of the size of their portfolios, Schwab should be the place investors can always trust to watch out for their best interests.

I continue to look for more ways to offer you relevant choices and value. Your trust is very important to us, and I will do all I can to maintain that trust. Thank you for investing in Schwab Funds.

Sincerely,

/s/ EVELYN DILSAVER

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 1-800-435-4000. Please read the prospectus carefully before investing.


2 Schwab Bond Funds

[PHOTO OF KIM DAIFOTIS, MICHAEL SHEARER, PHD, & MATTHEW HASTINGS, CFA]

KIM DAIFOTIS, CFA, at right, a senior vice president and chief investment officer, fixed-income, of the investment adviser, has overall responsibility for management of the funds. He joined the firm in 1997, and has worked in fixed-income asset management and research since 1982.

MICHAEL SHEARER, PHD, at left, a vice-president and senior portfolio manager, has day-to-day responsibility for management of the funds. Prior to joining the firm in 2003, he worked for more than 10 years in the financial industry as a portfolio manager and quantitative analyst/strategist.

MATTHEW HASTINGS, CFA, in center, a director and portfolio manager, has day-to-day co-management responsibility for the funds. He joined the firm in 1999 and has worked in fixed-income and asset management since 1996.

THE INVESTMENT ENVIRONMENT AND THE FUNDS

Oil prices hit highs never seen before, the Federal Reserve raised short-term interest rates to curb inflationary pressures, and GDP showed impressive growth. As expected in this type of economic environment, short/intermediate bonds went up in yield and down in price. What wasn't expected was how little these events affected long-term bonds, which traded in a narrow range throughout the six-month report period.

Early in the period, investors were heartened when oil prices dipped and major summer events--both political conventions and the Olympics in Greece--went off without any terrorism. Unfortunately, the brief respite in oil prices was short-lived. Strengthening global demand for oil, particularly in the Pacific Rim, and supply constraints in the wake of the Florida hurricanes, drove crude prices to record highs, above $50 per barrel in late October. After that crude prices backed off to the mid-$40 range, as supply concerns dissipated, but then spiked upwards again in mid-February.

The firming labor market, as well as steady gains in capital spending, kept the economic expansion on a self-sustaining path. The caution surrounding the economic outlook and geopolitical environment began to dissipate just prior to the beginning of the report period and firms, unable to continue boosting productivity by restraining hiring, added more than two million new jobs during 2004. Moreover, many leading

YIELD CURVE: Average Yields of AAA Securities of Seven Maturities

[LINE GRAPH]

- AS OF 9/1/04

- AS OF 2/28/05

              AS OF 9/1/04     AS OF 2/28/05
3 Mos.           1.78              2.94
6 Mos.           1.91              3.15
2 Yrs.           2.77              3.95
3 Yrs.           3.19              4.11
5 Yrs.           3.80              4.42
10 Yrs.          4.76              4.87
30 Yrs.          5.60              5.38

THE YIELD CURVE FLATTENED DURING THE PERIOD. SHORT AND INTERMEDIATE RATES INCREASED, AS THE FED CONTINUED TO TIGHTEN.

This chart shows where yields stood at the beginning of the report period and at the end of the period. For debt securities of comparable quality, those with longer maturities typically pay higher interest rates, in part because they are presumed to carry higher risk.

Data source: Bloomberg L.P.


                                                             Schwab Bond Funds 3

MANAGEMENT'S DISCUSSION continued

      Amid signs of solidly expanding output and improved hiring, the Fed began to take the Fed funds rate higher.

indicators, such as the Institute for Supply Management's business activity surveys suggested further improvement, while continuing claims for unemployment benefits remained near cyclical lows.

Consumer sentiment rebounded, the labor market continued to sustain consumer spending, and corporate liquidity remained positive. Though some adverse effects of high oil and commodity prices earlier in the year may have hampered growth and stirred inflationary pressures, strong productivity growth and slack in the economy have thus far kept a lid on inflation.

Amid signs of solidly expanding output and improved hiring, the Fed began to take the Fed funds rate higher. The rate was raised in June and August, as well as another four times since then, ending the report period at a still-moderate 2.50%. The moves have had a limited impact on overall economic growth, due primarily to the record-low level of rates from which the increases began.

The Fed's action led investors to expect that rates would continue to rise, causing the yield curve to flatten considerably at the front end: the 2-year Treasury Note increased about 1.20% during the period, while the 10-year Treasury Note declined about 0.26%. Fed chief Alan Greenspan called it a conundrum as to why in this type of economy longer rates on bond yields haven't gone up more. Other experts suggested that the slight inflation we're seeing remains contained, and the Fed won't let it get out of control.

YIELDS OF U.S. TREASURY SECURITIES: Effective Yields of Two- and Ten-Year Treasurys

YIELDS ROSE OVER THE REPORT PERIOD FOR BOTH THE 2- AND 10-YEAR TREASURY NOTES. DURING THE PERIOD THE SPREAD BETWEEN THE 2- AND 10-YEAR TREASURY NOTES NARROWED, AS THE 2-YEAR INCREASED MORE THAN THE 10-YEAR.

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

[LINE GRAPH]

- 2-YEAR

- 10-YEAR

DATE                 2-YEAR           10-YEAR
28-Feb-95             6.76             7.20
28-Mar-95             6.78             7.20
28-Apr-95             6.59             7.06
28-May-95             5.84             6.28
28-Jun-95             5.79             6.20
28-Jul-95             5.87             6.43
28-Aug-95             5.85             6.28
28-Sep-95             5.85             6.18
28-Oct-95             5.61             6.02
28-Nov-95             5.34             5.74
28-Dec-95             5.15             5.57
28-Jan-96             4.93             5.58
28-Feb-96             5.43             6.10
28-Mar-96             5.76             6.33
28-Apr-96             6.05             6.67
28-May-96             6.24             6.85
28-Jun-96             6.11             6.71
28-Jul-96             6.22             6.79
28-Aug-96             6.34             6.94
28-Sep-96             6.10             6.70
28-Oct-96             5.74             6.34
28-Nov-96             5.58             6.04
28-Dec-96             5.87             6.42
28-Jan-97             5.91             6.49
28-Feb-97             6.09             6.55
28-Mar-97             6.42             6.90
28-Apr-97             6.27             6.72
28-May-97             6.20             6.66
28-Jun-97             6.07             6.50
28-Jul-97             5.73             6.01
28-Aug-97             5.96             6.34
28-Sep-97             5.78             6.10
28-Oct-97             5.61             5.83
28-Nov-97             5.74             5.87
28-Dec-97             5.65             5.74
28-Jan-98             5.30             5.51
28-Feb-98             5.54             5.62
28-Mar-98             5.56             5.65
28-Apr-98             5.57             5.67
28-May-98             5.52             5.55
28-Jun-98             5.47             5.45
28-Jul-98             5.48             5.49
28-Aug-98             4.78             4.98
28-Sep-98             4.27             4.42
28-Oct-98             4.12             4.61
28-Nov-98             4.51             4.71
28-Dec-98             4.53             4.65
28-Jan-99             4.57             4.65
28-Feb-99             5.14             5.29
28-Mar-99             4.99             5.24
28-Apr-99             5.05             5.35
28-May-99             5.41             5.62
28-Jun-99             5.51             5.78
28-Jul-99             5.62             5.90
28-Aug-99             5.72             5.97
28-Sep-99             5.60             5.88
28-Oct-99             5.79             6.02
28-Nov-99             6.01             6.19
28-Dec-99             6.21             6.44
28-Jan-00             6.59             6.67
28-Feb-00             6.52             6.41
28-Mar-00             6.48             6.00
28-Apr-00             6.68             6.21
28-May-00             6.67             6.27
28-Jun-00             6.36             6.03
28-Jul-00             6.29             6.03
28-Aug-00             6.16             5.73
28-Sep-00             5.98             5.80
28-Oct-00             5.91             5.75
28-Nov-00             5.61             5.47
28-Dec-00             5.10             5.11
28-Jan-01             4.57             5.11
28-Feb-01             4.39             4.90
28-Mar-01             4.18             4.92
28-Apr-01             4.28             5.34
28-May-01             4.19             5.38
28-Jun-01             4.24             5.41
28-Jul-01             3.80             5.05
28-Aug-01             3.63             4.83
28-Sep-01             2.85             4.59
28-Oct-01             2.42             4.23
28-Nov-01             2.84             4.75
28-Dec-01             3.03             5.05
28-Jan-02             3.16             5.03
28-Feb-02             3.06             4.88
28-Mar-02             3.71             5.40
28-Apr-02             3.22             5.09
28-May-02             3.20             5.05
28-Jun-02             2.82             4.80
28-Jul-02             2.24             4.46
28-Aug-02             2.13             4.14
28-Sep-02             1.69             3.60
28-Oct-02             1.67             3.89
28-Nov-02             2.06             4.21
28-Dec-02             1.60             3.82
28-Jan-03             1.69             3.96
28-Feb-03             1.51             3.69
28-Mar-03             1.49             3.80
28-Apr-03             1.49             3.84
28-May-03             1.33             3.37
28-Jun-03             1.30             3.52
28-Jul-03             1.74             4.41
28-Aug-03             1.97             4.47
28-Sep-03             1.46             3.94
28-Oct-03             1.82             4.30
28-Nov-03             2.05             4.33
28-Dec-03             1.82             4.25
28-Jan-04             1.82             4.13
28-Feb-04             1.65             3.97
28-Mar-04             1.58             3.84
28-Apr-04             2.32             4.51
28-May-04             2.54             4.65
28-Jun-04             2.68             4.58
28-Jul-04             2.68             4.48
28-Aug-04             2.40             4.12
28-Sep-04             2.61             4.12
28-Oct-04             2.55             4.03
28-Nov-04             3.00             4.35
28-Dec-04             3.07             4.22
28-Jan-05             3.27             4.13
28-Feb-05             3.60             4.38


4 Schwab Bond Funds

PERFORMANCE AT A GLANCE

Total return for the six months ended 2/28/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB YIELDPLUS FUND(R)
Investor Shares ......................        1.15%
Select Shares(R) .....................        1.33%
Benchmark ............................        0.37%
Fund Category 1 ......................        0.84%

Performance Details ..................    pages 7-8

SCHWAB SHORT-TERM
BOND MARKET FUND(TM) .................       -0.02%
Benchmark ............................       -0.25%
Fund Category 1 ......................        0.25%

Performance Details ..................      page 10

SCHWAB TOTAL BOND
MARKET FUND(TM) ......................        1.40%
Benchmark ............................        1.26%
Fund Category 1 ......................        1.34%

Performance Details ..................      page 12

SCHWAB GNMA FUND(TM)
Investor Shares ......................        1.34%
Select Shares ........................        1.44%
Benchmark ............................        1.67%
Fund Category 1 ......................        0.83%

Performance Details ..................  pages 14-15

IN THE TAXABLE PORTION OF THE BOND MARKET, SPREADS ON INVESTMENT GRADE CORPORATE BONDS REMAINED NARROW, suggesting that investors continued to be confident as corporate balance sheets remained flush with cash. Also of note is that the yield curve continued its flattening trend, with rates rising at the short end on prospects for more rate hikes. Generally speaking, a flattening trend in the yield curve suggests that the Fed will continue to raise rates to contain inflation.

Within this economic scenario, there were several unknowns, including the escalating price of oil, variable monthly employment numbers, and the direction that interest rates would take. We were of the opinion that interest rates would move higher and we managed our portfolios accordingly.

This strategy worked, with the best performing sectors commodity-based, including basic materials, metals and mining. Fortunately, we avoided the worst performing sectors, such as automotive and insurance, the latter of which continued to suffer from regulatory inquiries. Also, credit-quality spreads remained extremely narrow, with lower-quality paper outperforming their higher-quality cohorts on a total-return basis.

THE SCHWAB YIELDPLUS FUND was positioned for a continued economic expansion and performed very well, beating both its benchmark and category-average. The fund was heavily invested in medium-to-higher-quality corporate bonds issued by companies expected to outperform during this type of economy. The portfolio also carried a sizable investment in floating-rate securities and asset-backed securities, particularly home equity loans. The portfolio held a smaller weighting in both mortgage-backed and government securities. During the report period, the fund continued to add mortgage-backed securities and reduced exposure in selected lower-quality corporate and asset-backed sectors.

The fund was generally positioned to defend against interest rate increases during the period by staying close to the short end of its duration range. This caused the fund's NAV to remain relatively stable during the period.

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

  Expenses may be partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

1 Source for category information: Morningstar, Inc.


                                                             Schwab Bond Funds 5

      Spreads on investment grade corporate bonds remained narrow, suggesting that investors continued to be confident as corporate balance sheets remained flush with cash.

THE SCHWAB SHORT-TERM BOND MARKET FUND AND THE SCHWAB TOTAL BOND MARKET FUND were positioned to take advantage of an expanding economy. Both funds outperformed their respective benchmarks, the Lehman Brothers Mutual Fund Short U.S. Government/Credit Index and the Lehman Brothers Aggregate Bond Index, for the six-month period. The Total Bond Fund also beat its category average. The funds had a significant holding in floating-rate securities, which benefit from rising interest rates as they allow us the opportunity to capture a rise in market rates. The funds also benefited from our focus on shorter, lower-quality corporate bonds, and in the mortgage- and asset-backed sectors.

THE SCHWAB GNMA FUND also reported positive returns for the period. Although the fund slightly lagged its benchmark, the Lehman Brothers GNMA Index, it beat the category average. The fund was managed conservatively because we were uncomfortable with the leverage in the U.S. housing market for several reasons. First, some new (primarily adjustable-rate) mortgage products, have lowered monthly payments, which ultimately could push up home prices. In addition, many borrowers have increased the size of their loans by paying off other debt. The combination of these two factors working together introduced the potential for weakness to appear in the housing market. In this type of market, we shortened the portfolio's duration and the spread duration, effectively reducing our exposure to the GNMA market.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

YIELDS OF U.S. TREASURY SECURITIES: Effective Yields of Three-Month and Two-Year Treasurys

YIELDS ON BOTH THE 3-MONTH AND THE 2-YEAR INCREASED AS THE FED CONTINUED TO RAISE RATES.

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

[LINE GRAPH]

- 3-MONTH

- 2-YEAR

                     3-MONTH          2-YEAR
28-Feb-95             5.94             6.76
28-Mar-95             5.87             6.78
28-Apr-95             5.86             6.59
28-May-95             5.80             5.84
28-Jun-95             5.57             5.79
28-Jul-95             5.58             5.87
28-Aug-95             5.45             5.85
28-Sep-95             5.41             5.85
28-Oct-95             5.51             5.61
28-Nov-95             5.49             5.34
28-Dec-95             5.08             5.15
28-Jan-96             5.05             4.93
28-Feb-96             5.03             5.43
28-Mar-96             5.14             5.76
28-Apr-96             5.15             6.05
28-May-96             5.18             6.24
28-Jun-96             5.16             6.11
28-Jul-96             5.31             6.22
28-Aug-96             5.28             6.34
28-Sep-96             5.03             6.10
28-Oct-96             5.15             5.74
28-Nov-96             5.13             5.58
28-Dec-96             5.17             5.87
28-Jan-97             5.15             5.91
28-Feb-97             5.22             6.09
28-Mar-97             5.32             6.42
28-Apr-97             5.23             6.27
28-May-97             4.94             6.20
28-Jun-97             5.17             6.07
28-Jul-97             5.23             5.73
28-Aug-97             5.22             5.96
28-Sep-97             5.10             5.78
28-Oct-97             5.20             5.61
28-Nov-97             5.20             5.74
28-Dec-97             5.35             5.65
28-Jan-98             5.18             5.30
28-Feb-98             5.31             5.54
28-Mar-98             5.12             5.56
28-Apr-98             4.97             5.57
28-May-98             5.01             5.52
28-Jun-98             5.08             5.47
28-Jul-98             5.08             5.48
28-Aug-98             4.83             4.78
28-Sep-98             4.36             4.27
28-Oct-98             4.32             4.12
28-Nov-98             4.48             4.51
28-Dec-98             4.45             4.53
28-Jan-99             4.45             4.57
28-Feb-99             4.67             5.14
28-Mar-99             4.48             4.99
28-Apr-99             4.54             5.05
28-May-99             4.63             5.41
28-Jun-99             4.78             5.51
28-Jul-99             4.75             5.62
28-Aug-99             4.97             5.72
28-Sep-99             4.85             5.60
28-Oct-99             5.09             5.79
28-Nov-99             5.30             6.01
28-Dec-99             5.33             6.21
28-Jan-00             5.69             6.59
28-Feb-00             5.78             6.52
28-Mar-00             5.87             6.48
28-Apr-00             5.83             6.68
28-May-00             5.62             6.67
28-Jun-00             5.86             6.36
28-Jul-00             6.22             6.29
28-Aug-00             6.31             6.16
28-Sep-00             6.21             5.98
28-Oct-00             6.39             5.91
28-Nov-00             6.20             5.61
28-Dec-00             5.90             5.10
28-Jan-01             4.99             4.57
28-Feb-01             4.86             4.39
28-Mar-01             4.29             4.18
28-Apr-01             3.88             4.28
28-May-01             3.62             4.19
28-Jun-01             3.66             4.24
28-Jul-01             3.52             3.80
28-Aug-01             3.37             3.63
28-Sep-01             2.37             2.85
28-Oct-01             2.01             2.42
28-Nov-01             1.73             2.84
28-Dec-01             1.73             3.03
28-Jan-02             1.76             3.16
28-Feb-02             1.76             3.06
28-Mar-02             1.78             3.71
28-Apr-02             1.77             3.22
28-May-02             1.73             3.20
28-Jun-02             1.69             2.82
28-Jul-02             1.70             2.24
28-Aug-02             1.68             2.13
28-Sep-02             1.55             1.69
28-Oct-02             1.45             1.67
28-Nov-02             1.22             2.06
28-Dec-02             1.20             1.60
28-Jan-03             1.17             1.69
28-Feb-03             1.20             1.51
28-Mar-03             1.11             1.49
28-Apr-03             1.11             1.49
28-May-03             1.10             1.33
28-Jun-03             0.85             1.30
28-Jul-03             0.94             1.74
28-Aug-03             0.97             1.97
28-Sep-03             0.94             1.46
28-Oct-03             0.95             1.82
28-Nov-03             0.93             2.05
28-Dec-03             0.92             1.82
28-Jan-04             0.91             1.82
28-Feb-04             0.94             1.65
28-Mar-04             0.94             1.58
28-Apr-04             0.96             2.32
28-May-04             1.07             2.54
28-Jun-04             1.27             2.68
28-Jul-04             1.44             2.68
28-Aug-04             1.58             2.40
28-Sep-04             1.71             2.61
28-Oct-04             1.90             2.55
28-Nov-04             2.23             3.00
28-Dec-04             2.22             3.07
28-Jan-05             2.46             3.27
28-Feb-05             2.75             3.60


6 Schwab Bond Funds

SCHWAB YIELDPLUS FUND(R)

INVESTOR SHARES PERFORMANCE as of 2/28/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]

                                              Benchmark:
                               Fund:       LEHMAN BROTHERS        Fund Category:
                             INVESTOR    U.S. SHORT TREASURY:      MORNINGSTAR
                              SHARES      9-12 MONTHS INDEX      ULTRASHORT BOND
6 MONTHS                       1.15%            0.37%                 0.84%
1 YEAR                         2.09%            0.77%                 1.15%
5 YEARS                        3.76%            3.55%                 3.51%
SINCE INCEPTION (10/1/99)      3.93%            3.61%                 3.62%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in its benchmark.

$12,324  INVESTOR SHARES

$12,119  LEHMAN BROTHERS U.S. SHORT TREASURY: 9-12 MONTHS INDEX

[LINE GRAPH]

                           LEHMAN BROTHERS
             INVESTOR    U.S. SHORT TREASURY:
              SHARES      9-12 MONTHS INDEX
01-Oct-99    $10,000           $10,000
31-Oct-99    $10,050           $10,034
30-Nov-99    $10,092           $10,060
31-Dec-99    $10,148           $10,088
31-Jan-00    $10,184           $10,124
29-Feb-00    $10,248           $10,175
31-Mar-00    $10,295           $10,226
30-Apr-00    $10,270           $10,276
31-May-00    $10,320           $10,321
30-Jun-00    $10,420           $10,401
31-Jul-00    $10,492           $10,457
31-Aug-00    $10,544           $10,490
30-Sep-00    $10,626           $10,552
31-Oct-00    $10,680           $10,601
30-Nov-00    $10,688           $10,671
31-Dec-00    $10,732           $10,771
31-Jan-01    $10,827           $10,890
28-Feb-01    $10,903           $10,937
31-Mar-01    $10,973           $11,012
30-Apr-01    $11,039           $11,063
31-May-01    $11,114           $11,126
30-Jun-01    $11,152           $11,159
31-Jul-01    $11,247           $11,230
31-Aug-01    $11,317           $11,262
30-Sep-01    $11,374           $11,366
31-Oct-01    $11,409           $11,433
30-Nov-01    $11,361           $11,452
31-Dec-01    $11,359           $11,480
31-Jan-02    $11,413           $11,491
28-Feb-02    $11,404           $11,517
31-Mar-02    $11,433           $11,500
30-Apr-02    $11,462           $11,570
31-May-02    $11,503           $11,595
30-Jun-02    $11,520           $11,650
31-Jul-02    $11,454           $11,691
31-Aug-02    $11,531           $11,705
30-Sep-02    $11,534           $11,751
31-Oct-02    $11,573           $11,774
30-Nov-02    $11,623           $11,778
31-Dec-02    $11,661           $11,820
31-Jan-03    $11,709           $11,830
28-Feb-03    $11,752           $11,845
31-Mar-03    $11,761           $11,865
30-Apr-03    $11,817           $11,877
31-May-03    $11,835           $11,890
30-Jun-03    $11,852           $11,914
31-Jul-03    $11,844           $11,909
31-Aug-03    $11,872           $11,921
30-Sep-03    $11,888           $11,956
31-Oct-03    $11,938           $11,951
30-Nov-03    $11,974           $11,952
31-Dec-03    $12,000           $11,988
31-Jan-04    $12,037           $12,003
29-Feb-04    $12,073           $12,025
31-Mar-04    $12,084           $12,038
30-Apr-04    $12,081           $12,015
31-May-04    $12,093           $12,015
30-Jun-04    $12,105           $12,015
31-Jul-04    $12,145           $12,041
31-Aug-04    $12,184           $12,073
30-Sep-04    $12,209           $12,072
31-Oct-04    $12,223           $12,091
30-Nov-04    $12,237           $12,083
31-Dec-04    $12,266           $12,101
31-Jan-05    $12,295           $12,114
28-Feb-05    $12,324           $12,119

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                             Schwab Bond Funds 7

SCHWAB YIELDPLUS FUND

Select Shares(R) Performance as of 2/28/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

[BAR CHART]

                                           Benchmark:
                              Fund:      LEHMAN BROTHERS        Fund Category:
                             SELECT    U.S. SHORT TREASURY:      MORNINGSTAR
                             SHARES     9-12 MONTHS INDEX      ULTRASHORT BOND
6 MONTHS                      1.33%           0.37%                 0.84%
1 YEAR                        2.34%           0.77%                 1.15%
5 YEARS                       3.91%           3.55%                 3.51%
SINCE INCEPTION (10/1/99)     4.09%           3.61%                 3.62%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$62,120  SELECT SHARES

$60,595  LEHMAN BROTHERS U.S. SHORT TREASURY: 9-12 MONTHS INDEX

[LINE GRAPH]

                           Benchmark:
              Fund:      LEHMAN BROTHERS
             SELECT    U.S. SHORT TREASURY:
             SHARES     9-12 MONTHS INDEX
01-Oct-99    $50,000         $50,000
31-Oct-99    $50,260         $50,170
30-Nov-99    $50,470         $50,300
31-Dec-99    $50,755         $50,441
31-Jan-00    $50,945         $50,618
29-Feb-00    $51,270         $50,876
31-Mar-00    $51,515         $51,130
30-Apr-00    $51,395         $51,381
31-May-00    $51,650         $51,607
30-Jun-00    $52,105         $52,004
31-Jul-00    $52,475         $52,285
31-Aug-00    $52,790         $52,452
30-Sep-00    $53,210         $52,762
31-Oct-00    $53,485         $53,005
30-Nov-00    $53,535         $53,354
31-Dec-00    $53,760         $53,856
31-Jan-01    $54,240         $54,448
28-Feb-01    $54,575         $54,683
31-Mar-01    $54,985         $55,060
30-Apr-01    $55,325         $55,313
31-May-01    $55,710         $55,628
30-Jun-01    $55,850         $55,795
31-Jul-01    $56,390         $56,152
31-Aug-01    $56,750         $56,310
30-Sep-01    $56,985         $56,828
31-Oct-01    $57,225         $57,163
30-Nov-01    $56,990         $57,260
31-Dec-01    $56,985         $57,398
31-Jan-02    $57,205         $57,455
28-Feb-02    $57,225         $57,587
31-Mar-02    $57,380         $57,501
30-Apr-02    $57,530         $57,851
31-May-02    $57,745         $57,973
30-Jun-02    $57,835         $58,251
31-Jul-02    $57,515         $58,455
31-Aug-02    $57,905         $58,525
30-Sep-02    $57,930         $58,754
31-Oct-02    $58,135         $58,871
30-Nov-02    $58,395         $58,889
31-Dec-02    $58,585         $59,101
31-Jan-03    $58,835         $59,148
28-Feb-03    $59,060         $59,225
31-Mar-03    $59,115         $59,326
30-Apr-03    $59,400         $59,385
31-May-03    $59,500         $59,450
30-Jun-03    $59,595         $59,569
31-Jul-03    $59,560         $59,545
31-Aug-03    $59,710         $59,605
30-Sep-03    $59,795         $59,778
31-Oct-03    $60,055         $59,754
30-Nov-03    $60,245         $59,760
31-Dec-03    $60,380         $59,939
31-Jan-04    $60,515         $60,017
29-Feb-04    $60,700         $60,125
31-Mar-04    $60,825         $60,191
30-Apr-04    $60,820         $60,077
31-May-04    $60,890         $60,077
30-Jun-04    $60,955         $60,077
31-Jul-04    $61,160         $60,203
31-Aug-04    $61,305         $60,365
30-Sep-04    $61,500         $60,359
31-Oct-04    $61,580         $60,456
30-Nov-04    $61,660         $60,414
31-Dec-04    $61,810         $60,504
31-Jan-05    $61,965         $60,571
28-Feb-05    $62,120         $60,595

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


8 Schwab Bond Funds

SCHWAB YIELDPLUS FUND

FUND FACTS AS OF 2/28/05

STATISTICS

NUMBER OF HOLDINGS                                                         598
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                               Short
  Credit Quality                                                         Medium
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2
  Investor Shares                                                         3.28%
  Select Shares                                                           3.43%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2
  Investor Shares                                                         2.58%
  Select Shares                                                           2.73%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                0.5 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                0.5 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                             A
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 3                                                  40%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT
  Investor Shares ($1,000 for retirement and custodial accounts)          $2,500
  Select Shares                                                          $50,000
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

46.1% CORPORATE BONDS
30.0% ASSET-BACKED OBLIGATIONS
15.5% MORTGAGE-BACKED SECURITIES
 5.7% PREFERRED STOCK
 2.5% COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
 0.2% MUNICIPAL BONDS

BY CREDIT QUALITY 4

[PIE CHART]

19.7% AAA
17.9% AA
29.4% A
19.3% BBB
 9.6% BB
 0.5% B
 0.1% CCC
 3.5% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

68.0% 0-6 MONTHS
15.6% 7-18 MONTH
 9.8% 19-30 MONTHS
 6.6% MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/05, and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Not annualized.

4 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                             Schwab Bond Funds 9

SCHWAB SHORT-TERM BOND MARKET FUND(TM)

PERFORMANCE as of 2/28/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark indices and Morningstar category.

[BAR CHART]

                      Benchmark--Blended:
                        LEHMAN BROTHERS
                        SHORT (1-3 YEAR)
                        U.S. GOVERNMENT
                        BOND INDEX and       Benchmark--Current:
                        LEHMAN BROTHERS        LEHMAN BROTHERS
                          MUTUAL FUND            MUTUAL FUND
                        SHORT (1-5 YEAR)       SHORT (1-5 YEAR)     Fund Category:
                        U.S. GOVERNMENT/       U.S. GOVERNMENT/      MORNINGSTAR
             FUND        CREDIT INDEX           CREDIT INDEX       SHORT-TERM BOND
6 MONTHS    -0.02%                                 -0.25%                0.25%
1 YEAR       0.68%                                  0.25%                0.59%
5 YEARS      5.49%                                  6.00%                4.78%
10 YEARS     5.53%           5.99%                  6.12%                5.24%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark indices.

$17,129  FUND

$17,886 LEHMAN BROTHERS SHORT (1-3 YEAR) U.S. GOVERNMENT BOND INDEX and LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX

$18,138  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT
         INDEX

[LINE GRAPH]

                                       LEHMAN BROTHERS
                                       SHORT (1-3 YEAR)
                                       U.S. GOVERNMENT
                                       BOND INDEX and
                                       LEHMAN BROTHERS           LEHMAN BROTHERS
                                         MUTUAL FUND              MUTUAL FUND
                                       SHORT (1-5 YEAR)         SHORT (1-5 YEAR)
                                       U.S. GOVERNMENT/         U.S. GOVERNMENT/
                      FUND              CREDIT INDEX             CREDIT INDEX
28-Feb-95            $10,000               $10,000                   $10,000
31-Mar-95            $10,057               $10,058                   $10,057
30-Apr-95            $10,140               $10,148                   $10,163
31-May-95            $10,321               $10,324                   $10,398
30-Jun-95            $10,362               $10,380                   $10,460
31-Jul-95            $10,385               $10,423                   $10,485
31-Aug-95            $10,459               $10,485                   $10,559
30-Sep-95            $10,521               $10,537                   $10,619
31-Oct-95            $10,607               $10,624                   $10,721
30-Nov-95            $10,712               $10,715                   $10,835
31-Dec-95            $10,799               $10,795                   $10,929
31-Jan-96            $10,884               $10,887                   $11,030
29-Feb-96            $10,814               $10,844                   $10,955
31-Mar-96            $10,781               $10,837                   $10,921
30-Apr-96            $10,780               $10,847                   $10,912
31-May-96            $10,780               $10,871                   $10,920
30-Jun-96            $10,866               $10,951                   $11,016
31-Jul-96            $10,899               $10,993                   $11,056
31-Aug-96            $10,918               $11,034                   $11,083
30-Sep-96            $11,029               $11,135                   $11,206
31-Oct-96            $11,167               $11,260                   $11,363
30-Nov-96            $11,279               $11,344                   $11,472
31-Dec-96            $11,231               $11,346                   $11,442
31-Jan-97            $11,288               $11,400                   $11,495
28-Feb-97            $11,304               $11,428                   $11,518
31-Mar-97            $11,268               $11,419                   $11,481
30-Apr-97            $11,371               $11,512                   $11,592
31-May-97            $11,454               $11,593                   $11,677
30-Jun-97            $11,542               $11,673                   $11,769
31-Jul-97            $11,706               $11,800                   $11,944
31-Aug-97            $11,678               $11,812                   $11,927
30-Sep-97            $11,782               $11,902                   $12,038
31-Oct-97            $11,889               $11,990                   $12,146
30-Nov-97            $11,922               $12,020                   $12,169
31-Dec-97            $12,005               $12,100                   $12,258
31-Jan-98            $12,136               $12,216                   $12,400
28-Feb-98            $12,114               $12,227                   $12,400
31-Mar-98            $12,163               $12,270                   $12,444
30-Apr-98            $12,217               $12,330                   $12,505
31-May-98            $12,287               $12,405                   $12,581
30-Jun-98            $12,355               $12,475                   $12,651
31-Jul-98            $12,400               $12,527                   $12,704
31-Aug-98            $12,570               $12,703                   $12,882
30-Sep-98            $12,784               $12,940                   $13,123
31-Oct-98            $12,828               $12,977                   $13,160
30-Nov-98            $12,804               $12,966                   $13,149
31-Dec-98            $12,837               $13,010                   $13,194
31-Jan-99            $12,874               $13,075                   $13,260
28-Feb-99            $12,754               $12,964                   $13,147
31-Mar-99            $12,852               $13,061                   $13,246
30-Apr-99            $12,864               $13,104                   $13,290
31-May-99            $12,815               $13,052                   $13,237
30-Jun-99            $12,841               $13,089                   $13,274
31-Jul-99            $12,870               $13,102                   $13,287
31-Aug-99            $12,900               $13,130                   $13,316
30-Sep-99            $12,995               $13,236                   $13,423
31-Oct-99            $13,016               $13,271                   $13,459
30-Nov-99            $13,034               $13,294                   $13,482
31-Dec-99            $13,034               $13,283                   $13,471
31-Jan-00            $13,001               $13,257                   $13,444
29-Feb-00            $13,103               $13,357                   $13,546
31-Mar-00            $13,228               $13,456                   $13,646
30-Apr-00            $13,224               $13,459                   $13,649
31-May-00            $13,280               $13,499                   $13,690
30-Jun-00            $13,458               $13,686                   $13,879
31-Jul-00            $13,543               $13,783                   $13,978
31-Aug-00            $13,670               $13,914                   $14,111
30-Sep-00            $13,796               $14,044                   $14,242
31-Oct-00            $13,858               $14,104                   $14,303
30-Nov-00            $14,015               $14,258                   $14,459
31-Dec-00            $14,224               $14,469                   $14,673
31-Jan-01            $14,402               $14,689                   $14,896
28-Feb-01            $14,496               $14,809                   $15,018
31-Mar-01            $14,602               $14,930                   $15,142
30-Apr-01            $14,626               $14,948                   $15,160
31-May-01            $14,727               $15,037                   $15,249
30-Jun-01            $14,794               $15,094                   $15,307
31-Jul-01            $15,027               $15,338                   $15,555
31-Aug-01            $15,152               $15,462                   $15,681
30-Sep-01            $15,366               $15,716                   $15,938
31-Oct-01            $15,494               $15,909                   $16,134
30-Nov-01            $15,313               $15,812                   $16,036
31-Dec-01            $15,262               $15,778                   $16,001
31-Jan-02            $15,328               $15,836                   $16,060
28-Feb-02            $15,371               $15,933                   $16,158
31-Mar-02            $15,221               $15,772                   $15,995
30-Apr-02            $15,377               $15,994                   $16,220
31-May-02            $15,504               $16,120                   $16,348
30-Jun-02            $15,580               $16,259                   $16,489
31-Jul-02            $15,721               $16,454                   $16,687
31-Aug-02            $15,890               $16,602                   $16,837
30-Sep-02            $16,086               $16,820                   $17,057
31-Oct-02            $16,092               $16,816                   $17,054
30-Nov-02            $16,029               $16,794                   $17,032
31-Dec-02            $16,269               $17,060                   $17,301
31-Jan-03            $16,306               $17,070                   $17,311
28-Feb-03            $16,459               $17,227                   $17,471
31-Mar-03            $16,504               $17,258                   $17,502
30-Apr-03            $16,596               $17,341                   $17,586
31-May-03            $16,768               $17,539                   $17,787
30-Jun-03            $16,795               $17,558                   $17,806
31-Jul-03            $16,547               $17,312                   $17,557
31-Aug-03            $16,559               $17,321                   $17,566
30-Sep-03            $16,846               $17,612                   $17,861
31-Oct-03            $16,741               $17,497                   $17,745
30-Nov-03            $16,731               $17,499                   $17,746
31-Dec-03            $16,839               $17,632                   $17,881
31-Jan-04            $16,895               $17,702                   $17,953
29-Feb-04            $17,014               $17,841                   $18,093
31-Mar-04            $17,101               $17,939                   $18,192
30-Apr-04            $16,871               $17,648                   $17,898
31-May-04            $16,822               $17,604                   $17,853
30-Jun-04            $16,840               $17,627                   $17,876
31-Jul-04            $16,943               $17,727                   $17,978
31-Aug-04            $17,131               $17,931                   $18,185
30-Sep-04            $17,133               $17,931                   $18,185
31-Oct-04            $17,206               $18,015                   $18,270
30-Nov-04            $17,093               $17,889                   $18,142
31-Dec-04            $17,179               $17,959                   $18,213
31-Jan-05            $17,172               $17,954                   $18,208
28-Feb-05            $17,129               $17,886                   $18,138

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers Short (1-3 Year) U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index from 3/1/98 through the end of the report period. Benchmark performance for the one- and five-year periods is the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index. Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


10 Schwab Bond Funds

SCHWAB SHORT-TERM BOND MARKET FUND

FUND FACTS as of 2/28/05

STATISTICS

NUMBER OF HOLDINGS                                                         139
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                               Short
  Credit Quality                                                          High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        3.47%
--------------------------------------------------------------------------------
30-DAY SEC YIELD-NO WAIVER 3                                              3.46%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             2.71%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                               2.5 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                               2.4 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 4                                                  56%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                               $2,500
  ($1,000 for retirement and custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

48.1% U.S. GOVERNMENT SECURITIES
23.4% CORPORATE BONDS
16.8% MORTGAGE-BACKED SECURITIES
 8.9% ASSET-BACKED OBLIGATIONS
 2.2% PREFERRED STOCK
 0.4% COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
 0.2% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 5

[PIE CHART]

69.9% AAA
 5.1% AA
 9.2% A
10.3% BBB
 4.6% BB
 0.3% B
 0.6% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

15.9% 0-6 MONTHS
13.2% 7-18 MONTH
27.1% 19-30 MONTHS
43.8% MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/05 and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Fund expenses have been partially absorbed by CSIM and Schwab. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

4 Not annualized.

5 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                            Schwab Bond Funds 11

SCHWAB TOTAL BOND MARKET FUND(TM)

PERFORMANCE as of 2/28/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark indices and Morningstar category.

[BAR CHART]

                   Benchmark--Blended:
                     LEHMAN BROTHERS
                 GENERAL U.S. GOVERNMENT
                     BOND INDEX and       Benchmark--Current:    Fund Category:
                     LEHMAN BROTHERS        LEHMAN BROTHERS       MORNINGSTAR
                     U.S. AGGREGATE          U.S. AGGREGATE    INTERMEDIATE-TERM
           FUND        BOND INDEX              BOND INDEX            BOND
6 MONTHS   1.40%                                  1.26%              1.34%
1 YEAR     2.95%                                  2.43%              2.16%
5 YEARS    7.23%                                  7.53%              6.73%
10 YEARS   7.08%          7.19%                   7.26%              6.53%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark indices.

$19,833  FUND

$20,023 LEHMAN BROTHERS GENERAL U.S. GOVERNMENT BOND INDEX and LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

$20,156  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                                         LEHMAN BROTHERS
                                      GENERAL U.S. GOVERNMENT
                                         BOND INDEX and
                                         LEHMAN BROTHERS        LEHMAN BROTHERS
                                          U.S. AGGREGATE         U.S. AGGREGATE
                          FUND              BOND INDEX             BOND INDEX
28-Feb-95                $10,000             $10,000                $10,000
31-Mar-95                $10,067             $10,063                $10,061
30-Apr-95                $10,225             $10,195                $10,202
31-May-95                $10,734             $10,606                $10,597
30-Jun-95                $10,750             $10,687                $10,674
31-Jul-95                $10,658             $10,648                $10,651
31-Aug-95                $10,863             $10,772                $10,779
30-Sep-95                $10,999             $10,876                $10,884
31-Oct-95                $11,206             $11,041                $11,025
30-Nov-95                $11,433             $11,213                $11,191
31-Dec-95                $11,642             $11,373                $11,347
31-Jan-96                $11,682             $11,442                $11,422
29-Feb-96                $11,341             $11,209                $11,223
31-Mar-96                $11,209             $11,116                $11,145
30-Apr-96                $11,051             $11,044                $11,082
31-May-96                $11,010             $11,026                $11,060
30-Jun-96                $11,163             $11,168                $11,209
31-Jul-96                $11,167             $11,196                $11,239
31-Aug-96                $11,111             $11,171                $11,220
30-Sep-96                $11,376             $11,357                $11,415
31-Oct-96                $11,694             $11,606                $11,668
30-Nov-96                $11,987             $11,808                $11,868
31-Dec-96                $11,775             $11,688                $11,757
31-Jan-97                $11,771             $11,701                $11,794
28-Feb-97                $11,793             $11,717                $11,823
31-Mar-97                $11,602             $11,593                $11,692
30-Apr-97                $11,840             $11,760                $11,868
31-May-97                $11,958             $11,861                $11,980
30-Jun-97                $12,133             $11,994                $12,123
31-Jul-97                $12,551             $12,334                $12,450
31-Aug-97                $12,353             $12,212                $12,344
30-Sep-97                $12,583             $12,396                $12,527
31-Oct-97                $12,855             $12,610                $12,709
30-Nov-97                $12,867             $12,674                $12,767
31-Dec-97                $12,941             $12,807                $12,896
31-Jan-98                $13,128             $12,999                $13,061
28-Feb-98                $13,092             $12,964                $13,051
31-Mar-98                $13,116             $13,008                $13,095
30-Apr-98                $13,183             $13,076                $13,163
31-May-98                $13,306             $13,200                $13,288
30-Jun-98                $13,398             $13,313                $13,401
31-Jul-98                $13,438             $13,340                $13,429
31-Aug-98                $13,691             $13,558                $13,648
30-Sep-98                $14,024             $13,875                $13,968
31-Oct-98                $13,943             $13,802                $13,894
30-Nov-98                $13,964             $13,880                $13,973
31-Dec-98                $14,031             $13,922                $14,015
31-Jan-99                $14,147             $14,021                $14,114
28-Feb-99                $13,874             $13,775                $13,867
31-Mar-99                $13,968             $13,851                $13,943
30-Apr-99                $13,971             $13,896                $13,988
31-May-99                $13,811             $13,773                $13,865
30-Jun-99                $13,760             $13,729                $13,821
31-Jul-99                $13,727             $13,672                $13,763
31-Aug-99                $13,708             $13,665                $13,756
30-Sep-99                $13,893             $13,823                $13,915
31-Oct-99                $13,932             $13,874                $13,967
30-Nov-99                $13,940             $13,873                $13,965
31-Dec-99                $13,885             $13,806                $13,898
31-Jan-00                $13,826             $13,761                $13,852
29-Feb-00                $13,983             $13,927                $14,020
31-Mar-00                $14,195             $14,111                $14,205
30-Apr-00                $14,108             $14,070                $14,164
31-May-00                $14,054             $14,063                $14,157
30-Jun-00                $14,372             $14,356                $14,451
31-Jul-00                $14,498             $14,486                $14,583
31-Aug-00                $14,715             $14,696                $14,794
30-Sep-00                $14,807             $14,789                $14,887
31-Oct-00                $14,890             $14,887                $14,986
30-Nov-00                $15,136             $15,131                $15,231
31-Dec-00                $15,424             $15,412                $15,515
31-Jan-01                $15,630             $15,663                $15,768
28-Feb-01                $15,766             $15,800                $15,905
31-Mar-01                $15,883             $15,879                $15,984
30-Apr-01                $15,832             $15,812                $15,917
31-May-01                $15,944             $15,907                $16,013
30-Jun-01                $16,033             $15,967                $16,074
31-Jul-01                $16,398             $16,325                $16,434
31-Aug-01                $16,582             $16,513                $16,623
30-Sep-01                $16,732             $16,704                $16,815
31-Oct-01                $17,032             $17,053                $17,167
30-Nov-01                $16,788             $16,818                $16,930
31-Dec-01                $16,682             $16,710                $16,822
31-Jan-02                $16,815             $16,846                $16,958
28-Feb-02                $16,924             $17,009                $17,122
31-Mar-02                $16,620             $16,727                $16,838
30-Apr-02                $16,853             $17,051                $17,165
31-May-02                $17,021             $17,196                $17,311
30-Jun-02                $17,151             $17,346                $17,461
31-Jul-02                $17,317             $17,556                $17,673
31-Aug-02                $17,603             $17,852                $17,971
30-Sep-02                $17,886             $18,142                $18,262
31-Oct-02                $17,755             $18,058                $18,178
30-Nov-02                $17,760             $18,053                $18,173
31-Dec-02                $18,148             $18,426                $18,549
31-Jan-03                $18,197             $18,443                $18,566
28-Feb-03                $18,458             $18,697                $18,822
31-Mar-03                $18,439             $18,683                $18,807
30-Apr-03                $18,597             $18,838                $18,963
31-May-03                $18,952             $19,188                $19,316
30-Jun-03                $18,898             $19,150                $19,277
31-Jul-03                $18,258             $18,506                $18,629
31-Aug-03                $18,387             $18,628                $18,752
30-Sep-03                $18,894             $19,122                $19,249
31-Oct-03                $18,747             $18,944                $19,070
30-Nov-03                $18,761             $18,990                $19,116
31-Dec-03                $18,937             $19,183                $19,311
31-Jan-04                $19,083             $19,337                $19,465
29-Feb-04                $19,265             $19,546                $19,676
31-Mar-04                $19,431             $19,692                $19,823
30-Apr-04                $18,969             $19,180                $19,308
31-May-04                $18,887             $19,103                $19,231
30-Jun-04                $19,010             $19,212                $19,340
31-Jul-04                $19,197             $19,403                $19,532
31-Aug-04                $19,559             $19,773                $19,905
30-Sep-04                $19,606             $19,827                $19,959
31-Oct-04                $19,755             $19,993                $20,126
30-Nov-04                $19,613             $19,833                $19,965
31-Dec-04                $19,802             $20,016                $20,149
31-Jan-05                $19,937             $20,142                $20,276
28-Feb-05                $19,833             $20,023                $20,156

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers General U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers U.S. Aggregate Bond Index from 3/1/98 through the end of the report period. Benchmark performance for the one- and five-year periods is the Lehman U.S. Aggregate Bond Index. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


12 Schwab Bond Funds

SCHWAB TOTAL BOND MARKET FUND

FUND FACTS as of 2/28/05

STATISTICS

NUMBER OF HOLDINGS                                                         292
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                              Medium
  Credit Quality                                                          High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        3.62%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             3.24%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                4.9 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                4.2 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                             AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 3                                                  111%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                                $2,500
  ($1,000 for retirement and custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

32.9% MORTGAGE-BACKED SECURITIES
21.1% U.S. GOVERNMENT SECURITIES
18.3% CORPORATE BONDS
17.3% ASSET-BACKED OBLIGATIONS
 8.1% COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
 2.2% PREFERRED STOCK
 0.1% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 4

[PIE CHART]

66.4% AAA
 4.8% AA
 9.1% A
 8.1% BBB
 3.7% BB
 0.3% B
 7.6% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

30.0% 0-1 YEAR
60.1% 2-10 YEARS
 4.4% 11-20 YEARS
 5.5% 21-30 YEARS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/05 and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Not annualized.

4 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                            Schwab Bond Funds 13

SCHWAB GNMA FUND(TM)

INVESTOR SHARES PERFORMANCE as of 2/28/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]

                                                              Fund Category:
                               Fund:         Benchmark:         MORNINGSTAR
                             INVESTOR     LEHMAN BROTHERS      INTERMEDIATE
                              SHARES        GNMA INDEX          GOVERNMENT
6 MONTHS                       1.34%           1.67%              0.83%
1 YEAR                         2.39%           3.40%              1.65%
SINCE INCEPTION (3/3/03)       2.28%           3.32%              2.13%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in its benchmark.

$10,463  INVESTOR SHARES

$10,678  LEHMAN BROTHERS GNMA INDEX

[LINE GRAPH]

                    INVESTOR           LEHMAN BROTHERS
                     SHARES              GNMA INDEX
03-Mar-03           $10,000                $10,000
31-Mar-03            $9,984                $10,007
30-Apr-03           $10,009                $10,031
31-May-03           $10,035                $10,031
30-Jun-03           $10,048                $10,061
31-Jul-03            $9,887                 $9,895
31-Aug-03            $9,889                 $9,959
30-Sep-03           $10,056                $10,104
31-Oct-03           $10,006                $10,078
30-Nov-03           $10,053                $10,112
31-Dec-03           $10,113                $10,207
31-Jan-04           $10,161                $10,258
29-Feb-04           $10,219                $10,327
31-Mar-04           $10,246                $10,369
30-Apr-04           $10,077                $10,205
31-May-04           $10,054                $10,184
30-Jun-04           $10,124                $10,274
31-Jul-04           $10,186                $10,358
31-Aug-04           $10,324                $10,502
30-Sep-04           $10,334                $10,524
31-Oct-04           $10,410                $10,607
30-Nov-04           $10,390                $10,581
31-Dec-04           $10,434                $10,651
31-Jan-05           $10,501                $10,712
28-Feb-05           $10,463                $10,678

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


14 Schwab Bond Funds

SCHWAB GNMA FUND

SELECT SHARES(R) PERFORMANCE as of 2/28/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

[BAR CHART]

                                                            Fund Category:
                              Fund:        Benchmark:         MORNINGSTAR
                             SELECT     LEHMAN BROTHERS      INTERMEDIATE
                             SHARES       GNMA INDEX          GOVERNMENT
6 MONTHS                      1.44%          1.67%              0.83%
1 YEAR                        2.58%          3.40%              1.65%
SINCE INCEPTION (3/3/03)      2.40%          3.32%              2.13%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$52,435  SELECT SHARES

$53,388  LEHMAN BROTHERS GNMA INDEX

[LINE GRAPH]

                    SELECT            LEHMAN BROTHERS
                    SHARES              GNMA INDEX
03-Mar-03           $50,000              $50,000
31-Mar-03           $49,920              $50,035
30-Apr-03           $50,045              $50,155
31-May-03           $50,175              $50,155
30-Jun-03           $50,290              $50,306
31-Jul-03           $49,435              $49,476
31-Aug-03           $49,445              $49,797
30-Sep-03           $50,280              $50,519
31-Oct-03           $50,080              $50,388
30-Nov-03           $50,265              $50,559
31-Dec-03           $50,620              $51,034
31-Jan-04           $50,815              $51,290
29-Feb-04           $51,115              $51,633
31-Mar-04           $51,260              $51,845
30-Apr-04           $50,420              $51,026
31-May-04           $50,310              $50,919
30-Jun-04           $50,670              $51,372
31-Jul-04           $50,990              $51,788
31-Aug-04           $51,690              $52,508
30-Sep-04           $51,750              $52,618
31-Oct-04           $52,135              $53,034
30-Nov-04           $52,045              $52,906
31-Dec-04           $52,330              $53,256
31-Jan-05           $52,620              $53,559
28-Feb-05           $52,435              $53,388

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                            Schwab Bond Funds 15

SCHWAB GNMA FUND

FUND FACTS as of 2/28/05

STATISTICS

NUMBER OF HOLDINGS                                                         80
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                              Medium
  Credit Quality                                                          High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2
  Investor Shares                                                         4.38%
  Select Shares                                                           4.57%
--------------------------------------------------------------------------------
30-DAY SEC YIELD-NO WAIVER 3
  Investor Shares                                                         4.08%
  Select Shares                                                           4.23%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2
  Investor Shares                                                         3.70%
  Select Shares                                                           3.89%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                3.4 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                2.6 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 4                                                  73%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT
  Investor Shares ($1,000 for retirement and custodial accounts)          $2,500
  Select Shares                                                          $50,000
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

90.0% MORTGAGE-BACKED SECURITIES
 4.1% ASSET-BACKED OBLIGATIONS
 3.1% U.S. GOVERNMENT SECURITIES
 1.8% COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
 1.0% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 5

[PIE CHART]

93.0% AAA
 3.7% A
 0.4% BBB
 2.9% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 6.3% 0-6 MONTHS
 1.6% 7-18 MONTH
10.8% 19-30 MONTHS
81.3% MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/05 and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Fund expenses have been partially absorbed by CSIM and Schwab. The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

4 Not annualized.

5 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


16 Schwab Bond Funds

FUND EXPENSES

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning September 1, 2004 and held through February 28, 2005.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's or share class' actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                             ENDING
                                                           BEGINNING      ACCOUNT VALUE         EXPENSES
                                        EXPENSE RATIO 1  ACCOUNT VALUE  (Net of Expenses)  PAID DURING PERIOD 2
                                          (Annualized)     at 9/1/04       at 2/28/05         9/1/04-2/28/05
---------------------------------------------------------------------------------------------------------------
SCHWAB YIELDPLUS FUND(R)

Investor Shares
  Actual Return                              0.59%          $1,000          $1,011.50             $2.94
  Hypothetical 5% Return                     0.59%          $1,000          $1,021.87             $2.96

Select Shares(R)
  Actual Return                              0.44%          $1,000          $1,013.30             $2.20
  Hypothetical 5% Return                     0.44%          $1,000          $1,022.61             $2.21
---------------------------------------------------------------------------------------------------------------
SCHWAB SHORT-TERM BOND MARKET FUND(TM)

  Actual Return                              0.55%          $1,000            $999.80             $2.73
  Hypothetical 5% Return                     0.55%          $1,000          $1,022.07             $2.76
---------------------------------------------------------------------------------------------------------------
SCHWAB TOTAL BOND MARKET FUND(TM)

  Actual Return                              0.54%          $1,000          $1,014.00             $2.70
  Hypothetical 5% Return                     0.54%          $1,000          $1,022.12             $2.71
---------------------------------------------------------------------------------------------------------------
SCHWAB GNMA FUND(TM)

Investor Shares
  Actual Return                              0.74%          $1,000          $1,013.40             $3.69
  Hypothetical 5% Return                     0.74%          $1,000          $1,021.13             $3.71

Select Shares
  Actual Return                              0.55%          $1,000          $1,014.40             $2.75
  Hypothetical 5% Return                     0.55%          $1,000          $1,022.07             $2.76

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.


                                                            Schwab Bond Funds 17

SCHWAB YIELDPLUS FUND(R)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                      9/1/04-      9/1/03-     9/1/02-     9/1/01-    9/1/00-    10/1/99 1-
INVESTOR SHARES                                       2/28/05*     8/31/04     8/31/03     8/31/02    8/31/01     8/31/00
-----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  9.71         9.70        9.75       10.00       9.92       10.00
                                                      -----------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.13         0.24        0.30        0.42       0.62        0.61
  Net realized and unrealized gains or losses          (0.02)        0.01       (0.02)      (0.23)      0.08       (0.08)
                                                      -----------------------------------------------------------------------
  Total income from investment operations               0.11         0.25        0.28        0.19       0.70        0.53
Less distributions:
  Dividends from net investment income                 (0.13)       (0.24)      (0.33)      (0.44)     (0.62)      (0.61)
                                                      -----------------------------------------------------------------------
Net asset value at end of period                        9.69         9.71        9.70        9.75      10.00        9.92
                                                      -----------------------------------------------------------------------
Total return (%)                                        1.15 2       2.63        2.95        1.89       7.33        5.44 2

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                0.59 3       0.59        0.59        0.55       0.55        0.56 3,4
  Gross operating expenses                              0.59 3       0.59        0.59        0.62       0.71        0.80 3
  Net investment income                                 2.62 3       2.43        3.08        4.36       6.03        6.72 3
Portfolio turnover rate                                   40 2         89         109          42        106          81 2
Net assets, end of period ($ x 1,000,000)                775          639         410         392        185          53

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.55% if certain non-routine expenses (proxy fees) had not been included.


18 See financial notes.

SCHWAB YIELDPLUS FUND

                                                      9/1/04-      9/1/03-     9/1/02-     9/1/01-    9/1/00-   10/1/99 1-
SELECT SHARES                                         2/28/05*     8/31/04     8/31/03     8/31/02    8/31/01    8/31/00
-----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  9.70         9.70        9.75       10.00       9.92       10.00
                                                      -----------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.14         0.25        0.32        0.44       0.64        0.62
  Net realized and unrealized gains or losses          (0.01)        0.01       (0.02)      (0.24)      0.08       (0.08)
                                                      -----------------------------------------------------------------------
  Total income from investment operations               0.13         0.26        0.30        0.20       0.72        0.54
Less distributions:
  Dividends from net investment income                 (0.14)       (0.26)      (0.35)      (0.45)     (0.64)      (0.62)
                                                      -----------------------------------------------------------------------
Net asset value at end of period                        9.69         9.70        9.70        9.75      10.00        9.92
                                                      -----------------------------------------------------------------------
Total return (%)                                        1.33 2       2.67        3.10        2.04       7.50        5.58 2

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                0.44 3       0.45        0.44        0.40       0.40        0.41 3,4
  Gross operating expenses                              0.44 3       0.45        0.44        0.47       0.56        0.65 3
  Net investment income                                 2.77 3       2.57        3.23        4.52       6.18        6.88 3
Portfolio turnover rate                                   40 2         89         109          42        106          81 2
Net assets, end of period ($ x 1,000,000)              4,109        3,030       1,476       1,443        772         219

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.40% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 19

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS as of February 28, 2005, unaudited

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http:/www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

= Delayed-delivery security

~ Variable-rate security

/ Callable security

@ All or a portion of this security is held as collateral for futures contracts and delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                          COST           VALUE
 HOLDINGS BY CATEGORY                                   ($x1,000)      ($x1,000)
 -------------------------------------------------------------------------------
  46.7%   CORPORATE BONDS                               2,276,174     2,280,393

  30.4%   ASSET-BACKED
          OBLIGATIONS                                   1,474,917     1,481,948

  15.6%   MORTGAGE-BACKED
          SECURITIES                                      766,783       763,606

   0.2%   MUNICIPAL BONDS                                   9,523         9,510

   0.0%   U.S. GOVERNMENT
          SECURITIES                                        1,044         1,044

   2.6%   COMMERCIAL PAPER
          & OTHER CORPORATE
          OBLIGATIONS                                     125,821       125,821

   5.8%   PREFERRED STOCK                                 284,583       283,614

   0.0%   OTHER INVESTMENT
          COMPANIES                                           172           172
--------------------------------------------------------------------------------
 101.3%   TOTAL INVESTMENTS                             4,939,017     4,946,108

 (1.3)%   OTHER ASSETS AND
          LIABILITIES                                                   (62,913)
--------------------------------------------------------------------------------
 100.0%   NET ASSETS                                                  4,883,195

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
      CORPORATE BONDS 46.7% of net assets

      FINANCE 22.3%
      --------------------------------------------------------------------------
      BANKING 13.5%

      AB SPINTAB, 144A
   ~/    2.17%, 04/30/05                                    6,500          6,499
   /@    7.50%, 08/14/49                                    2,100          2,204
   ~/ ARTESIA OVERSEAS, LTD.
         3.62%, 05/25/05                                   10,000         10,150
   /@ BBVA BANCOMER CAPITAL TRUST I, 144A
         10.50%, 02/16/11                                  24,900         26,550
   ~/ BNP PARIBAS
         2.54%, 03/21/05                                   42,700         42,649
    ~ COUNTRYWIDE HOME LOAN
         2.98%, 08/26/05                                   17,000        17,002
   ~/ CULLEN/ FROST CAPITAL TRUST II
         3.95%, 03/01/05                                   13,000        13,414
   ~/ DEUTSCHE BANK CAPITAL TRUST, 144A
      Class B
         3.97%, 03/30/05                                   48,400        48,645
    ~ DORAL FINANCIAL CORP.
         3.50%, 04/20/05                                   30,035        30,035
   ~/ EMIGRANT CAPITAL TRUST I, 144A
         4.95%, 03/10/05                                   18,920        18,857
    / FIFTH THIRD BANK
         7.75%, 08/15/10                                    5,000         5,086


20 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
   ~/ FLEET CAPITAL TRUST V
         3.51%, 03/18/05                                   42,300         42,228

    ~ HSBC USA, INC.
         2.59%, 03/21/05                                   35,000         35,045

    ~ INTESA BANK OVERSEAS LTD.
         3.41%, 04/04/05                                   31,000         31,144

    ~ JP MORGAN CHASE & CO.
         2.56%, 03/14/05                                   25,000         25,033

    @ KORAM BANK
         5.64%, 09/26/12                                   25,300         26,117

    ~ NATIONWIDE BUILDING SOCIETY, 144A
         2.59%, 03/11/05                                   40,000         40,078

   ~/ RBS CAPITAL TRUST IV
         2.77%, 03/30/05                                   39,800         40,554

   ~/ REPUBLIC NEW YORK CORP.
         3.19%, 08/01/05                                   44,700         44,219

      SANTANDER FINANCIAL ISSUANCES
   ~/    3.66%, 03/16/05                                   17,750         17,697
   ~/    2.14%, 04/26/05                                   29,000         28,927

   ~/ SOCIETE GENERALE
         2.26%, 04/21/05                                   28,000         28,273

    ~ SOVEREIGN BANCORP.
         3.20%, 05/26/05                                   16,000         16,011

    / WACHOVIA BANK N.A.
         7.70%, 08/01/10                                    2,775          2,816

    ~ WACHOVIA CORP.
         2.77%, 04/22/05                                   30,000         30,034

      WELLS FARGO & CO.
    ~   2.59%, 03/23/05                                    15,950         15,965
    ~   2.03%, 03/28/05                                    15,000         15,012
                                                                     -----------
                                                                         660,244
      BROKERAGE 4.0%

   ~/ CREDIT SUISSE FINANCIAL PRODUCTS
         3.19%, 03/07/05                                   20,770         20,810

      GOLDMAN SACHS GROUP, INC.
    ~    2.08%, 03/30/05                                   39,600         39,641
    ~    2.69%, 04/05/05                                   40,000         40,021

    ~ LEHMAN BROTHERS HOLDINGS
         2.79%, 04/20/05                                   25,715         25,749

    ~ MORGAN STANLEY
         2.90%, 05/09/05                                   70,000         70,083
                                                                     -----------
                                                                         196,304
      FINANCE COMPANIES 2.3%

      CAPITAL ONE FINANCIAL
          4.74%, 05/17/07                                   3,950          3,992

      COUNTRYWIDE HOME LOAN
    ~    2.09%, 03/29/05                                   45,000         45,020
    ~    2.78%, 04/29/05                                   24,500         24,493

    ~ GENERAL ELECTRIC CAPITAL CORP.
         2.44%, 03/08/05                                   24,750         24,758

    ~ INTERNATIONAL LEASE FINANCE CORP.
         3.06%, 04/15/05                                   14,850         14,921
                                                                     -----------
                                                                         113,184
      INSURANCE 1.0%

   ~/ AXA
          2.40%, 03/03/05                                  14,800         14,847

    ~ GENWORTH FINANCIAL, INC.
          2.64%, 03/15/05                                  15,000         15,014

    ~ MARSH & MCLENNAN COS., INC.
          2.77%, 04/13/05                                   9,900          9,801

   ~/ TWIN REEFS PASS-THROUGH, SECTION 3C7, 144A
          3.59%, 03/10/05                                  11,200         11,265
                                                                     -----------
                                                                          50,927
      REAL ESTATE INVESTMENT TRUST 1.5%

   ~/ DUKE REALTY CORP.
          2.78%, 06/22/05                                  16,200         16,205

      ISTAR FINANCIAL, INC.
   =~     3.26%, 03/01/05                                   6,950          6,967
    ~ Series B
          3.72%, 03/14/05                                  25,575         26,065

    ~ WESTFIELD CAPITAL CORP., 144A
          3.05%, 05/02/05                                  23,400         23,443
                                                                     -----------
                                                                          72,680
      INDUSTRIAL 18.7%
      --------------------------------------------------------------------------
      BASIC INDUSTRY 1.1%

      FMC CORP.
    /     10.25%, 11/01/09                                 14,875         16,920
      Series A
          6.75%, 05/05/05                                   1,600          1,612

    @ METHANEX CORP.
          7.75%, 08/15/05                                  16,335         16,662

      TEMPLE - INLAND, INC.
          5.00%, 05/17/07                                   9,900         10,019


                                                         See financial notes. 21

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
    / WESTLAKE CHEMICAL CORP.
          8.75%, 07/15/11                                   4,950          5,544
                                                                     -----------
                                                                          50,757
      CAPITAL GOODS 0.5%

      BALL CORP.
          7.75%, 08/01/06                                  12,719         13,355

   ~/ BOMBARDIER CAPITAL, INC., 144A
          4.92%, 03/30/05                                   9,955          9,934
                                                                     -----------
                                                                          23,289
      COMMUNICATIONS 5.3%

    ~ AMERICA MOVIL SA DE CV, 144A
          3.33%, 04/27/05                                  31,500         31,673

    ~ BELLSOUTH CORP.
          2.92%, 05/16/05                                  19,900         19,913

    ~ COX COMMUNICATIONS, INC., 144A
          3.04%, 03/14/05                                  24,900         25,065

   /@ DIRECTV HOLDINGS/FINANCE
          8.38%, 03/15/13                                   8,000          9,080

      ECHOSTAR DBS CORP.
   ~/     5.26%, 04/01/05                                   6,750          6,986
   /@     9.13%, 01/15/09                                  16,177         17,572

   ~/ INTELSAT BERMUDA LTD., 144A
          7.79%, 07/15/05                                   9,250          9,551

   @ ROGERS CABLE SYSTEMS, LTD.
      Series B
          10.00%, 03/15/05                                 22,577         22,803

   ~/ ROGERS WIRELESS, INC.
          5.53%, 03/15/05                                   2,990          3,169

   /@ TCI COMMUNICATIONS FINANCING III
          9.65%, 03/31/27                                  23,310         26,646

   /@ TELECORP PCS, INC.
          10.63%, 07/15/10                                  9,556         10,301

    @ TELEFONOS DE MEXICO SA
          8.25%, 01/26/06                                  19,000         19,816

    ~ VERIZON WIRELESS CAPITAL, 144A
          2.93%, 05/23/05                                  52,590         52,591

   ~/ WMG HOLDINGS CORP., 144A
          6.91%, 03/15/05                                   5,000          5,075
                                                                     -----------
                                                                         260,241
      CONSUMER CYCLICAL 7.0%

    @ AUTONATION, INC.
          9.00%, 08/01/08                                  11,550         13,109

   /@ BOYD GAMING CORP.
          9.25%, 08/01/09                                   8,367          8,974

      CAESARS ENTERTAINMENT, INC.
    @     8.50%, 11/15/06                                  10,800         11,596
          9.38%, 02/15/07                                   5,000          5,475

      CENTEX CORP.
          9.75%, 06/15/05                                   8,400          8,532
    ~ Series D
          4.71%, 04/11/05                                  14,925         15,306

      CUMMINS, INC.
          6.45%, 03/01/05                                   1,700          1,700
    /     9.50%, 12/01/10                                  17,485         19,692

      D. R. HORTON, INC.
          9.38%, 03/15/11                                  19,725         21,596
          8.50%, 04/15/12                                  12,125         13,514

    ~ DAIMLER-CHRYSLER, N.A. HOLDINGS
          2.94%, 03/10/05                                  25,140         25,297

    ~ FORD MOTOR CREDIT CO.
          3.75%, 05/16/05                                  10,000         10,023

      GENERAL MOTORS ACCEPTANCE CORP.
   ~/     1.50%, 03/15/05                                     500            494
    ~     3.70%, 05/18/05                                  14,950         14,958

      GENERAL MOTORS ACCEPTANCE CORP.
          2.41%, 10/20/05                                  19,950         20,041

    @ HYATT EQUITIES, L.L.C., 144A
          6.88%, 06/15/07                                   1,295          1,345

    / KB HOMES
          9.50%, 02/15/11                                  14,040         15,366

   ~/ LENNAR CORP.
      Series B
          3.26%, 03/21/05                                  22,875         22,989

   /@ LENNAR CORP., 144A
      Series B
          9.95%, 05/01/10                                   3,452          3,657

    @ MANDALAY RESORT GROUP
          6.45%, 02/01/06                                  13,685         14,027

      MGM MIRAGE, INC.
          7.25%, 10/15/06                                   6,500          6,809
    @     6.75%, 08/01/07                                   6,000          6,300
          6.75%, 02/01/08                                     300            315


22 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
    @ ROYAL CARIBBEAN CRUISES
          6.75%, 03/15/08                                   4,255          4,553

      RYLAND GROUP, INC.
   /@     9.75%, 09/01/10                                   2,800          2,987
   /@     9.13%, 06/15/11                                  21,362         23,505

   /@ STANDARD PACIFIC CORP.
          9.50%, 09/15/10                                  13,860         14,917

    @ STARWOOD HOTEL RESORTS
          7.38%, 05/01/07                                   6,000          6,405

      TOLL CORP.
   /@     8.00%, 05/01/09                                   5,800          6,032
   /@     8.25%, 02/01/11                                  22,735         24,582
                                                                     -----------
                                                                         344,096
      CONSUMER NON-CYCLICAL 2.1%

    @ ALTRIA GROUP, INC.
          7.00%, 07/15/05                                  19,870         20,119

    @ BAUSCH & LOMB, INC.
          6.50%, 08/01/05                                  27,205         27,571

    ~ CLOROX CO., 144A
          2.54%, 03/14/05                                  14,900         14,913

    ~ EVANGELICAL LUTHERAN GOOD SAMARITAN SOCIETY
          3.42%, 05/24/05                                  19,800         19,815

    @ HCA, INC.
          6.91%, 06/15/05                                   5,000          5,069

   ~/ STATER BROTHERS HOLDINGS
          5.99%, 03/15/05                                  12,950         13,371
                                                                     -----------
                                                                         100,858
      ENERGY 0.7%

   /@ HUSKY OIL LTD.
          8.90%, 08/15/28                                  10,301         11,568

   /@ POGO PRODUCING CO.
      Series B
          8.25%, 04/15/11                                  22,156         23,818
                                                                     -----------
                                                                          35,386
      TECHNOLOGY 0.3%

   ~/ FREESCALE SEMICONDUCTOR, 144A
          5.41%, 04/15/05                                  11,900         12,480

      TRANSPORTATION 1.7%

    ~ CSX CORP.
          3.05%, 08/03/06                                  29,860         29,889

    ~ FEDEX CORP.
          2.84%, 04/01/05                                  22,500         22,498

      HERTZ CORP.
    ~     3.97%, 05/05/05                                  15,980         16,021
          8.25%, 06/01/05                                  10,500         10,597

      UNION PACIFIC CORP.
          8.35%, 05/01/25                                   4,950          5,199
                                                                     -----------
                                                                          84,204
      SOVEREIGN 0.1%
      --------------------------------------------------- ----------------------
    ~ PEMEX PROJECT FUNDING MASTER TRUST, 144A
          4.46%, 04/15/05                                   6,270          6,662

      UTILITIES 5.6%
      --------------------------------------------------- ----------------------
      APPALACHIAN POWER CO.
    ~     2.30%, 03/29/05                                   8,000          8,016
          4.80%, 06/15/05                                  19,700         19,791

    ~ ATMOS ENERGY CORP.
          2.00%, 04/15/05                                  19,900         19,914

   /@ COLUMBIA ENERGY GROUP
      Series D
          7.05%, 11/28/07                                   1,405          1,436

   =~ DELEK & AVNER-YAM, 144A
          4.02%, 05/02/05                                   9,950          9,950

   ~/ DTE ENERGY CO.
          3.35%, 03/01/05                                   9,400          9,429

   ~/ DUKE ENERGY CORP.
          2.89%, 03/08/05                                  21,000         21,044

   ~/ ENERGEN CORP.
          3.14%, 05/16/05                                   9,900          9,908

    / ENTERGY GULF STATES
          2.80%, 03/01/05                                  34,275         34,303

   ~/ NISOURCE FINANCE CORP.
          3.43%, 05/23/05                                  32,720         32,864

   ~/ PG&E CORP.
          3.26%, 04/04/05                                   3,713          3,716

   ~/ PINNACLE WEST CAPITAL CORP.
          3.54%, 05/02/05                                  10,660         10,668

    @ RELIANT ENERGY RESOURCES
      Series B
          8.13%, 07/15/05                                  25,525         25,975

      SOUTHERN CALIFORNIA EDISON
    ~     2.55%, 03/14/05                                  50,000         49,970
    ~     2.93%, 03/14/05                                   7,120          7,134


See financial notes. 23

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
   ~/ TXU ENERGY CO., L.L.C. 144A
          3.42%, 04/14/05                                   4,950          4,963
                                                                     -----------
                                                                         269,081
      ASSET-BACKED OBLIGATIONS 30.4% of net assets

      ABSC NIMS TRUST
      Series 2004-HE7 Class A1
          5.00%, 10/25/34                                   4,807          4,829

      ACE SECURITIES CORP.
    ~ Series 2002-HE-1 Class M2
          3.85%, 03/28/05                                   5,000          5,003
    ~ Series 2002-HE3 Class M2
          4.85%, 03/28/05                                  15,000         15,139
    ~ Series 2003-HS1 Class M3
          5.15%, 03/28/05                                   4,081          4,220
    ~ Series 2004-FM1 Class M1
          3.25%, 03/28/05                                  10,000         10,033

    ~ AEGIS ASSET BACKED SECURITIES TRUST
      Series 2003-2 Class A1
          3.05%, 03/28/05                                  25,444         25,509

      ALTER MONETA RECEIVABLES, L.L.C.
      Series 2003-1
          2.56%, 03/15/11                                   3,046          3,032

      AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
      Series 2001-1 Class D
          6.98%, 07/06/07                                   1,400          1,415
      Series 2002-1 Class D
          6.53%, 06/06/08                                   6,450          6,606

      AMERICREDIT FINANCE NIM TRUST
      Series 2004-RN5 Class A
          5.19%, 07/25/34                                   2,816          2,808

      AMERIQUEST FINANCE NIM TRUST
    ~ Series 2001-RN4 Class A
          4.60%, 03/25/05                                   3,525          3,512
      Series 2004-RN9 Series N1
          4.80%, 11/25/34                                   9,964          9,950

      AMERIQUEST MORTGAGE SECURITIES, INC.
    ~ Series 2003-6 Class M2
          4.50%, 03/28/05                                   5,000          5,098
    ~ Series 2003-AR2 Class M2
          4.68%, 03/28/05                                   5,000          5,109
    ~ Series 2003-AR3 Class M2
          4.70%, 03/28/05                                   5,000          5,136
    ~ Series 2003-IA1 Class M2
          4.30%, 03/28/05                                   3,051          3,053
      Series 2004-R10 Class M1
          3.35%, 11/25/34                                  10,550         10,615
      Series 2004-R10 Class M6
          3.21%, 11/25/34                                   7,050          7,265
      Series 2004-R10 Class M7
          3.64%, 11/25/34                                   6,900          7,101
      Series 2004-R10 Class M8
          3.84%, 11/25/34                                   1,950          1,999
    ~ Series 2004-R8 Class M7
          4.58%, 03/28/05                                   4,450          4,543
    ~ Series 2004-R8 Class M9
          5.40%, 03/28/05                                   5,000          4,642

      AMORTIZING RESIDENTIAL COLLATERAL TRUST
    ~ Series 2002-BC1 Class M2
          3.75%, 03/28/05                                  10,000         10,040
      Series 2002-BC9 Class M2
          4.90%, 12/25/32                                  18,000         18,431

      AQ FINANCE NIM TRUST
      Series 2003-N11A
          7.14%, 08/25/33                                     553            552

      ARGENT NIM TRUST
      Series 2003-N7 Class 2A1
          5.75%, 03/27/34                                     565            565
      Series 2003-N7 Class 2A2
          9.75%, 03/27/34                                   2,000          2,005

      ARGENT SECURITIES, INC.
    ~ Series 2003-W7 Class M2
          4.40%, 03/28/05                                  15,750         15,982
      Series 2003-W9 Class M2
          4.37%, 03/25/34                                  19,695         20,142

    ~ ARIA CDO I (JERSEY) LTD.
      Series IA-3 Class B1U5
          3.13%, 04/07/05                                  39,750         39,980

      ASSET BACKED FUNDING CERTIFICATES
    ~ Series 2003-AHL1 Class M1
          3.50%, 03/28/05                                   7,500          7,559
      Series 2003-OPT1
          6.90%, 07/26/33                                   2,408          2,406
    ~ Series 2003-OPT1 Class M2
          4.20%, 03/28/05                                   5,000          5,060
      Series 2003-WMC1 Class A3
          3.20%, 08/25/33                                  12,549         12,701
    ~ Series 2004-HE1 Class M8
          6.15%, 03/28/05                                   4,022          3,660


24 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
    ~ Series 2004-OPT2 Class M2
          3.65%, 03/28/05                                  11,576         11,583

      ASSET BACKED FUNDING CORP. NIM TRUST
      Series 2004-OPT5 Class N1
          4.45%, 09/28/34                                  16,366         16,344

      ASSET BACKED SECURITIES CORP. HOME EQUITY
    ~ Series 2001-HE3 Class M2
          3.64%, 03/15/05                                   1,613          1,616
    ~ Series 2002-HE3 Class M2
          4.14%, 03/15/05                                   6,830          6,855
    ~ Series 2003-HE1 Class M2
          4.94%, 03/15/05                                  14,850         15,460
    ~ Series 2003-HE2 Class M2
          4.49%, 03/15/05                                   4,460          4,531
    ~ Series 2003-HE2 Class M3
          4.84%, 03/15/05                                   8,035          8,201

      ASSET BACKED SECURITIES CORP. NIMS TRUST
      Series 2004-HE3 Class A1
          5.00%, 05/25/34                                   5,831          5,799

      BANC OF AMERICA FUNDING CORP.
      Series 2004-A Class 4A1
          5.87%, 06/20/32                                  17,877         18,322

    ~ BEAR STEARNS ASSET BACKED SECURITIES, INC.
      Series 1999-1 Class MV1
          3.63%, 03/28/05                                   8,417          8,427

    ~ CAPITAL ONE MASTER TRUST
      Series 2001-2 Class C
          3.69%, 03/15/05                                  14,920         14,993

      CAPITAL ONE MULTI-ASSET EXECUTION TRUST
    ~ Series 2003-B6 Class B6
          3.12%, 03/15/05                                  20,000         20,225
    ~ Series 2003-C1 Class C1
          5.14%, 03/15/05                                   3,500          3,717

      CAPITAL ONE PRIME AUTO RECEIVABLES TRUST
      Series 2004-2 Class B
          3.95%, 05/16/11                                  13,673         13,647

    ~ CARSS FINANCE LTD. PARTNERSHIP
      Series 2004-A Class B2
          3.54%, 03/15/05                                   5,241          5,248

      CDC MORTGAGE CAPITAL TRUST
    ~ Series 2003-HE1 Class M1
          3.55%, 03/28/05                                  18,000         18,104
    ~ Series 2003-HE2 Class M2
          4.55%, 03/28/05                                   5,000          5,172
    ~ Series 2003-HE4 Class M1
          3.30%, 03/28/05                                   5,700          5,748
    ~ Series 2003-HE4 Class M2
          4.30%, 03/28/05                                   4,000          4,129

    ~ CENTEX HOME EQUITY
      Series 2003-B Class M2
          4.35%, 03/28/05                                   6,500          6,644

    ~ CHASE CREDIT CARD MASTER TRUST
      Series 2002-4 Class C
          3.43%, 03/15/05                                  14,000         14,037

      CHASE FUNDING LOAN ACQUISITION TRUST
    ~ Series 2001-C3 Class M1
          3.58%, 03/28/05                                   3,047          3,051
    ~ Series 2002-C1 Class IIM2
          3.75%, 03/28/05                                   5,000          5,018

    ~ CHASE FUNDING MORTGAGE LOAN ASSET-BACKED
      Series 2003-2 Class 2A2
          2.93%, 03/28/05                                  16,770         16,817

      CHASE FUNDING NET INTEREST MARGIN
      Series 2003-4A
          6.75%, 07/27/33                                     310            310

      CHASE FUNDING NET INTEREST MARGIN, 144A
      Series 2004-1A
          3.75%, 02/27/34                                   2,163          2,160

      CHEC LOAN TRUST
      Series 2004-2 Class M1
          3.29%, 10/25/34                                   8,750          8,822

      CIT MARINE TRUST
      Series 1999-A Class A4
          6.25%, 11/15/19                                   2,900          2,966

      COUNTRYWIDE ASSET BACKED CERTIFICATES
    ~ Series 2002-6 Class M1
          3.75%, 03/28/05                                   3,000          3,028
    ~ Series 2002-6 Class M2
          4.75%, 03/28/05                                   4,800          4,891
      Series 2003-2 Class M2
          4.19%, 03/25/33                                     225            230

      DISTRIBUTION FINANCIAL SERVICES TRUST
      Series 2001-1 Class-D
          7.73%, 11/15/22                                   8,250          8,224

    ~ FIELDSTONE MORTGAGE INVESTMENT CORP.
      Series 2004-2 Class M3
          4.05%, 03/28/05                                   2,000          2,001


                                                         See financial notes. 25

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
    ~ Series 1997-FF3 Class M1
          3.02%, 03/21/05                                  1,534           1,535
      Series 2003-FF3 Class M4
          5.90%, 07/25/33                                  5,208           5,427

      FIRST FRANKLIN NIM TRUST
      Series 2004-FF1 Class N1
          4.50%, 11/25/34                                  3,252           3,249
      Series 2004-FF10 Class N1
          4.45%, 11/26/34                                  8,263           8,264
      Series 2004-FF4A Class N
           5.75%, 06/25/34                                 4,744           4,738
      Series 2004-FF8A
          5.25%, 10/25/34                                  9,446           9,488

      FREMONT HOME LOAN TRUST
    ~ Series 2003-B Class M2
          4.27%, 03/28/05                                 13,000          13,363
    ~ Series 2004-A Class M2
          3.80%, 03/07/05                                  5,000           5,003

      FREMONT NIM TRUST
      Series 2004-D Class N1
          4.50%, 06/25/06                                  8,249           8,249
      Series 2005-A
          3.75%, 01/25/35                                 13,900          13,845

    ~ GE COMMERCIAL EQUIPMENT FINANCING L.L.C.
      Series 2004-1 Class C
          3.01%, 03/21/05                                  7,600           7,604

    ~ GSAMP TRUST
      Series 2002-WMC1 Class B1
          4.70%, 03/21/05                                  7,006           7,042

      GLOBAL SIGNAL TRUST
      Series 2004-2A Class C
          4.70%, 12/15/14                                  7,000           6,969

    ~ HOME EQUITY ASSET TRUST
      Series 2004-8 Class M1
          3.23%, 03/28/05                                 22,000          22,227

      HOME EQUITY MORTGAGE TRUST
      Series 2002-5 Class M2
          5.10%, 04/25/33                                 10,000          10,105

    ~ HOUSEHOLD MORTGAGE LOAN TRUST
      Series 2003-HC2 Class M
          3.01%, 03/21/05                                  5,081           5,089

      IMPAC CMB TRUST
    ~ Series 2002-7 Class A
          3.08%, 03/28/05                                 26,771          26,839
    ~ Series 2003-10 Class 1A1
          3.00%, 03/28/05                                  8,335           8,341

      INDYMAC HOME EQUITY LOAN ASSET-BACKED TRUST
      Series 2004-B Class M4
          3.80%, 11/25/34                                 14,500          14,593

      INDYMAC NIM TRUST SPMD
      Series 2004-B
          5.75%, 11/25/34                                  7,110           7,081

      IRWIN HOME EQUITY
      Series 2003-1 Class M2
          4.65%, 02/25/08                                  5,000           5,129

      LONG BEACH ASSET HOLDINGS, CORP.
      Series 2003-4 Class N1
          6.54%, 08/25/33                                     23              23
      Series 2004-5
          5.00%, 09/25/34                                  1,283           1,279
      Series 2004-6 Class N1
          4.50%, 11/25/34                                  3,920           3,922

      LONG BEACH MORTGAGE LOAN TRUST
    ~ Series 2003-2 Class M1
          3.47%, 03/28/05                                  8,000           8,099
    ~ Series 2003-2 Class M3
          4.90%, 03/28/05                                  2,190           2,254
    ~ Series 2004-1 Class M6
          4.05%, 03/28/05                                  8,000           8,140

      MAIN STREET WAREHOUSE FUNDING TRUST
    ~ Series 2004-MSC
          5.40%, 03/28/05                                  9,000           9,103
    ~ Series 2004-MSD
          4.95%, 03/28/05                                 18,500          18,529

      MASTER ASSET BACKED SECURITIES TRUST
    ~ Series 2002-OPT1 Class M2
          4.60%, 03/28/05                                 10,000          10,159
    ~ Series 2003-OPT1 Class A2
          3.07%, 03/25/05                                  6,426           6,448

      MBNA CREDIT CARD MASTER NOTE TRUST
    ~ Series 2003-B3 Class B3
          2.97%, 03/15/05                                  6,000           6,036
    ~ Series 2003-C3 Class C3
          3.94%, 03/15/05                                 10,920          11,175

      MBNA MASTER CREDIT CARD TRUST
    ~ Series 1999-L Class C
          3.67%, 03/15/05                                  8,000           8,111
    ~ Series 2000-H Class B
          3.19%, 03/15/05                                 14,500          14,708


26 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      MERRILL LYNCH MORTGAGE INVESTORS, INC.
    ~ Series 2003-WMC2 Class M1
          3.50%, 03/28/05                                  5,000           5,025
    ~ Series 2003-WMC3 Class A2
          3.01%, 03/28/05                                 15,982          16,010
    ~ Series 2003-WMC3 Class M3
          4.30%, 03/28/05                                  2,000           2,033
    ~ Series 2003-WMC3 Class M4
          4.53%, 03/28/05                                  2,913           2,989
    ~ Series 2004-WMC1 Class A2
          2.95%, 03/28/05                                 15,442          15,484

    ~ MMCA AUTOMOBILE TRUST
      Series 2002-5 Class C
          4.74%, 03/15/05                                  2,157           2,181

      MORGAN STANLEY ABS CAPITAL I
    ~ Series 2003-HE3 Class M1
          3.33%, 03/28/05                                  9,403           9,476
    ~ Series 2003-NC6 Class M1
          3.45%, 03/28/05                                 17,500          17,722
    ~ Series 2004-HE1 Class B2
          4.55%, 03/28/05                                  6,000           6,004
    ~ Series 2004-HE8 Class M1
          3.29%, 03/28/05                                 19,810          19,938
    ~ Series 2004-HE9 Class M4
          3.65%, 03/28/05                                 15,000          15,071
      Series 2004-NC1N
          7.00%, 12/25/33                                  2,586           2,576
      Series 2004-NC2N
          6.25%, 12/25/33                                  1,732           1,732
      Series 2004-NC3N
          6.00%, 03/25/34                                  1,883           1,880

      MORGAN STANLEY AUTO LOAN TRUST
      Series 2003-HB1 Class B
          2.22%, 04/15/11                                  5,330           5,244
      Series 2004-HB1 Class C
          2.88%, 10/15/11                                  3,281           3,260
      Series 2004-HB2 Class C
          3.24%, 03/15/12                                  4,980           4,948
      Series 2004-HB2 Class D
          3.59%, 03/15/12                                    990             988

      NEW CENTURY HOME EQUITY LOAN TRUST
    ~ Series 2003-3 Class M3
          5.03%, 03/28/05                                  7,686           7,996
    ~ Series 2004-2 Class A3
          2.90%, 03/28/05                                 19,144          19,156
    ~ Series 2004-3 Class M1
          3.27%, 03/28/05                                 14,000          14,080

      NOVASTAR HOME EQUITY LOAN
    ~ Series 2003-3 Class B2
          6.55%, 03/28/05                                  4,350           4,621
    ~ Series 2003-3 Class M1
          3.40%, 03/28/05                                  4,700           4,752
    ~ Series 2003-3 Class M2
          4.30%, 03/28/05                                 10,000          10,355
    ~ Series 2003-4 Class B1
          5.15%, 03/28/05                                  2,500           2,619
    ~ Series 2003-4 Class M1
          3.36%, 03/28/05                                 20,000          20,204
    ~ Series 2004-1 Class B1
          4.35%, 03/28/05                                  5,950           5,964
    ~ Series 2004-1 Class B2
          4.45%, 03/28/05                                  5,800           5,808
    ~ Series 2004-2 Class B1
          4.60%, 03/28/05                                  7,900           8,078
    ~ Series 2004-2 Class M4
          3.85%, 03/28/05                                 13,000          13,129
    ~ Series 2004-4 Class B1
          2.05%, 03/28/05                                 10,000          10,096
    ~ Series 2005-1 Class B4
          8.34%, 03/28/05                                  4,000           3,665
    ~ Series 2005-1 Class M4
          3.27%, 03/28/05                                  8,000           8,000

      NOVASTAR NIM TRUST
      Series 2003-N1
          7.39%, 06/01/33                                    136             136
      Series 2004-N1
          4.46%, 02/25/34                                  3,430           3,434
      Series 2004-N2
          4.46%, 07/25/34                                  7,712           7,676

      NOVASTAR NIM TRUST, 144A
      Series 2004-N3
          3.97%, 03/25/35                                 12,463          12,454

   =~ ODIN CDO I (CAYMAN ISLANDS) LTD.
      Series 1A Class B1U5
          3.91%, 03/22/05                                 19,900          19,900

      OPTEUM NIM TRUST
      Series 2005-1
          6.00%, 02/25/35                                  3,713           3,713

      OPTION ONE MORTGAGE LOAN TRUST
    ~ Series 2002-2 Class M3
          4.50%, 03/28/05                                  1,750           1,754
    ~ Series 2002-4 Class M1
          3.25%, 03/28/05                                 13,938          14,002


                                                         See financial notes. 27

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
    ~ Series 2003-1 Class M1
          3.55%, 03/28/05                                 17,700          17,871
    ~ Series 2003-1 Class M2
          4.60%, 03/28/05                                    250             255
    ~ Series 2003-2 Class M1
           3.30%, 03/28/05                                15,000          15,109
    ~ Series 2003-3 Class N
          2.96%, 03/28/05                                    255             255
    ~ Series 2004-1 Class M2
          3.75%, 03/28/05                                  3,800           3,844
    ~ Series 2004-1 Class M3
          4.00%, 03/28/05                                  5,000           5,075
     ~Series 2004-2 Class M1
          3.18%, 03/28/05                                  7,000           7,030

    ~ OVERTURE CDO (JERSEY) LTD.
      Series IA Class B1
          2.94%, 07/08/05                                  1,650           1,663

    ~ PARK PLACE SECURITIES NIM TRUST
      Series 2004-WHQ2 Class A
          4.00%, 02/25/35                                  5,914           5,906

      RESIDENTIAL ASSET SECURITIES CORP.
    ~ Series 2003-KS6 Class M2
          4.15%, 03/28/05                                 15,300          15,517
    ~ Series  2004-KS2 Class M22
          3.65%, 03/28/05                                  9,000           9,006

      RESIDENTIAL ASSET SECURITIES NIM CORP.
      Series 2005-NT1
          4.25%, 02/25/35                                  9,693           9,678

      RYDER VEHICLE LEASE TRUST
      Series 2001-A Class CTFS
          6.75%, 03/15/12                                 10,000          10,327

      SAIL NET INTEREST MARGIN NOTES
      Series 2003-12A Class A
          7.35%, 11/27/33                                    871             868
      Series 2004-AA Class A
          4.50%, 10/27/34                                  8,695           8,691
      Series 2005-1A Class A
          4.25%, 02/27/35                                  9,900           9,865

    ~ SAKS CREDIT CARD MASTER TRUST
      Series 2001-2 Class B
          3.24%, 03/15/05                                  2,800           2,820

    ~ SAXON ASSET SECURITIES TRUST
      Series 2004-1 Class M2
          3.78%, 03/28/05                                 12,650          12,764

      SECURITIZED ASSET BACKED NIM TRUST
      Series 2004-DO2
          5.50%, 09/25/34                                  7,290           7,231
      Series 2004-NC2 Class N
          5.75%, 07/25/34                                  6,323           6,322
      Series 2004-OP2 Class N
          5.50%, 08/25/34                                  6,884           6,845

      SHARPS SP I L.L.C. NET INTEREST MARGIN TRUST
      Series 2004-FM1N CLass N
          6.16%, 09/25/34                                  1,540           1,539
      Series 2004-HE2N Class NA
          5.43%, 10/25/34                                  5,582           5,547
      Series 2004-HE3N Class NA
          5.19%, 11/25/34                                  9,200           9,188
      Series 2004-OP1N CLass NA
          5.19%, 04/25/34                                  3,308           3,315

    ~ STRUCTURED ASSET INVESTMENT LOAN TRUST
      Series 2003-BC1 Class A2
          2.99%, 03/28/05                                 25,618          25,684

      STRUCTURED ASSET SECURITIES CORP.
    ~ Series 1998-8 Class B
          3.95%, 03/28/05                                    403             403
    ~ Series 2004-S2 Class M2
          3.25%, 03/28/05                                 14,600          14,609

    ~ TERRAPIN FUNDING, L.L.C.
      Series 2003-1A Class B1
          3.89%, 03/08/05                                 20,000          20,074

      UCFC HOME EQUITY LOAN
      Series 1998-B Class A7
          6.53%, 10/15/29                                  9,800          10,003

      WFS FINANCIAL OWNER TRUST
      Series 2002-2 Class A4
          4.50%, 02/20/10                                  1,200           1,211
      Series 2004-1 Class A4
          2.81%, 08/22/11                                  1,000             976
      Series 2004-1 Class C
          2.49%, 08/22/11                                  5,069           4,988
      Series 2004-3 Class 3D
          4.07%, 02/17/12                                  1,975           1,974
      Series 2004-3 Class C
          3.60%, 02/17/12                                 12,800          12,695
      Series 2004-4 Class C
          3.21%, 05/17/12                                 12,800          12,680

      WHOLE AUTO LOAN TRUST
      Series 2003-1 Class B
          2.24%, 03/15/10                                 11,920          11,781
                                                                     -----------
                                                                       1,481,948


28 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                          FACE VALUE        VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
      MORTGAGE-BACKED SECURITIES 15.6% of net assets

      COLLATERALIZED MORTGAGE OBLIGATIONS 9.4%
      --------------------------------------------------------------------------
      BANK OF AMERICA MORTGAGE SECURITIES
      Series 2002-J Class A2
          4.88%, 09/25/32                                   2,582          2,581
      Series 2003-C Class 2A1
          3.93%, 04/25/33                                   5,395          5,349
      Series 2003-D Class 2A2
          3.60%, 03/25/08                                   5,028          4,954
      Series 2004-A Class 2A2
          4.18%, 02/25/34                                  24,884         24,640
      Series 2004-I Class 1A2
          4.19%, 09/25/34                                  17,653         17,625
      Series 2004-J Class 2A1
          4.82%, 11/25/34                                  34,598         34,741

      COUNTRYWIDE HOME LOANS
      Series 2001-HYB2 Class 2A1
          6.35%, 11/30/31                                     490            492
      Series 2002-1 Class 1A1
          5.36%, 12/19/31                                     877            887
      Series 2002-HYB2 Class 4A1
          5.00%, 08/20/32                                     572            579
      Series 2003-HYB1 Class 1A1
          3.85%, 05/19/33                                   6,589          6,527

      COUNTRYWIDE HOME LOANS
      Series 2004-HYB5 Class 3A1
          4.78%, 04/20/35                                  60,345         60,508

      CS FIRST BOSTON MORTGAGE SECURITIES CORP.
    ~ Series 2000-HE1 Class M2
          3.66%, 03/15/05                                   2,575          2,578
    ~ Series 2001-HE17 Class M1
          3.37%, 03/28/05                                   7,400          7,485
      Series 2002-AR27 Class 1A1
          5.42%, 10/25/32                                   1,994          2,045
      Series 2002-AR28 Class 1A2
          4.98%, 11/25/32                                   2,062          2,101
      Series 2004-AR7 Class 2A1
          4.88%, 11/25/34                                  30,451         30,589

      FANNIE MAE
      Series 2003-22 Class UK
          4.00%, 09/25/31                                   7,959          7,833
    ~ Series 2003-37 Class FK
          3.33%, 03/28/05                                   3,947          3,951

      FANNIE MAE (INTEREST ONLY)
      Series 2003-57 Class IB
          5.00%, 06/25/18                                  30,438          4,019

      FIFTH THIRD MORTGAGE LOAN TRUST
    ~ Series 2002-FTB1 Class 3A1
          3.91%, 03/01/05                                   2,499          2,525
    ~ Series 2002-FTB1 Series 2A1
          6.27%, 03/01/05                                   3,586          3,582

      FREDDIE MAC
      Series 61 Class D
          9.30%, 11/15/20                                     599            599

      GSR MORTGAGE LOAN TRUST
      Series 2002-3F Class 2AB3
          5.50%, 12/25/31                                       1              1
      Series 2004-7 Class 1A2
          3.49%, 06/25/34                                  10,219          9,972

      INDYMAC INDEX MORTGAGE LOAN TRUST (INTEREST ONLY)
      Series 2004-AR1 Class AX1
          0.80%, 04/24/34                                 343,073          3,695

      MASTER ADJUSTABLE RATE MORTGAGES TRUST
      Series 2002-4 Class 1A1
          5.27%, 11/25/32                                   1,375          1,391
      Series 2002-4 Class 2A1
          5.48%, 11/25/32                                   1,704          1,742
      Series 2002-4 Class 3A1
          5.27%, 11/25/32                                   1,812          1,831
      Series 2003-1 Class 1A1
          4.15%, 12/25/32                                     186            186

      MORGAN STANLEY MORTGAGE LOAN TRUST
      Series 2004-5AR Class 3A4
          4.66%, 07/25/34                                  11,897         11,925
      Series 2004-8AR Class 3A
          5.08%, 10/25/34                                  19,939         20,079
      Series 2004-8AR Class 4A1
          5.47%, 10/25/34                                   9,165          9,203
      Series 2004-9 Class 2A
          6.42%, 11/25/34                                  16,517         17,119

      RESIDENTIAL ACCREDIT LOANS, INC.
      Series 1999-QS8 Class A1
          6.50%, 06/25/14                                   2,729          2,742
      Series 2004-QA3 Class NB21
          4.55%, 08/25/34                                   9,347          9,224

      RESIDENTIAL ASSET SECURITIZATION TRUST
      Series 2004-A6 Class A1
          5.00%, 08/25/19                                  13,396         13,427


                                                         See financial notes. 29

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                         FACE VALUE        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      RESIDENTIAL FUNDING SECURITIES CORP.
      Series 2001-RM1 Class A
          6.18%, 12/25/29                                    158             158

      SEQUOIA MORTGAGE TRUST (INTEREST ONLY)
      Series 2003-8 Class X1
          0.80%, 01/20/34                                235,575           2,293

      THORNBURG MORTGAGE SECURITIES TRUST
      Series 2004-1 Class II2A
          3.37%, 04/25/34                                 23,689          22,814

      WASHINGTON MUTUAL
      Series 2002-AR19 Class A7
          4.68%, 01/01/33                                  4,944           4,971
      Series 2003-AR1 Class A6
          4.56%, 01/25/33                                  2,543           2,547
      Series 2003-AR8 Class A
          4.03%, 08/25/33                                  9,019           8,947
      Series 2003-AR9 Class 1A2A
          2.34%, 09/25/33                                  7,859           7,836

      WELLS FARGO MORTGAGE BACKED SECURITIES TRUST
      Series 2003-N Class 2A2
          4.76%, 12/25/33                                 14,111          13,754
      Series 2003-O Class 2A1
          4.64%, 01/25/34                                 27,089          26,320
      Series 2004-K Class 2A5
          4.75%, 07/25/34                                 19,409          19,396
      Series 2004-T Class A1
          3.46%, 09/25/34                                 22,006          21,728
                                                                     -----------
                                                                         459,491
      U.S. GOVERNMENT AGENCY MORTGAGES 6.2%
      --------------------------------------------------------------------------
      FANNIE MAE
          3.86%, 05/01/19                                  6,101           6,224
          4.04%, 05/01/34                                 20,528          20,884
          4.08%, 08/01/35                                  9,682           9,948
          5.15%, 01/31/31                                  1,661           1,704
          5.53%, 10/01/31                                  2,809           2,891
          5.56%, 11/01/31                                  1,143           1,179
          5.80%, 06/01/31                                    467             481
          5.78%, 11/01/31                                    704             727
          6.05%, 07/01/31 to
                 08/01/31                                  1,556           1,607
          6.10%, 07/01/31                                    759             785
          6.24%, 08/01/39                                  1,430           1,482
          6.50%, 04/01/08 to
                 11/01/19                                 53,448          56,179
          7.00%, 01/01/06 to
                 02/01/20                                154,653         162,135
          7.00%, 07/01/34 to
                 09/01/34                                 29,589          31,227
          9.30%, 11/15/20                                    599             599

      FREDDIE MAE
          5.45%, 10/01/31                                  1,389           1,406
          5.50%, 08/01/11                                    984           1,013
          6.00%, 05/01/08                                    242             246
          6.10%, 07/01/29                                  2,207           2,311
          6.53%, 04/01/31                                  1,060           1,087
                                                                     -----------
                                                                         304,115
      MUNICIPAL BONDS 0.2% of net assets

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
      Power Supply Revenue Bonds, Series E
          3.98%, 05/01/05                                  9,500           9,510

      U.S. GOVERNMENT SECURITIES 0.0% of net assets

      U.S. TREASURY BILLS
    @     2.20%, 03/10/05                                     50              50
    @     2.54%, 05/19/05                                  1,000             994
                                                                     -----------
                                                                           1,044

      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      2.6% of net assets

      COX COMMUNICATIONS, INC., SECTION 4(2)
          2.75%, 03/01/05                                 38,500          38,500

      GENERAL MOTORS ACCEPTANCE CORP.
          2.62%, 03/03/05                                 11,350          11,348
          2.72%, 03/11/05                                 25,000          24,981

      KINDER MORGAN ENERGY PARTNERS, SECTION 4(2)
          2.58%, 03/04/05                                 30,500          30,494

      VIACOM, INC.
          2.63%, 03/02/05                                 20,500          20,498
                                                                     -----------
                                                                         125,821


30 See financial notes.

SCHWAB YIELDPLUS FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Preferred Stock 5.8% of net assets

    / ABN AMRO NORTH AMERICA CAPITAL FUNDING, 144A
          555,000                                                         54,259

    / ABN AMRO XIX CUSTODIAL RECEIPTS, SERIES MM19
          130,000                                                         13,125

      CHASE CAPITAL VIII
          150,000                                                          3,869

    / FANNIE MAE, SERIES J
          1,308,000                                                       65,091

    / FANNIE MAE, SERIES K
          641,300                                                         32,066

    / FANNIE MAE, SERIES O
          50,000                                                           2,777

      RC TRUST I
          465,050                                                         24,018

      SG PREFERRED CAPITAL II
          200,000                                                         20,503

    / SHELL FRONTIER OIL & GAS, SERIES A
          120,000                                                         12,000

    / SHELL FRONTIER OIL & GAS, SERIES B
          120,000                                                         12,000

    / SHELL FRONTIER OIL & GAS, SERIES C
          120,000                                                         12,000

    / SHELL FRONTIER OIL & GAS, SERIES D
          58,000                                                           5,800

    / ZURICH REGCAPS FUNDING TRUST III, 144A
          175,000                                                         17,346

    / ZURICH REGCAPS FUNDING TRUST IV, 144A
          40,000                                                           3,912

    / ZURICH REGCAPS FUNDING TRUST V 144A
          50,000                                                           4,848
                                                                     -----------
                                                                         283,614
      OTHER INVESTMENT COMPANIES 0.0% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      FED FUNDS PORTFOLIO 171,741                                            172

END OF INVESTMENTS.

In addition to the above, the fund held the following at 2/28/05. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                             Number of            Contract            Unrealized
                             Contracts              Value                Gains
5 Year, Short
U.S. Treasury Note,
expires 06/21/05               1,225               131,783                  793

2 Year, Short
U.S. Treasury Note,
expires 06/30/05                550                114,065                  309
                                                                       --------
                                                                          1,102


                                                         See financial notes. 31

SCHWAB YIELDPLUS FUND

Statement of
ASSETS AND LIABILITIES
As of February 28, 2005; unaudited. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                $4,946,108 a
Receivables:
   Fund shares sold                                                      17,352
   Interest                                                              23,908
   Dividends                                                              1,796
   Due from brokers for futures                                             618
   Investments matured                                                    1,318
Prepaid expenses                                                  +         329
                                                                  --------------
TOTAL ASSETS                                                          4,991,429

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                  25,435
   Dividends to shareholders                                              2,591
   Investments bought                                                    79,720
   Investment adviser and administrator fees                                124
   Transfer agent and shareholder service fees                               50
Accrued expenses                                                  +         314
                                                                  --------------
TOTAL LIABILITIES                                                       108,234

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          4,991,429
TOTAL LIABILITIES                                                 -     108,234
                                                                  --------------
NET ASSETS                                                           $4,883,195

NET ASSETS BY SOURCE
Capital received from investors                                       4,940,394
Distributions in excess of net investment income                         (2,473)
Net realized capital losses                                             (62,919) b
Net unrealized capital gains                                              8,193 b

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                          SHARES
SHARE CLASS                     NET ASSETS     /     OUTSTANDING     =      NAV
Investor Shares                   $774,639                79,927          $9.69
Select Shares                   $4,108,556               423,986          $9.69

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $4,939,017.

  Includes certain restricted but deemed liquid 144A and Section 4(2) securities worth $529,373, or 10.8% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:
    Purchases          $933,363
    Sales/maturities   $652,572

  The fund's long-term government security transactions were:
    Purchases          $267,531
    Sales/maturities    $48,090

  The fund's total security transactions with other Schwab Funds during the period were $24,822.

b These derive from investments, futures and short sales.

FEDERAL TAX DATA
------------------------------------------------
PORTFOLIO COST                       $4,939,028

NET UNREALIZED GAINS AND LOSSES:
Gains                                   $22,309
Losses                            +     (15,229)
                                  --------------
                                         $7,080

AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Ordinary income                          $1,842
Long-term capital gains                     $--

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2009                                   $1,318
  2010                                    2,061
  2011                                   47,204
  2012                            +       7,223
                                  --------------
                                        $57,806

DEFERRED CAPITAL LOSSES                  $5,250


32 See financial notes.

SCHWAB YIELDPLUS FUND

Statement of
OPERATIONS
For September 1, 2004 through February 28, 2005; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $65,416
Dividends                                                                  4,729
                                                                     -----------
TOTAL INVESTMENT INCOME                                                   70,145

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                   (2,405)
Net realized gains on futures contracts                              +     1,981
                                                                     -----------
NET REALIZED LOSSES                                                         (424)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                      (5,224)
Net unrealized gains on futures contracts                            +     1,664
                                                                     -----------
NET UNREALIZED LOSSES                                                     (3,560)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                  6,683 a
Transfer agent and shareholder service fees:
   Investor Shares                                                           890 b
   Select Shares                                                           1,831 b
Trustees' fees                                                                10 c
Custodian and portfolio accounting fees                                      216
Professional fees                                                             25
Registration fees                                                            357
Shareholder reports                                                           69
Other expenses                                                       +        34
                                                                     -----------
TOTAL EXPENSES                                                            10,115

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   70,145
TOTAL EXPENSES                                                       -    10,115
                                                                     -----------
NET INVESTMENT INCOME                                                     60,030
NET REALIZED LOSSES                                                         (424) d
NET UNREALIZED LOSSES                                                +    (3,560) d
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $56,046

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.35% of the first
  $500 million and 0.30% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d These add up to a net loss on investments of $3,984.


                                                         See financial notes. 33

SCHWAB YIELDPLUS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                              9/1/04-2/28/05     9/1/03-8/31/04
Net investment income                                $60,030            $62,203
Net realized losses                                     (424)            (6,688)
Net unrealized gains or losses                +       (3,560)             6,618
                                              ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                56,046             62,133

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                        9,736             11,983
Select Shares                                 +       52,927             52,025
                                              ----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME           $62,663            $64,008 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                   9/1/04-2/28/05             9/1/03-8/31/04
                                SHARES         VALUE      SHARES          VALUE
SHARES SOLD
Investor Shares                 42,363      $410,841      55,532       $539,356
Select Shares              +   276,063     2,677,044     301,776      2,930,949
                           -----------------------------------------------------
TOTAL SHARES SOLD              318,426    $3,087,885     357,308     $3,470,305

SHARES REINVESTED
Investor Shares                    820        $7,949       1,086        $10,543
Select Shares              +     4,190        40,617       4,472         43,409
                           -----------------------------------------------------
TOTAL SHARES REINVESTED          5,010       $48,566       5,558        $53,952

SHARES REDEEMED
Investor Shares                (29,053)    ($281,714)    (33,055)     ($321,044)
Select Shares              +  (168,467)   (1,633,182)   (146,165)    (1,419,256)
                           -----------------------------------------------------
TOTAL SHARES REDEEMED         (197,520)  ($1,914,896)   (179,220)   ($1,740,300)

NET TRANSACTIONS IN FUND
SHARES                         125,916    $1,221,555     183,646     $1,783,957

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                   9/1/04-2/28/05            9/1/03-8/31/04
                                SHARES    NET ASSETS      SHARES     NET ASSETS
Beginning of period            377,997    $3,668,257     194,351     $1,886,175
Total increase             +   125,916     1,214,938     183,646      1,782,082 b
                           -----------------------------------------------------
END OF PERIOD                  503,913    $4,883,195     377,997     $3,668,257 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions for the period ended 08/31/04 are:

   Ordinary income                        $64,008
   Long-term capital gains                    $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes distributions in excess of net investment income in the amount of $2,473 for the current period and net investment income not yet distributed in the amount of $160 for the prior period.


34 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
                                                         9/1/04-      9/1/03-      9/1/02-      9/1/01-      9/1/00-      9/1/99-
                                                        2/28/05*      8/31/04      8/31/03      8/31/02      8/31/01      8/31/00
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   10.21         10.14        10.07        10.08         9.65         9.66
                                                        --------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                  0.14          0.28         0.34         0.50         0.59         0.57
   Net realized and unrealized gains or losses           (0.14)         0.07         0.07        (0.02)        0.43        (0.01)
                                                        --------------------------------------------------------------------------
   Total income or loss from investment operations       (0.00) 1       0.35         0.41         0.48         1.02         0.56

Less distributions:
   Dividends from net investment income                  (0.14)        (0.28)       (0.34)       (0.49)       (0.59)       (0.57)
   Distributions from net realized gains                 (0.02)           --           --           --           --           --
                                                        --------------------------------------------------------------------------
   Total distributions                                   (0.16)        (0.28)       (0.34)       (0.49)       (0.59)       (0.57)
                                                        --------------------------------------------------------------------------
Net asset value at end of period                         10.05         10.21        10.14        10.07        10.08         9.65
                                                        --------------------------------------------------------------------------
Total return (%)                                         (0.02) 2       3.46         4.16         4.88        10.84         5.97

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                 0.55 3        0.53         0.43         0.35         0.35         0.36 4
   Gross operating expenses                               0.56 3        0.57         0.58         0.63         0.66         0.68
   Net investment income                                  2.76 3        2.69         3.34         4.95         5.90         5.91

Portfolio turnover rate                                     56 2         114          124          150          248          129

Net assets, end of period ($ x 1,000,000)                  706           728          648          493          369          219

* Unaudited.

1 Per-share amount was less than $0.01.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 35

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS as of February 28, 2005, unaudited

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http:/www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbol below to designate certain characteristics of the securities.

= Delayed-delivery security

~ Variable-rate security

/ Callable security

@ All or a portion of this security is held as collateral for futures contracts and delayed-delivery security

* All or a portion of the security is on loan

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                          COST           VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 47.8%   U.S. GOVERNMENT
         SECURITIES                                       342,215       337,723

 23.3%   CORPORATE BONDS                                  165,101       164,578

 16.7%   MORTGAGE-BACKED
         SECURITIES                                       119,038       117,723

  8.9%   ASSET-BACKED
         OBLIGATIONS                                       62,614        62,738

  0.4%   COMMERCIAL PAPER
         & OTHER CORPORATE
         OBLIGATIONS                                        3,000         3,000

  2.2%   PREFERRED STOCK                                   15,373        15,624

  0.2%   OTHER INVESTMENT
         COMPANIES                                            975           975
--------------------------------------------------------------------------------
 99.5%   TOTAL INVESTMENTS                                708,316       702,361

 32.0%   COLLATERAL INVESTED
         FOR SECURITIES ON
         LOAN                                             226,342       226,342

(31.5%)  OTHER ASSETS AND
         LIABILITIES                                                   (222,475)
--------------------------------------------------------------------------------
100.0%   NET ASSETS                                                     706,228

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
      U.S. GOVERNMENT SECURITIES 47.8% of net assets

      U.S. GOVERNMENT AGENCY SECURITIES 19.7%
      --------------------------------------------------------------------------
      FANNIE MAE
    *   4.38%, 10/15/06                                     20,000        20,229
        2.63%, 11/15/06                                     12,000        11,800
        5.00%, 01/15/07                                      5,000         5,116
    *   3.13%, 12/15/07                                     20,000        19,581
    *   6.63%, 09/15/09                                     11,500        12,616

      FEDERAL HOME LOAN BANK
        4.13%, 11/15/06                                     25,000        25,184
    @   3.38%, 09/14/07                                     35,000        34,641

      FREDDIE MAC
        3.50%, 09/15/07                                     10,000         9,929
                                                                     -----------
                                                                         139,096
      U.S. TREASURY OBLIGATIONS 28.1%
      --------------------------------------------------------------------------
      U.S. TREASURY BILLS
    @   2.19%, 03/10/05                                        170           170
    @   2.55%, 05/19/05                                        135           134

      U.S. TREASURY NOTES
    *   6.88%, 05/15/06                                      1,500         1,562
    *   2.50%, 05/31/06                                      4,450         4,404
    *   7.00%, 07/15/06                                     10,000        10,477
    *   2.75%, 07/31/06                                      2,000         1,982
    *   2.38%, 08/15/06                                     32,800        32,316
    *   2.38%, 08/31/06                                      2,000         1,969


36 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
    *   6.50%, 10/15/06                                      9,000         9,425
    *   2.63%, 11/15/06                                      8,800         8,672
    *   2.25%, 02/15/07                                     25,000        24,386
    *   6.25%, 02/15/07                                      5,000         5,255
    *   3.13%, 05/15/07                                     15,000        14,844
    *   4.38%, 05/15/07                                      5,500         5,588
    *   3.25%, 08/15/07                                      6,000         5,943
    *   2.63%, 05/15/08                                     21,000        20,274
    *   5.63%, 05/15/08                                      1,000         1,055
    *   3.25%, 08/15/08                                     11,000        10,801
    *   3.13%, 09/15/08                                      3,000         2,930
    *   3.38%, 11/15/08                                      3,000         2,950
    *   3.38%, 12/15/08                                      5,000         4,914
    *   3.88%, 05/15/09                                      2,000         1,998
        4.00%, 06/15/09                                      1,500         1,504
    *   3.63%, 07/15/09                                      2,700         2,665
        3.50%, 11/15/09                                      2,500         2,450
    *   3.50%, 12/15/09                                     11,600        11,353
    *   3.63%, 01/15/10                                      8,750         8,606
                                                                     -----------
                                                                         198,627
      CORPORATE BONDS 23.3% of net assets

      FINANCE 9.1%
      --------------------------------------------------------------------------
      BANKING 4.6%
   ~/ BUMIPUTRA-COMMERCE BANK
        5.13%, 10/16/13                                      2,000         2,028
    ~ CITIGROUP
        2.59%, 03/09/05                                      5,000         5,014
   ~/ DEUTSCHE BANK CAPITAL TRUST, 144A
      Class B
        4.35%, 03/30/05                                      8,000         8,040
    ~ DORAL FINANCIAL CORP.
        3.50%, 04/20/05                                      2,000         2,000
    / INDUSTRIAL BANK OF KOREA, 144A
        4.00%, 05/19/14                                        500           485
    ~ JP MORGAN CHASE & CO.
        2.75%, 04/04/05                                      5,000         5,016
    @ POPULAR NORTH AMERICA, INC.
        3.88%, 10/01/08                                      4,000         3,952
   ~/ RBS CAPITAL TRUST IV
        3.36%, 03/30/05                                      2,000         2,038
   ~/ SOVEREIGN BANK
        4.38%, 11/03/08                                      3,800         3,753
                                                                     -----------
                                                                          32,326
      BROKERAGE 1.9%
   ~/ CREDIT SUISSE FINANCIAL PRODUCTS
        3.19%, 03/07/05                                      3,000         3,006
    ~ GOLDMAN SACHS GROUP, INC.
        3.02%, 04/25/05                                      5,000         5,031
      MORGAN STANLEY
        2.94%, 01/15/10                                      5,275         5,293
                                                                     -----------
                                                                          13,330
      FINANCE COMPANIES 2.2%
    @ CAPITAL ONE FINANCIAL
        7.13%, 08/01/08                                      4,470         4,823
    ~ GENERAL ELECTRIC CAPITAL CORP.
        2.61%, 03/15/05                                      5,000         5,012
      HSBC FINANCE CORP.
        3.08%, 11/16/09                                      3,000         3,014
    ~ INTERNATIONAL LEASE FINANCE CORP.
        3.06%, 04/15/05                                      3,000         3,014
                                                                     -----------
                                                                          15,863
      INSURANCE 0.2%
   ~/ TWIN REEFS PASS-THROUGH, SECTION 3C7, 144A
        3.59%, 03/10/05                                      1,500         1,509

      REAL ESTATE INVESTMENT TRUST 0.2%
   =~ ISTAR FINANCIAL, INC.
        3.26%, 03/01/05                                      1,000         1,002

      INDUSTRIAL 11.5%
      --------------------------------------------------------------------------
      BASIC INDUSTRY 0.2%
    / FMC CORP.
        10.25%, 11/01/09                                     1,000         1,138

      CAPITAL GOODS 1.7%
      BAE ASSET SYSTEMS 2001 ASSET TRUST, 144A
      Series 2001 Class G
        6.66%, 09/15/13                                      7,091         7,732
      GEORGIA-PACIFIC CORP.
        7.38%, 07/15/08                                      2,000         2,180
      TEMPLE - INLAND, INC.
        5.00%, 05/17/07                                      2,000         2,022
                                                                     -----------
                                                                          11,934


                                                         See financial notes. 37

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
      COMMUNICATIONS 2.6%
    ~ AMERICA MOVIL SA DE CV, 144A
        3.33%, 04/27/05                                      3,000         3,016
    / DIRECTV HOLDINGS/FINANCE
        8.38%, 03/15/13                                      3,000         3,405
    / PANAMSAT CORP.
        9.00%, 08/15/14                                      1,000         1,105
      SPRINT CAPITAL CORP.
        7.63%, 01/30/11                                      3,000         3,433
    / TCI COMMUNICATIONS FINANCING III
        9.65%, 03/31/27                                      2,500         2,858
    @ TELEFONOS DE MEXICO SA, 144A
        4.50%, 11/19/08                                      2,000         2,002
      TIME WARNER ENTERTAINMENT CO.
        7.25%, 09/01/08                                      2,000         2,179
                                                                     -----------
                                                                          17,998
      CONSUMER CYCLICAL 4.8%
    @ AUTONATION, INC.
        9.00%, 08/01/08                                      2,000         2,270
      CVS CORP., 144A
        6.12%, 01/10/13                                      5,973         6,233
      D. R. HORTON, INC.
        5.00%, 01/15/09                                      2,000         2,023
      DAIMLER-CHRYSLER, N.A. HOLDINGS
        7.20%, 09/01/09                                      3,000         3,296
   ~@ FORD MOTOR CREDIT CO.
        5.80%, 01/12/09                                      3,000         2,999
      GENERAL MOTORS ACCEPTANCE CORP.
        6.13%, 08/28/07                                      5,000         5,095
      INTERNATIONAL SPEEDWAY CORP.
        4.20%, 05/15/09                                      2,000         1,964
      MANDALAY RESORT GROUP
        6.50%, 07/31/09                                      3,000         3,165
   /@ RYLAND GROUP, INC.
        9.13%, 06/15/11                                      2,000         2,201
    / STANDARD PACIFIC CORP.
        9.50%, 09/15/10                                      1,000         1,076
    / STATION CASINOS, INC.
        6.00%, 04/01/12                                      1,000         1,041
      TOLL CORP.
    /   8.00%, 05/01/09                                      2,000         2,080
    /   8.25%, 02/01/11                                        650           703
                                                                     -----------
                                                                          34,146
      CONSUMER NON-CYCLICAL 1.0%
    / ANHEUSER BUSCH COS, INC.
        5.75%, 01/15/11                                      1,500         1,520
      MANOR CARE, INC.
        8.00%, 03/01/08                                      2,483         2,724
    @ MILLER BREWING CO., 144A
        4.25%, 08/15/08                                      2,000         1,996
  ~/* STATER BROTHERS HOLDINGS
        5.99%, 03/15/05                                      1,000         1,032
                                                                     -----------
                                                                           7,272
      ENERGY 0.6%
   /@ HUSKY OIL LTD.
        8.90%, 08/15/28                                      4,009         4,502

      TRANSPORTATION 0.6%
    ~ HERTZ CORP.
        3.97%, 05/05/05                                      2,000         2,005
      UNION PACIFIC CORP.
        7.25%, 11/01/08                                      2,240         2,461
                                                                     -----------
                                                                           4,466
      UTILITIES 2.7%
      --------------------------------------------------------------------------
    @ APPALACHIAN POWER CO.
        3.60%, 05/15/08                                      4,000         3,919
    ~ ATMOS ENERGY CORP.
        4.00%, 10/15/09                                      2,000         1,949
    @ CENTERPOINT ENERGY RESOURCES, INC.
        6.50%, 02/01/08                                      3,000         3,173
      ENTERGY GULF STATES
    /   2.80%, 12/01/09                                      1,200         1,201
    /   4.88%, 11/01/11                                      2,000         1,973
      OHIO EDISON CO.
        4.00%, 05/01/08                                      2,000         1,980
      PACIFIC GAS AND ELECTRIC CO.
        3.60%, 03/01/09                                      3,000         2,917
    @ PUBLIC SERVICES ELECTRIC & GAS
      Series C
        4.00%, 11/01/08                                      2,000         1,980
                                                                     -----------
                                                                          19,092


38 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND


      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
      MORTGAGE-BACKED SECURITIES 16.7% of net assets

      COLLATERALIZED MORTGAGE OBLIGATIONS 8.2%
      --------------------------------------------------------------------------
      COUNTRYWIDE HOME LOANS
      Series 2004-HYB5 Class 3A1
        4.76%, 04/20/35                                      8,833         8,857
      FREDDIE MAC
      Series 2574 Class JM
        5.00%, 03/31/33                                      5,742         5,788
      FREDDIE MAC STRUCTURED PASS THROUGH SECURITIES
      Series H006 Class A2
        2.84%, 02/15/10                                      8,595         8,491
      Series H010 Class A3
        2.72%, 04/15/10                                     15,000        14,523
      MORGAN STANLEY MORTGAGE LOAN TRUST
      Series 2004-8AR Class 4A1
        5.47%, 10/25/34                                      9,165         9,203
      Series 2004-9 Class 2A
        6.42%, 11/25/34                                      4,991         5,172
      Series 2004-9 Class 4A
        5.65%, 11/25/19                                      5,712         5,873
                                                                     -----------
                                                                          57,907
      U.S. GOVERNMENT AGENCY MORTGAGES 8.5%
      --------------------------------------------------------------------------
      FANNIE MAE
        4.50%, 11/01/19                                     11,792        11,658
        5.00%, 10/01/19                                     11,663        11,759
        5.50%, 07/01/19 to
               09/01/19                                     27,745        28,466
        7.00%, 10/01/08 to
               07/01/19                                      7,558         7,933
                                                                     -----------
                                                                          59,816
      ASSET-BACKED OBLIGATIONS 8.9% of net assets

      ALTER MONETA RECEIVABLES, L.L.C.
      Series 2003-1
        2.56%, 03/15/11                                      1,015         1,011
    ~ AMERIQUEST FINANCE NIM TRUST
      Series 2001-RN4 Class A
        4.60%, 03/25/05                                        755           753
      AMERIQUEST MORTGAGE SECURITIES, INC.
    ~ Series 2004-R8 Class M7
        4.58%, 03/28/05                                      1,000         1,021
    ~ Series 2004-R8 Class M9
        5.40%, 03/28/05                                      1,200         1,114
    ~ ARIA CDO I (JERSEY) LTD.
      Series IA-3 Class B1U5
        3.13%, 04/07/05                                      4,000         4,023
    ~ FREMONT HOME LOAN TRUST
      Series 2003-B Class M2
        4.27%, 03/28/05                                      5,000         5,140
      FREMONT NIM TRUST
      Series 2004-D Class N1
        4.50%, 06/25/06                                      2,970         2,970
    ~ HOUSEHOLD MORTGAGE LOAN TRUST
      Series 2003-HC2 Class M
        3.20%, 03/21/05                                      1,503         1,505
    ~ LONG BEACH MORTGAGE LOAN TRUST
      Series 2003-4 Class M3
        4.80%, 03/28/05                                      4,200         4,299
    ~ MAIN STREET WAREHOUSE FUNDING TRUST
      Series 2004-MSD
        4.95%, 03/28/05                                      5,425         5,433
      MORGAN STANLEY ABS CAPITAL I
      Series 2004-NC3N
        6.00%, 03/25/34                                        414           414
      NOVASTAR HOME EQUITY LOAN
    ~ Series 2004-2 Class B1
        4.60%, 03/28/01                                      2,000         2,045
    ~ Series 2004-2 Class M4
        3.85%, 03/28/05                                      3,000         3,030
      NOVASTAR NIM TRUST
      Series 2004-N1
        4.46%, 02/25/34                                        847           847
      Series 2004-N2
        4.46%, 07/25/34                                        986           981
    ~ OPTION ONE MORTGAGE LOAN TRUST
      Series 2003-3 Class N
        2.96%, 03/28/05                                        255           255
      RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
      Series 2003-RZ3 Class A3
        2.14%, 02/25/30                                     10,000         9,935
      RESIDENTIAL ASSET SECURITIZATION TRUST
      Series 2004-A6 Class A1
        5.00%, 08/25/19                                      9,238         9,260
      SECURITIZED ASSET BACKED NIM TRUST
      Series 2004-DO2
        5.50%, 09/25/34                                      2,333         2,314


                                                         See financial notes. 39

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
      Series 2004-OP2 Class N
        5.50%, 08/25/34                                      1,377         1,369

    ~ TERRAPIN FUNDING, L.L.C.
      Series 2003-1A Class B1
        3.89%, 03/08/05                                      5,000         5,019
                                                                     -----------
                                                                          62,738
      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      0.4% of net assets

      COX COMMUNICATIONS, INC., SECTION 4(2)
        2.75%, 03/01/05                                      3,000         3,000

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      PREFERRED STOCK 2.2% of net assets

    / FANNIE MAE, SERIES J
        110,000                                                            5,474

    / FANNIE MAE, SERIES O
        50,000                                                             2,777

    / SHELL FRONTIER OIL & GAS, SERIES D
        25,000                                                             2,500

    / ZURICH REGCAPS FUNDING TRUST IV, 144A
        30,000                                                             2,934

    / ZURICH REGCAPS FUNDING TRUST VI, 144A
        20,000                                                             1,939
                                                                     -----------
                                                                          15,624
      OTHER INVESTMENT COMPANIES 0.2% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      FED FUNDS PORTFOLIO   974,707                                          975

END OF INVESTMENTS.

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      32.0% of net assets

      SHORT-TERM INVESTMENTS 31.3%
      --------------------------------------------------------------------------
      CHASE MANHATTAN BANK TIME DEPOSIT
      2.50%, 03/01/05                                       42,030        42,030
      UBS FINANCIAL SERVICES
      2.59%, 03/01/05                                       52,599        52,599
      WESTLB TIME DEPOSIT
      2.61%, 03/01/05                                      126,283       126,283
                                                                     -----------
                                                                         220,912

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES 0.7%
      --------------------------------------------------------------------------
      INSTITUTIONAL MONEY MARKET
      TRUST   5,429,815                                                    5,430

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

In addition to the above, the fund held the following at 2/28/05. All numbers are x 1,000 except number of futures contracts.

      FUTURES CONTRACTS

                             Number of           Contract           Unrealized
                             Contracts            Value              (Losses)
2 Year, Long
U.S. Treasury Note,
expires 06/30/05                  270             55,995                (160)


40 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

Statement of
ASSETS AND LIABILITIES
As of February 28, 2005; unaudited. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value (including $219,549 of
      securities on loan)                                              $702,361 a
Collateral invested for securities on loan                              226,342
Receivables:
      Fund shares sold                                                    1,364
      Interest                                                            5,473
      Dividends                                                             112
Prepaid expenses                                                     +       30
                                                                     -----------
TOTAL ASSETS                                                            935,682

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                  226,342
Payables:
      Fund shares redeemed                                                1,522
      Dividends to shareholders                                             427
      Investments bought                                                  1,000
      Investment adviser and administrator fees                              15
      Transfer agent and shareholder service fees                            15
      Due to broker for futures                                              59
Accrued expenses                                                     +       74
                                                                     -----------
TOTAL LIABILITIES                                                       229,454

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            935,682
TOTAL LIABILITIES                                                    -  229,454
                                                                     -----------
NET ASSETS                                                             $706,228

NET ASSETS BY SOURCE
Capital received from investors                                         713,300
Distributions in excess of net investment income                           (250)
Net realized capital losses                                                (707) b
Net unrealized capital losses                                            (6,115) b

NET ASSET VALUE (NAV)
                     SHARES
NET ASSETS     /     OUTSTANDING     =     NAV
$706,228             70,276                $10.05

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $708,316.

  Includes certain restricted but deemed liquid 144A and Section 4(2) securities worth $38,886, or 5.5% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:
    Purchases             $85,524
    Sales/maturities     $113,884

  The fund's long-term government security transactions were:
    Purchases            $283,047
    Sales/maturities     $242,009

  The fund's total security transactions with other Schwab Funds during the period were $16,274.

b These derive from investments, futures and short sales.

FEDERAL TAX DATA
-------------------------------------------------------
PORTFOLIO COST                                $708,450

NET UNREALIZED GAINS AND LOSSES:
Gains                                           $1,609
Losses                                      +   (7,698)
                                            -----------
                                               ($6,089)
AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Ordinary income                                   $382
Long-term capital gains                           $329

CAPITAL LOSSES UTILIZED                         $3,151



                                                         See financial notes. 41

SCHWAB SHORT-TERM BOND MARKET FUND

Statement of
OPERATIONS
For September 1, 2004 through February 28, 2005; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $11,644
Securities on loan                                                          117
Dividends                                                            +      156
                                                                     -----------
TOTAL INVESTMENT INCOME                                                  11,917

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                      936
Net realized losses on futures contracts                             +     (260)
                                                                     -----------
NET REALIZED GAINS                                                          676

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                    (10,311)
Net unrealized losses on futures contracts                           +     (425)
                                                                     -----------
NET REALIZED LOSSES                                                     (10,736)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   991 a
Transfer agent and shareholder service fees                                 901 b
Trustees' fees                                                                5 c
Custodian and portfolio accounting fees                                      34
Professional fees                                                            16
Registration fees                                                            21
Shareholder reports                                                          48
Other expenses                                                       +       13
                                                                     -----------
Total expenses                                                            2,029
Expense reduction                                                    -       47 d
                                                                     ----------
NET EXPENSES                                                              1,982

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  11,917
NET EXPENSES                                                         -    1,982
                                                                     -----------
NET INVESTMENT INCOME                                                     9,935
NET REALIZED GAINS                                                          676 e
NET UNREALIZED LOSSES                                                +  (10,736) e
                                                                     -----------
DECREASE IN NET ASSETS FROM OPERATIONS                                    ($125)

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the annual operating expenses of this fund through at least November 15, 2005, to 0.55% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.

e These add up to a net loss on investments of $10,060.


42 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                            9/1/04-2/28/05       9/1/03-8/31/04
Net investment income                               $9,935              $19,075
Net realized gains                                     676                3,508
Net unrealized gains or losses            +        (10,736)                 246
                                          --------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                       (125)              22,829

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income               $10,191              $19,204 a
Distributions from net realized gains     +          1,173                   --
                                          --------------------------------------
TOTAL DISTRIBUTIONS                                $11,364              $19,204

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                   9/1/04-2/28/05             9/1/03-8/31/04
                                SHARES         VALUE       SHARES         VALUE
Shares sold                     13,387      $136,051       39,870      $406,912
Shares reinvested                  867         8,786        1,507        15,354
Shares redeemed              + (15,327)     (155,475)     (33,889)     (345,056)
                             ---------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                          (1,073)     ($10,638)       7,488       $77,210

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                   9/1/04-2/28/05             9/1/03-8/31/04
                                SHARES    NET ASSETS       SHARES    NET ASSETS
Beginning of period             71,349      $728,355       63,861      $647,520
Total increase or
decrease                     +  (1,073)      (22,127)       7,488        80,835 b
                             ---------------------------------------------------
END OF PERIOD                   70,276      $706,228       71,349      $728,355 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions for the period ended 08/31/04 are:

  Ordinary income             $19,204
  Long-term capital gains         $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes distributions in excess of net investment income in the amount of $250 at the end of the current period and net investment income not yet distributed in the amount of $6 at the end of the prior period.


                                                         See financial notes. 43

SCHWAB TOTAL BOND MARKET FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                           9/1/04-       9/1/03-      9/1/02-      9/1/01-      9/1/00-    9/1/99-
                                                          2/28/05*       8/31/04      8/31/03      8/31/02      8/31/01    8/31/00
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      10.15          10.20        10.22        10.24         9.65       9.58
                                                          -------------------------------------------------------------------------
Income from investment operations:
     Net investment income                                   0.16           0.31         0.34         0.47         0.60       0.61
     Net realized and unrealized gains or losses            (0.02)          0.32         0.10         0.13         0.59       0.07
                                                          -------------------------------------------------------------------------
     Total income from investment operations                 0.14           0.63         0.44         0.60         1.19       0.68
Less distributions:
     Dividends from net investment income                   (0.16)         (0.33)       (0.37)       (0.46)       (0.60)     (0.61)
     Distributions from net realized gains                  (0.12)         (0.35)       (0.09)       (0.16)          --         --
                                                          -------------------------------------------------------------------------
     Total distributions                                    (0.28)         (0.68)       (0.46)       (0.62)       (0.60)     (0.61)
                                                          -------------------------------------------------------------------------
Net asset value at end of period                            10.01          10.15        10.20        10.22        10.24       9.65
                                                          -------------------------------------------------------------------------
Total return (%)                                             1.40 1         6.37         4.37         6.18        12.68       7.36

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
     Net operating expenses                                  0.54 2         0.52         0.43         0.35         0.35       0.36 3
     Gross operating expenses                                0.54 2         0.54         0.54         0.57         0.58       0.63
     Net investment income                                   3.18 2         3.08         3.36         4.66         6.00       6.42
Portfolio turnover rate                                       111 1          223          121           74          153        135
Net assets, end of period ($ x 1,000,000)                   1,119          1,042        1,025        1,053          926        647

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.


44 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS as of February 28, 2005, unaudited

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http:/www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

= Delayed-delivery security

~ Variable-rate security

/ Callable security

@ All or a portion of this security is held as collateral for futures contracts and delayed-delivery security

* All or a portion of the security is on loan

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                         COST             VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)         ($x1,000)
---------------------------------------------------------------------------------
  40.8%   MORTGAGE-BACKED
          SECURITIES                                   457,927           456,547

  26.1%   U.S. GOVERNMENT
          SECURITIES                                   289,561           292,637

  22.6%   CORPORATE BONDS                              251,794           253,125

  21.5%   ASSET-BACKED
          OBLIGATIONS                                  239,593           240,026

  10.1%   COMMERCIAL PAPER &
          OTHER CORPORATE
          OBLIGATIONS                                  112,454           112,454

   2.7%   PREFERRED STOCK                               29,742            30,286

   0.1%   OTHER INVESTMENT
          COMPANIES                                        961               961
---------------------------------------------------------------------------------
 123.9%   TOTAL INVESTMENTS                          1,382,032         1,386,036

 (0.9)%   SHORT SALES                                   (9,691)           (9,600)

  14.0%   COLLATERAL INVESTED
          FOR SECURITIES ON
          LOAN                                         156,336           156,336

(37.0)%   OTHER ASSETS AND
          LIABILITIES                                                   (413,762)
---------------------------------------------------------------------------------
 100.0%   NET ASSETS                                                   1,119,010

      SECURITY
      SERIES                                           FACE AMOUNT       VALUE
         RATE, MATURITY DATE                           ($ x 1,000)    ($ x 1,000)

      MORTGAGE-BACKED SECURITIES  40.8% of net assets

      COLLATERALIZED MORTGAGE OBLIGATIONS 2.7%
      ---------------------------------------------------------------------------
    @ FREDDIE MAC
      Series 2574 Class JM
         5.00%, 03/31/33                                     5,742         5,788

    @ FREDDIE MAC STRUCTURED PASS THROUGH SECURITIES
      Series H010 Class A3
         2.72%, 04/15/10                                    25,000        24,205
                                                                     ------------
                                                                          29,993
     U.S. GOVERNMENT AGENCY MORTGAGES 38.1%
     ----------------------------------------------------------------------------

     FANNIE MAE
         5.00%, 07/01/19                                     1,842         1,857
    =    5.00%, 02/01/35 to
                03/01/35                                    31,235        31,167
    @    5.50%, 07/27/12 to
                08/01/17                                     9,893        10,149
    @    5.50%, 04/01/33 to
                03/01/35                                    54,213        54,743
    @    6.00%, 09/02/25 to
                11/01/34                                    26,830        27,552
    @    6.50%, 09/01/22 to
                09/01/33                                    17,662        18,434
    @    7.00%, 04/16/06 to
                04/09/16                                     5,745         6,058


                                                         See financial notes. 45

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
    @    7.50%, 12/28/24                                     3,930         4,208

      TBA
    =    4.50%, 03/01/20                                    20,000        19,738
    =    5.00%, 03/01/20                                    15,000        15,103
    =    5.00%, 03/01/35 to
                04/01/35                                    73,000        71,923
    =    5.50%, 03/01/35                                    30,000        30,253
    =    6.50%, 03/01/35                                    14,000        14,582

      FREDDIE MAC
    @    6.00%, 10/23/24                                     5,817         5,977
    @    6.50%, 08/25/24                                     5,984         6,236

      TBA
    =    6.00%, 03/01/20                                    28,000        29,094

      GINNIE MAE
         6.00%, 06/15/33 to
                12/15/33                                     7,823         8,086
         7.50%, 03/15/32                                     1,949         2,092

      TBA
    =    6.50%, 03/01/34                                    10,000        10,494
    =    6.00%, 03/01/35                                    27,000        27,861
    =    7.00%, 03/01/35                                    19,000        20,116
    =    8.00%, 03/01/35                                    10,000        10,831
                                                                     -----------
                                                                         426,554
      U.S. GOVERNMENT SECURITIES  26.1% of net assets

      U.S. GOVERNMENT AGENCY SECURITIES  6.1%
      --------------------------------------------------------------------------
      FANNIE MAE
   @*    2.50%, 06/15/08                                     3,000         2,860
   @*    6.63%, 09/15/09                                    32,500        35,653
    @    4.63%, 10/15/14                                    12,500        12,490
    @    6.63%, 11/15/30                                     4,000         4,865

    @ FREDDIE MAC
         2.75%, 10/15/06                                    12,500        12,337
                                                                     -----------
                                                                          68,205
      U.S. TREASURY OBLIGATIONS  20.0%
      --------------------------------------------------------------------------
      TREASURY INFLATION PROTECTION SECURITY
         1.88%, 07/15/13                                    18,500        19,628
         2.00%, 07/15/14                                    10,000        10,391

      U.S. TREASURY BILLS
    @    2.19%, 03/10/05                                       265           265
    @    2.44%, 05/05/05                                       115           115
    @    2.55%, 05/19/05                                       210           209

      U.S. TREASURY BONDS
    @    9.88%, 11/15/15                                     3,000         4,382
    @    7.25%, 05/15/16                                     2,500         3,104
    @    9.00%, 11/15/18                                     7,000        10,095
    @    8.00%, 11/15/21                                     7,000         9,626
   @*    7.25%, 08/15/22                                     6,500         8,411
   @*    6.25%, 08/15/23                                    12,700        14,970
    @    6.13%, 11/15/27                                     7,500         8,874
    @    5.25%, 02/15/29                                     5,000         5,332
   @*    6.13%, 08/15/29                                     1,000         1,193
   @*    6.25%, 05/15/30                                     7,000         8,506
   @*    5.38%, 02/15/31                                    18,010        19,808

      U.S. TREASURY NOTES
    *    1.63%, 02/28/06                                     4,000         3,937
    *    2.00%, 05/15/06                                     3,000         2,953
   @*    2.50%, 05/31/06                                     7,000         6,927
    *    2.75%, 07/31/06                                     3,000         2,972
         2.38%, 08/15/06                                     2,500         2,463
    *    6.50%, 10/15/06                                    12,900        13,509
   @*    2.63%, 11/15/06                                     6,000         5,913
    *    6.63%, 05/15/07                                     2,000         2,127
    *    3.25%, 08/15/07                                     1,500         1,486
    *    6.13%, 08/15/07                                     2,000         2,115
    *    3.00%, 11/15/07                                     1,100         1,081
    *    3.13%, 09/15/08                                     2,000         1,954
    *    3.13%, 10/15/08                                     2,000         1,952
    *    3.38%, 12/15/08                                     1,000           983
         4.00%, 06/15/09                                     2,000         2,006
   @*    3.50%, 12/15/09                                    12,000        11,745
    *    3.63%, 01/15/10                                    11,000        10,819
         6.50%, 02/15/10                                       600           667
    *    5.75%, 08/15/10                                     2,100         2,274
    *    5.00%, 02/15/11                                     9,620        10,079
    *    4.25%, 11/15/14                                     5,000         4,954
    *    4.00%, 02/15/15                                     6,800         6,607
                                                                     -----------
                                                                         224,432

      CORPORATE BONDS  22.6% of net assets

      FINANCE  6.1%
      --------------------------------------------------------------------------
      BANKING  3.6%

      BUMIPUTRA-COMMERCE BANK
         5.13%, 10/16/13                                     3,000         3,041

      CITIGROUP, INC.
         5.00%, 09/15/14                                     5,000         5,023


46 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
  ~/@ DEUTSCHE BANK CAPITAL TRUST, 144A
      Class B
         4.35%, 03/30/05                                    10,000        10,050

   ~@ DORAL FINANCIAL CORP.
         3.50%, 04/20/05                                     3,000         3,000

   /@ EMIGRANT BANCORP., 144A
         6.25%, 06/15/14                                     2,000         2,074

   ~@ EMIGRANT CAPITAL TRUST I, 144A
         4.95%, 03/10/05                                     1,000           997

      HSBC FINANCE CORP.
         3.08%, 05/16/05                                     7,000         7,032

   /@ INDUSTRIAL BANK OF KOREA, 144A
         4.00%, 05/19/14                                     1,000           969

    @ JP MORGAN CHASE & CO.
         5.13%, 09/15/14                                     5,000         5,041

  ~/@ RBS CAPITAL TRUST IV
         3.35%, 03/31/05                                     3,000         3,057
                                                                     -----------
                                                                          40,284
      BROKERAGE  1.5%
  ~/@ CREDIT SUISSE FINANCIAL PRODUCTS
         3.19%, 03/07/05                                     4,000         4,008

    @ GOLDMAN SACHS CAPITAL I
         6.35%, 02/15/34                                     3,000         3,190

      MERRILL LYNCH & CO.
         3.12%, 03/02/05                                     5,000         5,022

    @ MORGAN STANLEY
         4.75%, 04/01/14                                     5,000         4,877
                                                                     -----------
                                                                          17,097
      FINANCE COMPANIES  0.6%
   ~@ GENERAL ELECTRIC CAPITAL CORP.
         2.75%, 03/08/05                                     5,000         5,034

   ~@ INTERNATIONAL LEASE FINANCE CORP.
        3.06%, 04/15/05                                      2,000         2,010
                                                                     -----------
                                                                           7,044
      INSURANCE  0.2%
   ~/ TWIN REEFS PASS-THROUGH, SECTION 3C7, 144A
         3.59%, 03/10/05                                     2,200         2,213

      REAL ESTATE INVESTMENT TRUST  0.2%

   =~ ISTAR FINANCIAL, INC.
         3.26%, 03/01/05                                     2,000         2,005

      INDUSTRIAL  13.0%
      --------------------------------------------------------------------------
      BASIC INDUSTRY  0.2%
      FMC CORP.
         10.25%, 11/01/09                                    2,000         2,275

      CAPITAL GOODS  1.7%

    @ BAE ASSET SYSTEMS 2001 ASSET TRUST, 144A
      Series 2001 Class G
         6.66%, 09/15/13                                    12,929        14,099

      GEORGIA PACIFIC
         7.70%, 06/15/15                                     2,000         2,335

      TEMPLE - INLAND, INC.
         5.00%, 05/17/07                                     3,000         3,032
                                                                     -----------
                                                                          19,466
      COMMUNICATIONS  3.0%
   ~@ AMERICA MOVIL SA DE CV, 144A
         3.33%, 04/27/05                                     4,000         4,022

   /@ DIRECTV HOLDINGS/FINANCE
         8.38%, 03/15/13                                     5,000         5,675

     NEWS AMERICA, INC. 144A
         6.20%, 12/15/34                                     3,000         3,105

    / PANAMSAT CORP.
         9.00%, 08/15/14                                     2,000         2,210

     SPRINT CAPITAL CORP.
         8.38%, 03/15/12                                     3,000         3,595

   /@ TCI COMMUNICATIONS FINANCING III
         9.65%, 03/31/27                                     3,000         3,429

    @ TCI COMMUNICATIONS, INC.
         9.80%, 02/01/12                                     4,000         5,112

    @ TELEFONOS DE MEXICO SA, 144A
         4.50%, 11/19/08                                     3,000         3,003

    @ VERIZON NEW ENGLAND, INC.
         6.50%, 09/15/11                                     3,000         3,268
                                                                     -----------
                                                                          33,419
      CONSUMER CYCLICAL  4.6%
    @ AUTONATION, INC.
         9.00%, 08/01/08                                     3,000         3,405

      CVS CORP.
         5.30%, 01/11/27                                     9,972         9,915

    @ D.R. HORTON, INC.
         5.63%, 09/15/14                                     3,000         3,034

    @ DAIMLER-CHRYSLER, NA HOLDINGS
         8.50%, 01/18/31                                     2,000         2,556


                                                         See financial notes. 47

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
      FORD MOTOR CREDIT CO.
         5.70%, 01/15/10                                     3,000         2,945
    @    7.38%, 02/01/11                                     3,000         3,143

      GENERAL MOTORS ACCEPTANCE CORP.
         5.85%, 01/14/09                                     5,000         4,959

    @ INTERNATIONAL SPEEDWAY CORP.
         4.20%, 04/15/09                                     3,000         2,946

    @ MANDALAY RESORT GROUP
         6.50%, 07/31/09                                     4,500         4,747

      MOHEGAN TRIBAL GAMING, 144A
         6.13%, 02/15/13                                       500           512

   /@ RYLAND GROUP, INC.
         9.13%, 06/15/11                                     2,500         2,751

      STATION CASINOS, INC.
         6.00%, 04/01/12                                     2,000         2,082

   /@ STANDARD PACIFIC CORP.
         9.50%, 09/15/10                                     2,000         2,153

   @  TIME WARNER ENTERTAINMENT CO.
         8.88%, 10/01/12                                     2,000         2,472

      TOLL CORP.
   /@    8.00%, 05/01/09                                     1,000         1,040
   /@    8.25%, 02/01/11                                     2,000         2,163
                                                                        -----------
                                                                          50,823
      CONSUMER NON-CYCLICAL  1.3%
   /@ ANHEUSER BUSCH COS, INC.
         5.75%, 01/15/11                                     3,500         3,546

      HIGHMARK, INC., 144A
         6.80%, 08/15/13                                     2,000         2,197

    @ MANOR CARE, INC.
         8.00%, 03/01/08                                     1,333         1,462

    @ MILLER BREWING CO. 144A
         5.50%, 08/15/13                                     5,000         5,169

   ~@ STATER BROTHERS HOLDINGS
         5.99%, 03/15/05                                     2,000         2,065
                                                                     -----------
                                                                          14,439
      ENERGY  1.4%
   /@ HUSKY OIL LTD.
         8.90%, 08/15/28                                     6,000         6,738

    @ PHILLIPS PETROLEUM CO.
         9.38%, 02/15/11                                     5,000         6,207

    @ XTO ENERGY, INC.
         5.00%, 01/31/15                                     3,000         2,980
                                                                     -----------
                                                                          15,925
      TRANSPORTATION  0.8%
    @ BURLINGTON NORTH SANTA FE
         4.88%, 01/15/15                                     3,000         2,974

   ~@ HERTZ CORP.
         3.97%, 05/05/05                                     3,000         3,007

    @ UNION PACIFIC CORP.
         6.25%, 05/01/34                                     3,000         3,249
                                                                     -----------
                                                                           9,230
      UTILITIES  3.5%
      --------------------------------------------------------------------------

    @ APPALACHIAN POWER CO.
      Series H
         5.95%, 05/15/33                                     3,000         3,090

   ~@ ATMOS ENERGY CORP.
         4.00%, 04/15/05                                     3,000         2,923

    @ CENTERPOINT ENERGY RESOURCES
      Series B
         7.88%, 04/01/13                                     3,000         3,547

   /@ COLUMBIA ENERGY GROUP
      Series F
         7.42%, 11/28/15                                     5,000         5,216

      ENERGY TRANSFER PARTNERS
         5.95%, 02/01/15                                     3,000         3,071

      ENTERGY GULF STATES
         2.48%, 12/01/09                                     2,400         2,402
    @    4.88%, 11/01/11                                     3,000         2,960

    @ MAGELLAN MIDSTREAM PARTNERS
         5.65%, 10/15/16                                     3,000         3,047

    @ OHIO EDISON CO.
         5.45%, 05/01/15                                     4,000         4,061

    @ PACIFIC GAS AND ELECTRIC CO.
         6.05%, 03/01/34                                     2,000         2,116

    @ PUBLIC SERVICES ELECTRIC & GAS
      Series C
         4.00%, 11/01/08                                     3,000         2,970

      WESTAR ENERGY, INC.
         6.00%, 07/01/14                                     3,258         3,502
                                                                     -----------
                                                                          38,905


48 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
      ASSET-BACKED OBLIGATIONS  21.5% of net assets

   ~@ AEGIS ASSET BACKED SECURITIES TRUST
      Series 2003-1 Class A1
         3.05%, 03/28/05                                     6,260         6,292

      AMERIQUEST FINANCE NIM TRUST
      Series 2001-RN4 Class A
         4.60%, 07/25/34                                     1,108         1,104

      AMERIQUEST MORTGAGE SECURITIES, INC.
      Series 2003-13 Class AV2
         3.01%, 03/28/05                                    15,205        15,266

   ~@ AMORTIZING RESIDENTIAL COLLATERAL TRUST
      Series 2002-BC6 Class A2
         3.00%, 03/28/05                                    10,781        10,807

   ~@ ARIA CDO I (JERSEY) LTD.
      Series IA-3 Class B1U5
         3.13%, 04/07/05                                     6,000         6,035

   ~@ ASSET BACKED SECURITIES CORP. HOME EQUITY LOAN TRUST
      Series 2003-HE1 Class A2
         3.09%, 03/15/05                                     1,779         1,789

    ~ CAPITAL ONE MASTER TRUST
      Series 2001-2 Class C
         3.69%, 03/15/05                                     6,000         6,030

   ~@ CDC MORTGAGE CAPITAL TRUST
      Series 2003-HE2 Class M2
         4.55%, 03/28/05                                     5,410         5,596

   ~@ CENTEX HOME EQUITY LOAN TRUST
      Series 2003-B Class M1
         3.35%, 03/28/05                                    19,000        19,155

   ~@ CHASE FUNDING MORTGAGE LOAN ASSET-BACKED
      Series 2003-2 Class 2A2
         2.93%, 03/28/05                                    11,180        11,211

      COUNTRYWIDE ASSET-BACKED CERTIFICATES
   ~@ Series 2001-3 Class M1
         3.15%, 03/28/05                                     2,193         2,195
   ~@ Series 2001-BC3 Class M1
         3.20%, 03/28/05                                     2,959         2,963
   ~@ Series 2002-3 Class M1
         3.40%, 03/28/05                                     4,000         4,020

   ~@ FIRST FRANKLIN MORTGAGE LOAN ASSET-BACKED CERTIFICATES
      Series 2002-FF3 Class A2
         3.11%, 03/28/05                                     2,923         2,936

   ~@ IMPAC CMB TRUST
      Series 2003-10 Class 1A1
         3.00%, 03/28/05                                    22,226        22,242

   ~@ LONG BEACH MORTGAGE LOAN TRUST
      Series 2003-4 Class M3
         4.80%, 03/28/05                                     5,500         5,630

   ~@ MAIN STREET WAREHOUSE FUNDING TRUST
      Series 2004-MSD
         4.95%, 03/28/05                                     8,000         8,013

    @ MASTER ASSET BACKED SECURITIES TRUST
      Series 2003-OPT1 Class A2
         3.07%, 03/28/05                                     5,331         5,350

      MBNA CREDIT CARD MASTER NOTE TRUST
   ~@ Series 2003-B3 Class B3
         2.97%, 03/15/05                                    10,000        10,061
   ~@ Series 2003-C3 Class C3
         3.94%, 03/15/05                                     4,500         4,605

    ~ MERRILL LYNCH MORTGAGE INVESTORS, INC.
      Series 2004-WMC1 Class A2
         2.95%, 03/28/05                                     3,855         3,866

      MORGAN STANLEY ABS CAPITAL I
      Series 2004-NC3N
         6.00%, 03/25/34                                       659           658

      MORGAN STANLEY MORTGAGE LOAN TRUST
      Series 2004-9 Class 4A
         5.65%, 11/25/19                                    13,978        14,372

   ~@ NEW CENTURY HOME EQUITY LOAN TRUST
      Series 2004-2 Class A3
         2.90%, 03/28/05                                    19,144        19,156

      NOVASTAR NIM TRUST
      Series 2004-N1
         4.46%, 02/25/34                                     1,302         1,304

    ~ OPTION ONE MORTGAGE LOAN TRUST
      Series 2003-6 Class A2
         2.98%, 03/25/05                                    10,484        10,518

   ~@ PROVIDENT BANK HOME EQUITY LOAN TRUST
      Series 1997-2 Class A5
         2.88%, 03/28/05                                     1,610         1,611

      RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
   ~@ Series 2003-RS1 Class AII
         3.04%, 03/28/05                                     4,656         4,674
    @ Series 2003-RZ4 Class A4
         4.04%, 03/28/05                                    11,700        11,653


                                                         See financial notes. 49

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
      SECURITIZED ASSET BACKED NIM TRUST
      Series 2004-OP2 Class N
         5.50%, 08/25/34                                     2,065         2,053

      SEQUOIA MORTGAGE TRUST
    ~ Series 2004-4 Class B2
         3.50%, 03/21/05                                     4,000         3,934
    ~ Series 2004-4 Class-B1
         3.10%, 03/21/05                                     5,000         4,939

   ~@ STRUCTURED ASSET INVESTMENT LOAN TRUST
      Series 2003-BC1 Class A2
         2.99%, 03/28/05                                     9,963         9,988
                                                                     -----------
                                                                         240,026

      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      10.1% of net assets

      VIACOM, INC.
         2.59%, 03/01/05                                    37,000        37,000

      COX COMMUNICATIONS, INC., SECTION 4(2)
         2.75%, 03/01/05                                     1,310         1,310

      DAIMLERCHRYSLER N.A. HOLDINGS
         2.65%, 03/14/05                                    20,950        20,930

      GENERAL MOTORS ACCEPTANCE CORP.
         2.65%, 03/03/05                                    20,682        20,679

      KINDER MORGAN ENERGY PARTNERS, SECTION 4(2)
         2.60%, 03/07/05                                    25,000        24,989

      ATLANTIS TWO FUNDING CORP.
         2.60%, 03/08/05                                     7,550         7,546
                                                                     -----------
                                                                         112,454

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      PREFERRED STOCK   2.7% of net assets

      COBANK, ACB, 144A
         115,000                                                           6,302

    / FANNIE MAE, SERIES J
         200,000                                                           9,953

    / FANNIE MAE, SERIES O
         50,000                                                            2,777

    / SHELL FRONTIER OIL & GAS, SERIES D
         35,000                                                            3,500

      ZURICH REGCAPS FUNDING TRUST VI, 144A
         80,000                                                            7,754
                                                                     -----------
                                                                          30,286

      OTHER INVESTMENT COMPANIES   0.1% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      FED FUNDS PORTFOLIO  961,307                                           961

END OF INVESTMENTS.

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
      SHORT SALES   0.9% of net assets

      U.S. GOVERNMENT AGENCY MORTGAGES  0.9%
      --------------------------------------------------------------------------
      FANNIE MAE
         4.50%, 04/01/35                                    10,000         9,600



END OF SHORT SALE POSITION.


50 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      14.0% of net assets

      SHORT-TERM INVESTMENTS 13.8%
      --------------------------------------------------------------------------
      UBS FINANCIAL SERVICES, INC.
         2.59%, 03/01/05                                    26,693        26,693

      WEST LB TIME DEPOSIT
         2.61%, 03/01/05                                   105,894       105,894

      CHASE MANHATTAN BANK TIME DEPOSIT
         2.50%, 03/01/05                                    21,330        21,330
                                                                     -----------
                                                                         153,917

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES 0.2%
      --------------------------------------------------------------------------
      INSTITUTIONAL MONEY MARKET
      TRUST  2,419,338                                                     2,419

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

In addition to the above, the fund held the following at 2/28/05. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                         Number of    Contract      Unrealized
                                         Contracts      Value     Gains/(Losses)
2 Year, Long
U.S. Treasury Note,
expires 06/30/05                               165      34,219             (116)

5 Year, Long
U.S. Treasury Note,
expires 06/21/05                               700      75,305             (678)

10 Year, Short
U.S. Treasury Note,
expires 06/21/05                               250      27,469              308
                                                                  --------------
                                                                           (486)


                                                         See financial notes. 51

SCHWAB TOTAL BOND MARKET FUND

Statement of
ASSETS AND LIABILITIES
As of February 28, 2005; unaudited. All numbers are x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at value (including $151,280 of
   securities on loan)                                              $1,386,036 a
Collateral invested for securities on loan                             156,336
Receivables:
   Fund shares sold                                                      1,188
   Investments sold                                                     13,895
   Investments sold short                                                9,706
   Interest                                                              8,075
   Dividends                                                               415
Prepaid expenses                                                 +          30
                                                                 --------------
TOTAL ASSETS                                                         1,575,681

LIABILITIES
-------------------------------------------------------------------------------
Securities sold short, at value                                          9,600 b
Collateral held for securities on loan                                 156,336
Payables:
   Fund shares redeemed                                                    427
   Dividends to shareholders                                               226
   Investments bought                                                  289,750
   Due to brokers for futures                                              180
   Investment adviser and administration fees                               23
   Transfer agent and shareholder service fees                              23
Accrued expenses                                                 +         106
                                                                 --------------
TOTAL LIABILITIES                                                      456,671

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                         1,575,681
TOTAL LIABILITIES                                                -     456,671
                                                                 --------------
NET ASSETS                                                          $1,119,010

NET ASSETS BY SOURCE
Capital received from investors                                      1,111,076
Distributions in excess of net investment income                          (446)
Net realized capital gains                                               4,771 c
Net unrealized capital gains                                             3,609

NET ASSET VALUE (NAV)
                   SHARES
NET ASSETS    /    OUTSTANDING    =    NAV
$1,119,010         111,820             $10.01

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $1,382,032.

  Includes certain restricted but deemed liquid 144A and Section 4(2) securities worth $88,765, or 7.9% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:
    Purchases            $198,322
    Sales/maturities     $267,440

  The fund's long-term government security transactions were:
    Purchases            $930,055
    Sales/maturities     $814,410

  The fund's total security transactions with other Schwab Funds during the period were $21,671.

b The proceeds for securities sold short is $9,691.

c These derive from investments, futures, swap agreements and short sales.

FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                          $1,382,510

NET UNREALIZED GAINS AND LOSSES:
Gains                                      $11,988
Losses                                +     (8,462)
                                      -------------
                                            $3,526

AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Ordinary income                             $3,004
Long-term capital gains                     $2,969


52 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

Statement of
OPERATIONS
For September 1, 2004 through February 28, 2005; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                               $19,361
Securities on loan                                                         125
Dividends                                                           +      454
                                                                    -----------
TOTAL INVESTMENT INCOME                                                 19,940

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized gains on investments sold                                  13,285
Net realized losses on futures contracts                                  (296)
Net realized gains on short sales                                   +        3
                                                                    -----------
NET REALIZED GAINS                                                      12,992

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized losses on investments                                   (14,349)
Net unrealized losses on futures                                          (759)
Net unrealized gains on short sales                                 +       91
                                                                    -----------
NET UNREALIZED LOSSES                                                  (15,017)

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                1,378 a
Transfer agent and shareholder service fees                              1,340 b
Trustees' fees                                                               6 c
Custodian and portfolio accounting fees                                     66
Professional fees                                                           17
Registration fees                                                           27
Shareholder reports                                                         44
Other expenses                                                      +       21
                                                                    -----------
TOTAL EXPENSES                                                           2,899 d

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 19,940
NET EXPENSES                                                        -    2,899
                                                                    -----------
NET INVESTMENT INCOME                                                   17,041
NET REALIZED GAINS                                                      12,992 e
NET UNREALIZED LOSSES                                               +  (15,017) e
                                                                    -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $15,016

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fund's are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d CSIM and Schwab have guaranteed that the annual operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.55% of the fund's average daily net assets through November 15, 2005.

e These add up to a net loss on investments of $2,025.


                                                         See financial notes. 53

SCHWAB TOTAL BOND MARKET FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
-------------------------------------------------------------------------------
                                            9/1/04-2/28/05      9/1/03-8/31/04
Net investment income                              $17,041             $32,491
Net realized gains                                  12,992              10,994
Net unrealized gains or losses              +      (15,017)             19,933
                                            -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              15,016              63,418

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income                17,496              34,327
Distributions from net realized gains       +       12,616              35,223
                                            -----------------------------------
TOTAL DISTRIBUTIONS                                $30,112             $69,550 a

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                                 9/1/04-2/28/05              9/1/03-8/31/04
                              SHARES         VALUE        SHARES         VALUE
Shares sold                   15,428      $155,886        20,689      $209,609
Shares reinvested              2,848        28,707         6,912        69,703
Shares redeemed            +  (9,130)      (92,279)      (25,382)     (256,531)
                           ----------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                         9,146       $92,314         2,219       $22,781

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                 9/1/04-2/28/05              9/1/03-8/31/04
                              SHARES    NET ASSETS        SHARES    NET ASSETS
Beginning of period          102,674    $1,041,792       100,455    $1,025,143
Total increase             +   9,146        77,218         2,219        16,649 b
                           ----------------------------------------------------
END OF PERIOD                111,820    $1,119,010       102,674    $1,041,792 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions for the period ended 08/31/04 are:

  Ordinary income          $50,360
  Long-term capital gains  $19,190

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes distributions in excess of net investment income in the amount of $446 for the current period and net investment income not yet distributed in the amount of $9 for the prior period.

  Percent of fund shares owned by other SchwabFunds as of the end of the current period:

  SCHWAB MARKETTRACK PORTFOLIOS
  Growth Portfolio               7.9%
  Balanced Portfolio            16.4%
  Conservative Portfolio        13.9%

  SCHWAB ANNUITY PORTFOLIOS
  Growth Portfolio II            0.4%


54 See financial notes.

SCHWAB GNMA FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                     9/1/04-       9/1/03-       3/3/03 1-
INVESTOR SHARES                                      2/28/05*      8/31/04        8/31/03
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 9.78          9.69         10.00
                                                     -------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                               0.17          0.16          0.06
   Net realized and unrealized gains or losses        (0.04)         0.26         (0.17)
                                                     -------------------------------------------------------------------------------
   Total income or loss from investment operations     0.13          0.42         (0.11)
Less distributions:
   Dividends from net investment income               (0.19)        (0.33)        (0.20)
                                                     -------------------------------------------------------------------------------
Net asset value at end of period                       9.72          9.78          9.69
                                                     -------------------------------------------------------------------------------
Total return (%)                                       1.34 2        4.39         (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                              0.74 3        0.51            --
   Gross operating expenses                            1.04 3        1.11          0.99 3
   Net investment income                               3.41 3        1.89          1.37 3
Portfolio turnover rate                                  73 2         199           105 2
Net assets, end of period ($ x 1,000,000)                18            18            21

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                                         See financial notes. 55

SCHWAB GNMA FUND

                                                     9/1/04-       9/1/03-       3/3/03 1-
SELECT SHARES                                        2/28/05*      8/31/04        8/31/03
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 9.78          9.69         10.00
                                                     -------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                               0.18          0.17          0.06
   Net realized and unrealized gains or losses        (0.04)         0.26         (0.17)
                                                     -------------------------------------------------------------------------------
   Total income or loss from investment operations     0.14          0.43         (0.11)
Less distributions:
   Dividends from net investment income               (0.20)        (0.34)        (0.20)
                                                     -------------------------------------------------------------------------------
Net asset value at end of period                       9.72          9.78          9.69
                                                     -------------------------------------------------------------------------------
Total return (%)                                       1.44 2        4.53         (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                              0.55 3        0.37            --
   Gross operating expenses                            0.89 3        0.96          0.83 3
   Net investment income                               3.61 3        2.03          1.37 3
Portfolio turnover rate                                  73 2         199           105 2
Net assets, end of period ($ x 1,000,000)                20            19            28

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.


56 See financial notes.

SCHWAB GNMA FUND

PORTFOLIO HOLDINGS as of February 28, 2005, unaudited

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http:/www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

= Delayed-delivery security

~ Variable-rate security

@ All or a portion of this security is held as collateral for delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                       COST         VALUE
HOLDINGS BY CATEGORY                                ($x1,000)     ($x1,000)
---------------------------------------------------------------------------
 96.7%  MORTGAGE-BACKED
        SECURITIES                                    35,787        36,146

  4.5%  ASSET-BACKED
        OBLIGATIONS                                    1,665         1,666

  3.3%  U.S. GOVERNMENT
        SECURITIES                                     1,261         1,251

  1.9%  COMMERCIAL PAPER &
        OTHER CORPORATE
        OBLIGATIONS                                      700           700

  1.0%  OTHER INVESTMENT
        COMPANIES                                        390           390
---------------------------------------------------------------------------
107.4%  TOTAL INVESTMENTS                             39,803        40,153

(2.6)%  SHORT SALES                                     (978)         (969)

(4.8)%  OTHER ASSETS AND
        LIABILITIES                                                 (1,798)
---------------------------------------------------------------------------
100.0%  NET ASSETS                                                  37,386

       SECURITY
       SERIES                                    FACE AMOUNT       VALUE
         RATE, MATURITY DATE                     ($ x 1,000)    ($ x 1,000)
       MORTGAGE-BACKED SECURITIES 96.7% of net assets

       U.S. GOVERNMENT AGENCY MORTGAGES 96.7%
       --------------------------------------------------------------------
       FANNIE MAE
         6.00%, 11/1/34                                  484           497
         6.50%, 03/1/32                                  958           998

       GINNIE MAE
     @   5.00%, 02/15/18 to
                12/15/34                               7,413         7,418
     @   5.50%, 11/15/18 to
                12/15/34                              12,167        12,408
     @   6.00%, 04/15/28 to
                03/15/34                               5,827         6,024
     @   6.50%, 05/15/24 to
                10/15/32                               3,079         3,234
     @   7.00%, 11/15/23 to
                08/15/31                               1,526         1,621
     @   7.50%, 07/15/23 to
                03/15/28                                 608           656
     @   8.00%, 06/15/05 to
                08/15/09                                 301           312
         8.50%, 08/15/27 to
                12/15/29                                  84            91
         9.00%, 01/15/30 to
                06/15/30                                  44            48
       TBA
     =   5.00%, 04/01/35                               1,300         1,291
     =   6.00%, 03/01/35                               1,500         1,548
                                                               ------------
                                                                    36,146

       ASSET-BACKED OBLIGATIONS 4.5% of net assets

     ~ AMERIQUEST FINANCE NIM TRUST
       Series 2001-RN4 Class A
         4.60%, 03/25/05                                 101           100

     ~ COUNTRYWIDE ASSET BACKED CERTIFICATES
       Series 2003-2 Class M2
         4.32%, 03/28/05                                 125           128

       FREMONT NIM TRUST
       Series 2004-D Class N1
         4.50%, 06/25/06                                 363           363


                                                         See financial notes. 57

SCHWAB GNMA FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
        RATE, MATURITY DATE                            ($ x 1,000)   ($ x 1,000)
      MORGAN STANLEY ABS CAPITAL I
      Series 2004-NC1N
        7.00%, 12/25/33                                         53            53
      Series 2004-NC3N
        6.00%, 03/25/34                                         56            56

      NOVASTAR NIM TRUST
      Series 2004-N1
        4.46%, 02/25/34                                        195           196

      NOVASTAR NIM TRUST, 144A
      Series 2004-N3
        3.97%, 03/25/35                                        623           623

    ~ OPTION ONE MORTGAGE LOAN TRUST
      Series 2003-3 Class M2
        4.25%, 03/28/05                                        100           102

      SHARPS SP I L.L.C. NET INTEREST MARGIN TRUST
      Series 2004-HE2N Class NA
        5.43%, 10/25/34                                         45            45
                                                                     -----------
                                                                           1,666
      U.S. GOVERNMENT SECURITIES 3.3% of net assets

      U.S. TREASURY BILLS
        2.19%, 03/10/05                                         15            15

      U.S. TREASURY NOTES
        3.13%, 01/31/07                                        750           744
        3.63%, 01/15/10                                        500           492
                                                                     -----------
                                                                           1,251

      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      1.9% of net assets

      COX COMMUNICATIONS, INC., SECTION 4(2)
        2.75%, 03/01/05                                        700           700

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      OTHER INVESTMENT COMPANIES 1.0% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      FED FUNDS PORTFOLIO  389,950                                           390

END OF INVESTMENTS.

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
        RATE, MATURITY DATE                            ($ x 1,000)   ($ x 1,000)
      SHORT SALES 2.6% of net assets

      U.S. GOVERNMENT AGENCY MORTGAGES 2.6%
--------------------------------------------------------------------------------
      GINNIE MAE TBA
        4.50%, 04/01/35                                      1,000           969

END OF SHORT SALE POSITION.


58 See financial notes.

SCHWAB GNMA FUND

Statement of
ASSETS AND LIABILITIES
As of February 28, 2005; unaudited. All numbers are x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at value                                                  $40,153 a
Receivables:
   Fund shares sold                                                        109
   Interest                                                                168
   Investments sold short                                            +     980
                                                                     ----------
TOTAL ASSETS                                                            41,410

LIABILITIES
-------------------------------------------------------------------------------
Securities sold short, at value                                            969 b
Payables:
   Fund shares redeemed                                                    116
   Dividends to shareholders                                                28
   Investments bought                                                    2,865
Accrued expenses                                                     +      46
                                                                     ----------
TOTAL LIABILITIES                                                        4,024

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                            41,410
TOTAL LIABILITIES                                                    -   4,024
                                                                     ----------
NET ASSETS                                                             $37,386

NET ASSETS BY SOURCE
Capital received from investors                                         38,986
Distributions in excess of net investment income                           (88)
Net realized capital losses                                             (1,871) c
Net unrealized capital gains                                               359 c

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                      SHARES
SHARE CLASS               NET ASSETS      /      OUTSTANDING      =        NAV
Investor Shares              $17,823                   1,834             $9.72
Select Shares                $19,563                   2,013             $9.72

  Unless stated, all numbers are x 1,000.

a The fund's amortized cost for these securities was $39,803.

  Includes certain restricted but deemed liquid 144A and Section 4(2) securities worth $1,323, or 3.5% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

  Purchases               $1,158
  Sales/maturities          $693

  The fund's long-term government security transactions were:

  Purchases              $27,887
  Sales/maturities       $26,761

b The proceeds for securities sold short is $978.

c These derive from investments, futures, and short sales.

FEDERAL TAX DATA
-------------------------------------------------
PORTFOLIO COST                           $39,803

NET UNREALIZED GAINS AND LOSSES:
Gains                                       $449
Losses                                +      (99)
                                      -----------
                                            $350
AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Ordinary income                              $32
Long-term capital gains                      $--

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2012                                    $1,405

DEFERRED CAPITAL LOSSES                     $535


                                                         See financial notes. 59

SCHWAB GNMA FUND

Statement of
OPERATIONS
For September 1, 2004 through February 28, 2005; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                                  $748
Dividends                                                               +    3
                                                                        -------
TOTAL INVESTMENT INCOME                                                    751

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized gains on investments sold                                      51
Net realized gains on futures contracts                                 +   22
                                                                        -------
NET REALIZED GAINS                                                          73

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized losses on investments                                      (232)
Net unrealized losses on futures                                            (5)
Net unrealized gains on short sales                                     +    9
                                                                        -------
NET UNREALIZED LOSSES                                                     (228)

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                   81 a
Transfer agent and shareholder service fees:
  Investor Shares                                                           22 b
  Select Shares                                                              9 b
Trustees' fees                                                               4 c
Custodian and portfolio accounting fees                                     22
Professional fees                                                           17
Registration fees                                                           13
Shareholder reports                                                          2
Other expenses                                                          +    4
                                                                        -------
Total expenses                                                             174
Expense reduction                                                       -   58 d
                                                                        -------
NET EXPENSES                                                               116

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    751
NET EXPENSES                                                            -  116
                                                                        -------
NET INVESTMENT INCOME                                                      635
NET REALIZED GAINS                                                          73 e
NET UNREALIZED LOSSES                                                   + (228) e
                                                                        -------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $480

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.45% of the first
  $500 million, 0.40% of the next $500 million and 0.375% over $1 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM). Prior to November 15, 2004, these fees were calculated as 0.45% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co., (Schwab).

c For the fund's independent trustees only.

d Includes $54 from the investment adviser (CSIM) and $4 from the transfer agent and shareholder service agent (Schwab). CSIM and Schwab has guaranteed through November 15, 2005 to limit the annual operating expenses.

                          % OF AVERAGE
  SHARE CLASS           DAILY NET ASSETS
  -----------           ----------------
  Investor Shares             0.74%
  Select Shares               0.55%

  This limit excludes interest, taxes and certain non-routine expenses.

e These add up to a net loss on investments of $155.


60 See financial notes.

SCHWAB GNMA FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
---------------------------------------------------------------------------------
                                              9/1/04-2/28/05      9/1/03-8/31/04
Net investment income                                   $635                $826
Net realized gains or losses                              73                (345)
Net unrealized gains or losses                +         (228)              1,303
                                              -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                   480               1,784

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                          348                 653
Select Shares                                 +          381                 797
                                              -----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME              $729              $1,450 a

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                                   9/1/04-2/28/05              9/1/03-8/31/04
                                SHARES         VALUE        SHARES         VALUE
SHARES SOLD
Investor Shares                    260        $2,541           619        $6,060
Select Shares                  +   409         3,997           810         7,918
                               --------------------------------------------------
TOTAL SHARES SOLD                  669        $6,538         1,429       $13,978

SHARES REINVESTED
Investor Shares                     28          $276            58          $560
Select Shares                  +    30           291            65           640
                               --------------------------------------------------
TOTAL SHARES REINVESTED             58          $567           123        $1,200

SHARES REDEEMED
Investor Shares                   (254)      ($2,486)       (1,022)      ($9,955)
Select Shares                  +  (357)       (3,491)       (1,872)      (18,228)
                               --------------------------------------------------
TOTAL SHARES REDEEMED             (611)      ($5,977)       (2,894)     ($28,183)

NET TRANSACTIONS IN FUND
SHARES                             116        $1,128        (1,342)     ($13,005)

SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------
                                   9/1/04-2/28/05              9/1/03-8/31/04
                                SHARES    NET ASSETS        SHARES    NET ASSETS
Beginning of period              3,731       $36,507         5,073       $49,178
Total increase or
  decrease                     +   116           879        (1,342)      (12,671) b
                               --------------------------------------------------
END OF PERIOD                    3,847       $37,386         3,731       $36,507 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions for the period ended 08/31/04 are:

  Ordinary income            $1,450
  Long-term capital gains       $--

  The difference of net investment income between financial statement and tax purposes for the period ended 08/31/04 is:

  Paydown losses               $630

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes distributions in excess of net investment income in the amount of $88 for the current period and net investment income not yet distributed in the amount of $6 for the prior period.


                                                         See financial notes. 61

SCHWAB BOND FUNDS

FINANCIAL NOTES unaudited

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

BOTH SCHWAB YIELDPLUS FUND(R) AND SCHWAB GNMA FUND(TM) OFFER TWO SHARE CLASSES:
Investor Shares and Select Shares(R). Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab Short-Term Bond Market Fund(TM) and Schwab Total Bond Market Fund(TM) each offers one share class.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990
  Schwab 1000 Fund
  SCHWAB YIELDPLUS FUND
  SCHWAB SHORT-TERM BOND MARKET FUND
  SCHWAB TOTAL BOND MARKET FUND
  SCHWAB GNMA FUND
  Schwab Tax-Free YieldPlus Fund
  Schwab Short/Intermediate Tax-Free Bond Fund
  Schwab Long-Term Tax-Free Bond Fund
  Schwab California Tax-Free YieldPlus Fund
  Schwab California Short/Intermediate Tax-Free Bond Fund
  Schwab California Long-Term Tax-Free Bond Fund

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY ENTER INTO SWAP AGREEMENTS. In these transactions, a fund and a counterparty agree to swap payments that are based on two different rates. The counterparty is typically a large financial institution, and the term of the swap is specified in advance. For example, a fund may agree that for six months it will pay the counterparty the equivalent of the interest on a given amount invested at LIBOR (the London Interbank Offered Rate). In exchange, the counterparty might agree to pay a fund the equivalent of the same amount invested in a certain bond index during this same six months.

Swap agreements carry certain risks. Because the net gains or losses stemming from a swap agreement depend on the movements of one rate relative to another, a fund could experience unanticipated losses if one or both rates failed to behave as expected. A fund also could lose money if a counterparty failed to honor the terms of a swap agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. Government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market

SCHWAB BOND FUNDS

value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS MAY ALSO SELL SECURITIES SHORT (SELL SECURITIES THEY DO NOT OWN). When they do so, the funds also place assets worth at least 100% of the value of the short securities into segregated accounts, as collateral. If the market value of the short securities subsequently falls, the funds can realize a gain by closing the position. However, if the value rises, the funds typically would have to add to their collateral or close out their short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statements of Assets and Liabilities.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. A fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO "TBA" (TO BE ANNOUNCED) PURCHASE COMMITMENTS TO PURCHASE SECURITIES FOR A FIXED PRICE AT A FUTURE DATE, TYPICALLY NOT EXCEEDING 45 DAYS. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in a fund's other assets.

THE FUNDS MAY ENTER INTO MORTGAGE DOLLAR ROLL TRANSACTIONS. In these transactions, a fund sells mortgage-backed securities for delivery in the current month and simultaneously agrees to buy back, on a given date in the future, securities of a similar type, coupon rate and maturity. Dollar roll transactions involve the risk that the market value of the security sold short by the fund may decline below the repurchase price of similar securities.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

SCHWAB BOND FUNDS

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, a fund may let other Schwab Funds(R) buy and sell fund shares, particularly Schwab MarketTrack Portfolios.

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A., and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. There was no borrowing for any funds during the period.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. The net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, THE OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

  BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

SCHWAB BOND FUNDS

  SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees. In the determination of a fair valuation the guidelines include but are not limited to the use of analytical data, business conditions, recent trades, general and/or specific market trends and any emergency or significant events that would have a material impact on the value of the security.

  SWAP AGREEMENTS: swaps may be valued based on a model that constructs curves, such as swap yield curves, based on market data, and that uses the curves to calculate prices. Or swaps may be valued based on dealer quotes.

  FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

  SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

IF A FUND SELLS SECURITIES SHORT, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest accrued on securities sold short is recorded as an expense on the fund's records.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund buys a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

EXPENSES that are specific to a fund or a class are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also may keep certain assets in segregated accounts, required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the Schwab Funds (of which there were 52 as of 2/28/05) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                            TRUST POSITION(S);
NAME AND BIRTHDATE          TRUSTEE SINCE              MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2         Chairman, Trustee:         Chair, CEO, Director, The Charles Schwab Corp., Charles Schwab &
7/29/37                     Family of Funds, 1989;     Co., Inc.; Chair, Director, Charles Schwab Investment Management,
                            Investments, 1991;         Inc.; Chair, Charles Schwab Holdings (UK); CEO, Director, Charles
                            Capital Trust, 1993;       Schwab Holdings, Inc.; Chair, CEO Schwab (SIS) Holdings, Inc. I,
                            Annuity Portfolios, 1994.  Schwab International Holdings, Inc.; Director, Charles Schwab Bank,
                                                       N.A., U.S. Trust, United States Trust Co. of New York, Siebel Systems
                                                       (software), Xsign, Inc. (electronic payment systems), TrustMark, Inc.,
                                                       All Kinds of Minds (education); Trustee, Stanford University. Until
                                                       5/04: Director, The Gap, Inc. (clothing retailer). Until 5/03: Co-CEO,
                                                       The Charles Schwab Corp. Until 3/02: Director, Audiobase, Inc.
                                                       (Internet audio solutions). Until 5/02: Director, Vodaphone AirTouch
                                                       PLC (telecommunications). Until 7/01: Director, The Charles Schwab
                                                       Trust Co.

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE          TRUST OFFICE(S) HELD       MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER             President, CEO             EVP, President, Director, Charles Schwab Investment Management,
5/4/55                      (all trusts).              Inc. Until 7/04: SVP for Development and Distribution, Asset
                                                       Management Products and Services Enterprise. Until 6/03: EVP,
                                                       CFO, Chief Administrative Officer, U.S. Trust.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD             SVP, Chief Investment      SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                      Officer (all trusts).      Management, Inc.; Chief Investment Officer, The Charles Schwab
                                                       Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS              SVP, Chief Investment      Since 9/04: Chief Investment Officer, Fixed Income, Charles
7/10/59                     Officer (all trusts).      Schwab Investment Management, Inc. Since 6/04: SVP, Charles Schwab
                                                       Investment Management, Inc. Until 6/04: VP, Charles Schwab
                                                       Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER            SVP, Chief Investment      Since 5/04: SVP, Chief Investment Officer, Equities, Charles Schwab
9/29/63                     Officer (all trusts).      Investment Management, Inc. Since 6/04: VP, Chief Investment
                                                       Officer, Laudus Trust, Laudus Variable Insurance Trust. Until 5/04:
                                                       VP, Charles Schwab Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE            Chief Compliance           Since 9/04: SVP, Institutional Compliance and Chief Compliance
11/11/60                    Officer (all trusts).      Officer, Charles Schwab Investment Management, Inc. Until 9/04:
                                                       VP, Charles Schwab & Co., Charles Schwab Investment Management,
                                                       Inc. Until 2002: VP of Internal Audit, Charles Schwab & Co., Inc.;
                                                       Chief Compliance Officer, Laudus Trust, Laudus Variable Insurance
                                                       Trust. Prior to 2000: PricewaterhouseCoopers.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON              Secretary (all trusts).    SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                       U.S. Securities and Exchange Commission, San Francisco.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA              Treasurer, Principal       Since 11/04: SVP, CFO, Charles Schwab Investment Management,
6/9/64                      Financial Officer          Inc. Until 11/04: SVP, Financial Reporting, Charles Schwab & Co., Inc.
                            (all trusts).              Until 12/99: Chief Financial Officer, Commerzbank Capital Markets.
                                                       Until 9/99: Managing Director at the New York Stock Exchange.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE          TRUSTEE SINCE              MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER          2000 (all trusts).         Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, America
8/13/60                                                First Cos., Omaha, NE (venture capital/fund management), Redwood
                                                       Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI
                                                       International (research), PMI Group, Inc. (mortgage insurance), Lucile
                                                       Packard Children's Hospital. Since 2/05: Director, Pacific Life Insurance
                                                       Company. Since 2004: Laudus Trust, Laudus Variable Insurance Trust.
                                                       2001: Special Assistant to the President, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD           Family of Funds, 1989;     CEO, Dorward & Associates (corporate management, marketing
9/23/31                     Investments, 1991;         and communications consulting). Until 1999: EVP, Managing Director,
                            Capital Trust, 1993;       Grey Advertising. Until 1996: President, CEO, Allen & Dorward
                            Annuity                    Advertising.
                            Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER           2000 (all trusts).         Dean Emeritus, Haas School of Business, University of California,
11/22/41                                               Berkeley; Director, Aphton Corp. (bio-pharmaceuticals); Non-
                                                       Executive Chair, Solectron Corp. (manufacturing), Mission West
                                                       Properties (commercial real estate), Stratex Networks (network equipment), TOUSA (home building); Public Governor, Member, executive committee, Pacific Stock & Options Exchange. Since
                                                       2004: Trustee, Laudus Trust, Laudus Variable Insurance Trust.
                                                       Until 2/04: Co-CEO, Aphton Corp. (bio-pharmaceuticals).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES            Family of Funds, 1989;     Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                     Investments, 1991;         services and investment advisory firm).
                            Capital Trust, 1993;
                            Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH             2000 (all trusts).         Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                Trustee, Cooper Industries (electrical products, tools and hardware);
                                                       Chairman, audit committee, Northern Border Partners, L.P. (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS          Family of Funds, 1989;     Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                     Investments, 1991;         Chair, CEO, North American Trust (real estate investment trust).
                            Capital Trust, 1993;
                            Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY           Family of Funds, 1989;     Chair, CEO, Wilsey Bennett, Inc. (real estate investment and
8/18/43                     Investments, 1991;         management, and other investments).
                            Capital Trust, 1993;
                            Annuity Portfolios, 1994.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

CERTIFICATE OF PARTICIPATION A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See chart below.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

CREDIT RATINGS

MOST MAJOR BOND ISSUERS ARRANGE WITH A RECOGNIZED INDEPENDENT RATING ORGANIZATION, SUCH AS STANDARD & POOR'S (S&P) OR MOODY'S INVESTORS SERVICE, TO RATE THE CREDIT-WORTHINESS OF THEIR BONDS. THE SPECTRUM OF THESE RATINGS IS DIVIDED INTO TWO MAJOR CATEGORIES: INVESTMENT GRADE AND BELOW INVESTMENT GRADE (SOMETIMES CALLED "JUNK BONDS"). BONDS RATED BELOW INVESTMENT GRADE RANGE FROM THOSE THAT ARE CONSIDERED TO HAVE SOME VULNERABILITY TO DEFAULT TO THOSE THAT APPEAR ON THE BRINK OF DEFAULT OR ARE IN DEFAULT.

               CREDIT                                 CAPACITY TO
               QUALITY                                MAKE PAYMENTS
             INVESTMENT
             GRADE BONDS

                 AAA                                  Strongest

                  AA

                   A

                 BBB                                  Adequate

                      [UP AND DOWN ARROW SPANNING TABLE AND
                   CHANGING DARK TO LIGHT FROM TOP TO BOTTOM]

--------------------------------------------------------------------------------

           BELOW INVESTMENT
              GRADE BONDS

                  BB                                  Somewhat
                                                      speculative
                   B

                 CCC

                  CC

                   C                                  Highly
                                                      speculative

                   D                                  In default

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond's sensitivity to interest rates. Calculations of duration generally take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price. The duration of a portfolio equals the market value weighted average of the duration of the bonds held in the portfolio.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BONDS Municipal bonds that are secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE BONDS Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bond-holder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

NOTES

NOTES

Schwab Funds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you're an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's web site at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWAB FUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Technology Fund
Schwab(R) Institutional Select(R) Funds
    Schwab(R) Institutional Select(R) S&P 500 Fund
    Schwab(R) Institutional Select(R) Large-Cap Value Index Fund
    Schwab(R) Institutional Select(R) Small-Cap Value Index Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
    Schwab MarketTrack All Equity Portfolio(TM)
    Schwab MarketTrack Growth Portfolio(TM)
    Schwab MarketTrack Balanced Portfolio(TM)
    Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Tax-Free YieldPlus Fund (TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Tax-Free YieldPlus Fund(TM)
Schwab California Short/Intermediate
    Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR

Charles Schwab & Co., Inc. (Schwab)

FUNDS

Schwab Funds(R)
P.O. Box 3812, Englewood, CO 80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2005 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC

Printed on recycled paper.
REG13480-09

SCHWAB TAX-FREE BOND FUNDS

      SEMIANNUAL REPORT
      February 28, 2005

      Schwab Tax-Free
      YieldPlus Fund(TM)

      Schwab Short/Intermediate
      Tax-Free Bond Fund(TM)

      Schwab Long-Term
      Tax-Free Bond Fund(TM)

      Schwab California Tax-Free
      YieldPlus Fund(TM)

      Schwab California
      Short/Intermediate
      Tax-Free Bond Fund(TM)

      Schwab California Long-Term
      Tax-Free Bond Fund(TM)


                                                           [CHARLES SCHWAB LOGO]

Six funds designed to offer tax-free income. 1

IN THIS REPORT

   Management's Discussion..................................................  2
      The president of Schwab Funds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

      Performance at a Glance................   4

   Schwab Tax-Free YieldPlus Fund(TM)
      Investor Shares: SWYIX Select Shares(R): SWYTX
      The fund seeks high current income that is exempt from federal income tax, consistent with minimal changes in share price. 1

      Performance and Fund Facts.............   7
      Financial Statements...................  23

   Schwab Short/Intermediate Tax-Free Bond Fund(TM)
      Ticker Symbol: SWITX

      The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation. 1

      Performance and Fund Facts.............  10
      Financial Statements...................  35

   Schwab Long-Term Tax-Free Bond Fund(TM)
      Ticker symbol: SWNTX

      The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation. 1

      Performance and Fund Facts.............  12
      Financial Statements...................  45

   Schwab California Tax-Free YieldPlus Fund(TM)
      Investor Shares: SWYKX Select Shares: SWYCX

      The fund seeks high current income that is exempt from federal and California personal income tax, consistent with minimal changes in share price. 1

      Performance and Fund Facts.............  14
      Financial Statements...................  54

   Schwab California Short/Intermediate Tax-Free Bond Fund(TM)
      Ticker symbol: SWCSX

      The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. 1

      Performance and Fund Facts.............  17
      Financial Statements...................  64

   Schwab California Long-Term
   Tax-Free Bond Fund(TM)
      Ticker symbol: SWCAX

      The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. 1

      Performance and Fund Facts.............  19
      Financial Statements...................  72

   Fund Expenses............................................................  21

   Financial Notes..........................................................  81

   Fund Trustees............................................................  84

   Glossary.................................................................  87

  Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).

  Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

1 A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income taxes as well.

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

FROM THE CHAIRMAN

Dear Shareholder,

I am a big fan of mutual funds and have been throughout my 40-year career. During this time, the mutual fund market has grown, with investors today having nearly 17,000 funds from which to choose.

I also have advocated the need to take a long-term view of investing, as well as the importance of developing and maintaining an asset allocation plan. I continue to believe that mutual funds are excellent vehicles to help you build a diversified portfolio in keeping with your goals. More specifically, bond funds can fill the fixed income portion of your asset allocation plan while helping to cushion the impact of more volatile asset classes.

We have developed Schwab bond funds that are designed to deliver both performance and value. Our range of tax-free bond funds is designed to help investors in higher tax brackets retain more of what they earn. We recently introduced two new bond funds that can help you meet your long-term cash management needs: Schwab Tax-Free YieldPlus Fund(TM) and Schwab California Tax-Free YieldPlus Fund(TM). These funds generally do not invest in securities that generate income subject to the Alternative Minimum Tax (AMT).

As to value, I'd like to remind you that many of the Schwab Funds(R), including the two new funds mentioned above, offer Select Shares(R), a share class that carries lower expenses in exchange for higher investment minimums.

In closing, I want to remind you that our commitment to our shareholders will not change. Thank you for investing with us.

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION for the six months ended February 28, 2005

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder,

When I assumed my new role as President and CEO of Schwab Funds(R) last year, I pledged that I would be committed to offering you more relevant choices and better value. I am pleased to report that we already have done both.

In terms of new products, we recently introduced two new tax-free bond funds:
Schwab Tax-Free YieldPlus Fund(TM) and Schwab California Tax-Free YieldPlus Fund(TM). These funds are designed to help you get more from your long-term cash investments. Further, in response to growing investor concern over the federal alternative minimum tax (AMT), neither of these two funds has invested in securities that generate income subject to AMT.

I'm also happy to announce that Schwab Funds has launched another equity fund. The Schwab Premier Equity Fund(TM) is the newest addition to the actively managed Schwab Funds that use Schwab Equity Ratings(R).

To reiterate what Chuck Schwab said about providing great value to our shareholders, our two new funds--the Schwab Tax-Free YieldPlus Fund and the Schwab California Tax-Free YieldPlus Fund--as well as the Schwab YieldPlus Fund(R) and the Schwab GNMA Fund(TM) offer Select Shares(R).

I speak for all of Schwab Funds, when I say we want Schwab to be a place where investors can find useful, quality financial products and services to help them succeed. Regardless of the size of their portfolios, Schwab should be the place investors can always trust to watch out for their best interests.

I continue to look for more ways to offer you relevant choices and value. Your trust is very important to us, and I will do all I can to maintain that trust. Thank you for investing in Schwab Funds.

Sincerely,

/s/ Evelyn Dilsaver

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 1-800-435-4000. Please read the prospectus carefully before investing.


2 Schwab Tax-Free Bond Funds

[PHOTO OF JOANNE LARKIN & KIM DAIFOTIS]

JOANNE LARKIN, at right, a vice president of the investment adviser, has had overall management responsibility for the funds since their inception. She joined the firm in 1992, and has worked in fixed-income asset management and research since 1984.

KIM DAIFOTIS, CFA, at left, a senior vice president and chief investment officer, fixed income, of the investment adviser, co-manages the tax-free YieldPlus funds. He joined the firm in 1997, and has worked in fixed-income asset management and research since 1982.

THE INVESTMENT ENVIRONMENT AND THE FUNDS

Oil prices hit highs never seen before, the Federal Reserve raised short-term interest rates to curb inflationary pressures, and GDP showed impressive growth. As expected in this type of economic environment, short/intermediate bonds went up in yield and down in price. What wasn't expected was how little these events affected long-term bonds, which traded in a narrow range throughout the six-month report period.

Early in the period, investors were heartened when oil prices dipped and major summer events--both political conventions and the Olympics in Greece--went off without any terrorism. Unfortunately, the brief respite in oil prices was short-lived. Strengthening global demand for oil, particularly in the Pacific Rim, and supply constraints in the wake of the Florida hurricanes, drove crude prices to record highs, above $50 per barrel in late October. After that crude prices backed off to the mid-$40 range, as supply concerns dissipated, but then spiked upwards again in mid-February.

The firming labor market, as well as steady gains in capital spending, kept the economic expansion on a self-sustaining path. The caution surrounding the economic outlook and geopolitical environment began to dissipate just prior to the beginning of the report period and firms, unable to continue boosting productivity by restraining hiring, added more than two million new jobs during 2004. Moreover, many leading indicators, such as the Institute for Supply Management's business

YIELDS OF MUNICIPAL SECURITIES: Effective Yields of Five-Year and 30-Year Municipal Bonds

[LINE GRAPH]

5-YEAR AAA GO BOND

30-YEAR BOND BUYER 40 INDEX

                                       30-YEAR
                      5-YEAR          BOND BUYER
                   AAA GO BOND         40 INDEX
28-Feb-95             5.01               6.47
28-Mar-95             4.83               6.40
28-Apr-95             4.84               6.43
28-May-95             4.48               6.04
28-Jun-95             4.57               6.37
28-Jul-95             4.40               6.38
28-Aug-95             4.31               6.30
28-Sep-95             4.30               6.23
28-Oct-95             4.23               5.99
28-Nov-95             4.15               5.74
28-Dec-95             4.14               5.65
28-Jan-96             4.09               5.70
28-Feb-96             4.09               5.99
28-Mar-96             4.38               6.44
28-Apr-96             4.49               6.50
28-May-96             4.64               6.45
28-Jun-96             4.61               6.26
28-Jul-96             4.56               6.18
28-Aug-96             4.57               6.21
28-Sep-96             4.48               6.00
28-Oct-96             4.40               5.94
28-Nov-96             4.18               5.73
28-Dec-96             4.25               5.87
28-Jan-97             4.41               6.02
28-Feb-97             4.34               5.96
28-Mar-97             4.61               6.26
28-Apr-97             4.67               6.15
28-May-97             4.60               5.88
28-Jun-97             4.41               5.79
28-Jul-97             4.10               5.38
28-Aug-97             4.34               5.73
28-Sep-97             4.21               5.61
28-Oct-97             4.16               5.59
28-Nov-97             4.17               5.50
28-Dec-97             4.06               5.35
28-Jan-98             4.04               5.30
28-Feb-98             4.03               5.44
28-Mar-98             4.09               5.46
28-Apr-98             4.23               5.68
28-May-98             4.09               5.34
28-Jun-98             4.10               5.36
28-Jul-98             4.07               5.41
28-Aug-98             3.87               5.19
28-Sep-98             3.77               5.09
28-Oct-98             3.70               5.34
28-Nov-98             3.73               5.25
28-Dec-98             3.77               5.34
28-Jan-99             3.63               5.21
28-Feb-99             3.70               5.33
28-Mar-99             3.86               5.39
28-Apr-99             3.80               5.47
28-May-99             4.00               5.62
28-Jun-99             4.39               5.91
28-Jul-99             4.31               5.94
28-Aug-99             4.39               6.21
28-Sep-99             4.45               6.31
28-Oct-99             4.62               6.53
28-Nov-99             4.55               6.42
28-Dec-99             4.72               6.55
28-Jan-00             4.94               6.68
28-Feb-00             4.94               6.43
28-Mar-00             4.85               6.09
28-Apr-00             4.95               6.21
28-May-00             5.11               6.46
28-Jun-00             4.80               6.02
28-Jul-00             4.62               5.84
28-Aug-00             4.47               5.75
28-Sep-00             4.54               5.93
28-Oct-00             4.49               5.80
28-Nov-00             4.46               5.79
28-Dec-00             4.23               5.40
28-Jan-01             3.85               5.37
28-Feb-01             3.82               5.39
28-Mar-01             3.75               5.39
28-Apr-01             3.95               5.77
28-May-01             3.79               5.61
28-Jun-01             3.74               5.57
28-Jul-01             3.59               5.33
28-Aug-01             3.38               5.11
28-Sep-01             3.31               5.31
28-Oct-01             3.14               5.26
28-Nov-01             3.44               5.45
28-Dec-01             3.76               5.64
28-Jan-02             3.45               5.45
28-Feb-02             3.29               5.33
28-Mar-02             3.95               5.71
28-Apr-02             3.46               5.47
28-May-02             3.40               5.53
28-Jun-02             3.19               5.40
28-Jul-02             2.93               5.27
28-Aug-02             2.83               5.14
28-Sep-02             2.53               4.67
28-Oct-02             2.91               5.09
28-Nov-02             2.92               5.29
28-Dec-02             2.59               4.99
28-Jan-03             2.55               5.14
28-Feb-03             2.37               4.97
28-Mar-03             2.50               4.91
28-Apr-03             2.44               4.84
28-May-03             2.12               4.84
28-Jun-03             2.17               4.66
28-Jul-03             2.83               5.45
28-Aug-03             2.82               5.45
28-Sep-03             2.30               4.90
28-Oct-03             2.52               5.01
28-Nov-03             2.48               5.01
28-Dec-03             2.45               4.80
28-Jan-04             2.39               4.73
28-Feb-04             2.19               4.73
28-Mar-04             2.38               4.59
28-Apr-04             2.88               5.22
28-May-04             3.14               5.22
28-Jun-04             3.15               5.35
28-Jul-04             3.01               5.35
28-Aug-04             2.68               4.87
28-Sep-04             2.61               4.79
28-Oct-04             2.66               4.73
28-Nov-04             2.87               4.97
28-Dec-04             2.79               4.72
28-Jan-05             2.85               4.47
28-Feb-05             2.93               4.54

AS THE FED RAISED SHORT-TERM INTEREST RATES, THE SPREAD TIGHTENED.

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.


                                                    Schwab Tax-Free Bond Funds 3

MANAGEMENT'S DISCUSSION continued

PERFORMANCE AT A GLANCE

Total return for the six months ended 2/28/05, except where noted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB TAX-FREE YIELDPLUS FUND(TM)
Total return for 12/16/04 - 2/28/05
Investor Shares...................     0.33%
Select Shares(R)..................     0.33%
Benchmark.........................     0.08%
Fund Category 1...................    -0.08%

Performance Details...............  page 7-8

SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM)............    -0.10%
Benchmark.........................    -0.13%
Fund Category 1...................     0.22%

Performance Details...............   page 10

SCHWAB LONG-TERM
TAX-FREE BOND FUND(TM)............     1.61%
Benchmark.........................     2.40%
Fund Category 1...................     2.29%

Performance Details...............   page 12

activity surveys suggested further improvement, while continuing claims for unemployment benefits remained near cyclical lows.

Consumer sentiment rebounded, the labor market continued to sustain consumer spending, and corporate liquidity remained positive. Though some adverse effects of high oil and commodity prices earlier in the year may have hampered growth and stirred inflationary pressures, strong productivity growth and slack in the economy have thus far kept a lid on inflation.

Amid signs of solidly expanding output and improved hiring, the Fed began to take the Fed funds rate higher. The rate was raised in June and August, as well as another four times since then, ending the report period at a still-moderate 2.50%. The moves have had a limited impact on overall economic growth, due primarily to the record-low level of rates from which the increases began.

The Fed's action led investors to expect that rates would continue to rise, causing the yield curve to flatten considerably at the front end: the 2-year Treasury Note increased about 1.20% during the period, while the 10-year Treasury Note declined about 0.26%. Fed chief Alan Greenspan called it a conundrum as to why in this type of economy longer rates on bond yields haven't gone up more. Other experts suggested that the slight inflation we're seeing remains contained, and the Fed won't let it get out of control.

MUNI YIELDS TRADED IN A RELATIVELY NARROW RANGE, WITH SHORT RATES TRENDING UPWARDS. The muni yield curve continued to flatten, with rates rising at the short end on the likelihood that there will be more interest rate hikes. Generally speaking, a flattening trend in the yield curve suggests that investors believe economic activity will slow, though the curve is still steep enough to suggest modest growth.

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

  Expenses may be partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

  A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income tax as well.

1 Source for category information: Morningstar, Inc.


4 Schwab Tax-Free Bond Funds

PERFORMANCE AT A GLANCE

Total return for the six months ended 2/28/05, except where noted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB CALIFORNIA TAX-FREE
YIELDPLUS FUND(TM)
Total return for 12/16/04 - 2/28/05
Investor Shares.................       0.22%
Select Shares...................       0.22%
Benchmark.......................       0.08%
Fund Category 1.................       0.07%

Performance Details.............  page 14-15

SCHWAB CALIFORNIA
SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM)..........       0.29%
Benchmark.......................      -0.13%
Fund Category 1.................       1.21%

Performance Details.............     page 17

SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND(TM)..........       2.60%
Benchmark.......................       2.40%
Fund Category 1.................       2.82%

Performance Details.............     page 19

Within this economic scenario, there were several unknowns, including the escalating price of oil, variable monthly employment numbers, and the direction that interest rates would take. We were of the opinion that interest rates would move higher and we managed our portfolios accordingly.

The Schwab Tax-Free YieldPlus Fund and the Schwab California Tax-Free YieldPlus Fund were launched on December 16, 2004. Performance numbers are since inception, not for the full six-month report period.

THE SCHWAB TAX-FREE YIELDPLUS FUND AND THE SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND beat their benchmark, the Lehman Brothers 1-Year Municipal Bond Index, for the period since inception. All the bonds purchased by the funds were investment grade. Our credit-research group, however, was able to find opportunities in the lower-rated end of the investment-grade spectrum and selected names that performed well in this economic environment. Furthermore, neither fund invested in securities that generate income subject to the AMT.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND AND SCHWAB LONG-TERM TAX-FREE BOND FUND had mixed results relative to their respective benchmarks. The long-term fund had positive returns, but fell short of its benchmark and the category average. The short/intermediate fund slightly beat its benchmark, lagged the category and was slightly down for the six-month period. We managed the funds conservatively, buying high-quality AA or better paper, including essential services such as water and sewer bonds. (Approximately 70% of the holdings in the funds were AA or higher.) We also kept the duration short-to-neutral relative to our peers.

THE SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND AND SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND beat their respective benchmarks, but fell short of the category averages. The positive performance relative to their benchmarks was partially due to the three major

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

  Expenses may be partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

  A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income tax as well.

1 Source for category information: Morningstar, Inc.


                                                    Schwab Tax-Free Bond Funds 5

      The muni yield curve continued to flatten, with rates rising at the short end on the likelihood that there will be more interest rate hikes.

credit-rating agencies upgrading their California ratings. The upgrades served to tighten the credit-quality spreads, which contributed to California's general obligation bonds outperforming their national counterparts. Similar to how we managed the national funds, these funds also were managed conservatively, and we kept the duration short-to-neutral relative to our peers. This approach also led us to buy essential services, such as water and sewer bonds.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

YIELD ADVANTAGE OF MUNIS OVER TREASURYS: For Five-Year Bonds; Tax Brackets Shown are the Highest Applicable

DEMAND WAS STRONG THROUGHOUT THE PERIOD, WITH MUNIS OUTPERFORMING TREASURYS. BY THE END OF THE PERIOD, THE SPREAD RELATIONSHIP BETWEEN MUNIS AND TREASURYS WAS AT A HISTORIC LOW.

This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax.

Data source: Bloomberg L.P.

[LINE GRAPH]

FEDERAL 35.0% BRACKET

FEDERAL/CA 41.70% BRACKET

                      FEDERAL          FEDERAL/CA
                   35.0% BRACKET     41.70% BRACKET
28-Feb-95              0.43               0.91
28-Mar-95              0.23               0.71
28-Apr-95              0.37               0.83
28-May-95              0.55               0.95
28-Jun-95              0.69               1.09
28-Jul-95              0.40               0.81
28-Aug-95              0.37               0.77
28-Sep-95              0.39               0.79
28-Oct-95              0.45               0.84
28-Nov-95              0.56               0.93
28-Dec-95              0.64               1.00
28-Jan-96              0.69               1.04
28-Feb-96              0.36               0.75
28-Mar-96              0.42               0.83
28-Apr-96              0.32               0.75
28-May-96              0.33               0.77
28-Jun-96              0.41               0.84
28-Jul-96              0.29               0.73
28-Aug-96              0.20               0.65
28-Sep-96              0.28               0.72
28-Oct-96              0.46               0.86
28-Nov-96              0.39               0.78
28-Dec-96              0.21               0.63
28-Jan-97              0.35               0.77
28-Feb-97              0.19               0.62
28-Mar-97              0.22               0.67
28-Apr-97              0.40               0.84
28-May-97              0.37               0.81
28-Jun-97              0.26               0.69
28-Jul-97              0.27               0.66
28-Aug-97              0.30               0.71
28-Sep-97              0.32               0.72
28-Oct-97              0.45               0.83
28-Nov-97              0.37               0.77
28-Dec-97              0.35               0.73
28-Jan-98              0.54               0.90
28-Feb-98              0.40               0.77
28-Mar-98              0.44               0.81
28-Apr-98              0.57               0.94
28-May-98              0.48               0.85
28-Jun-98              0.55               0.91
28-Jul-98              0.50               0.86
28-Aug-98              0.75               1.07
28-Sep-98              1.03               1.31
28-Oct-98              0.95               1.23
28-Nov-98              0.82               1.12
28-Dec-98              0.82               1.12
28-Jan-99              0.67               0.98
28-Feb-99              0.31               0.66
28-Mar-99              0.54               0.89
28-Apr-99              0.41               0.76
28-May-99              0.37               0.74
28-Jun-99              0.72               1.10
28-Jul-99              0.55               0.93
28-Aug-99              0.58               0.97
28-Sep-99              0.71               1.10
28-Oct-99              0.76               1.15
28-Nov-99              0.58               0.99
28-Dec-99              0.60               1.02
28-Jan-00              0.60               1.04
28-Feb-00              0.65               1.10
28-Mar-00              0.75               1.17
28-Apr-00              0.70               1.14
28-May-00              0.87               1.31
28-Jun-00              0.78               1.19
28-Jul-00              0.63               1.04
28-Aug-00              0.59               0.99
28-Sep-00              0.74               1.13
28-Oct-00              0.71               1.10
28-Nov-00              0.93               1.29
28-Dec-00              0.99               1.33
28-Jan-01              0.75               1.07
28-Feb-01              0.79               1.10
28-Mar-01              0.79               1.09
28-Apr-01              0.77               1.10
28-May-01              0.60               0.93
28-Jun-01              0.52               0.85
28-Jul-01              0.65               0.95
28-Aug-01              0.53               0.83
28-Sep-01              0.84               1.09
28-Oct-01              0.88               1.11
28-Nov-01              0.80               1.07
28-Dec-01              0.96               1.25
28-Jan-02              0.61               0.90
28-Feb-02              0.57               0.85
28-Mar-02              0.83               1.15
28-Apr-02              0.60               0.89
28-May-02              0.57               0.86
28-Jun-02              0.57               0.84
28-Jul-02              0.69               0.92
28-Aug-02              0.74               0.95
28-Sep-02              0.86               1.04
28-Oct-02              1.14               1.32
28-Nov-02              0.79               1.01
28-Dec-02              0.81               0.99
28-Jan-03              0.64               0.84
28-Feb-03              0.64               0.82
28-Mar-03              0.74               0.92
28-Apr-03              0.65               0.84
28-May-03              0.63               0.78
28-Jun-03              0.60               0.76
28-Jul-03              0.74               0.95
28-Aug-03              0.57               0.80
28-Sep-03              0.46               0.65
28-Oct-03              0.41               0.63
28-Nov-03              0.30               0.52
28-Dec-03              0.34               0.56
28-Jan-04              0.35               0.56
28-Feb-04              0.28               0.48
28-Mar-04              0.57               0.76
28-Apr-04              0.52               0.77
28-May-04              0.67               0.93
28-Jun-04              0.70               0.95
28-Jul-04              0.61               0.85
28-Aug-04              0.53               0.75
28-Sep-04              0.42               0.64
28-Oct-04              0.52               0.74
28-Nov-04              0.47               0.72
28-Dec-04              0.44               0.68
28-Jan-05              0.45               0.69
28-Feb-05              0.32               0.59


6 Schwab Tax-Free Bond Funds

SCHWAB TAX-FREE YIELDPLUS FUND(TM)

INVESTOR SHARES PERFORMANCE as of 2/28/05

TOTAL RETURNS 1, 2

This bar chart compares% performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]

                                          Benchmark:         Fund Category:
                              Fund:    LEHMAN BROTHERS        MORNINGSTAR
                            INVESTOR   1-YEAR MUNICIPAL    MUNICIPAL NATIONAL
                             SHARES       BOND INDEX     INTERMEDIATE/SHORT BOND
SINCE INCEPTION (12/16/04)    0.33%          0.08%               -0.08%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in its benchmark.

$10,033  INVESTOR SHARES

$10,008  LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                                       LEHMAN BROTHERS
                                      1-YEAR MUNICIPAL
                 INVESTOR SHARES         BOND INDEX
16-Dec-04            $10,000               $10,000
31-Dec-04            $10,018               $10,001
31-Jan-05            $10,026               $10,009
28-Feb-05            $10,033               $10,008

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                    Schwab Tax-Free Bond Funds 7

SCHWAB TAX-FREE YIELDPLUS FUND

SELECT SHARES(R) PERFORMANCE as of 2/28/05

TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

[BAR CHART]

                                          Benchmark:         Fund Category:
                              Fund:    LEHMAN BROTHERS        MORNINGSTAR
                             SELECT    1-YEAR MUNICIPAL    MUNICIPAL NATIONAL
                             SHARES       BOND INDEX     INTERMEDIATE/SHORT BOND
SINCE INCEPTION (12/16/04)    0.33%         0.08%                -0.08%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$50,167  SELECT SHARES

$50,038  LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                                             LEHMAN BROTHERS
                         SELECT              1-YEAR MUNICIPAL
                         SHARES                 BOND INDEX
16-Dec-04               $50,000                  $50,000
31-Dec-04               $50,091                  $50,005
31-Jan-05               $50,132                  $50,044
28-Feb-05               $50,167                  $50,038

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


8 Schwab Tax-Free Bond Funds

SCHWAB TAX-FREE YIELDPLUS FUND

FUND FACTS as of 2/28/05

STATISTICS

NUMBER OF HOLDINGS                                                          75
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
 Interest Rate Sensitivity                                                Short
 Credit Quality                                                           High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2
 Investor Shares                                                          2.24%
 Select Shares                                                            2.24%
--------------------------------------------------------------------------------
30-DAY SEC YIELD-NO WAIVER 3
 Investor Shares                                                          1.56%
 Select Shares                                                            1.71%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 4
 Investor Shares                                                          3.45%
 Select Shares                                                            3.45%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                0.9 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                0.8 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 5                                                   0%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT
 Investor Shares ($1,000 for retirement and custodial accounts)          $2,500
 Select Shares                                                           $50,000
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

17.1% VARIABLE-RATE DEMAND NOTES
16.8% REVENUE BONDS
16.5% PUT BONDS
12.7% TAX-EXEMPT COMMERCIAL PAPER
11.4% BOND ANTICIPATION NOTES
 5.7% VARIABLE-RATE TENDER OPTION BONDS
 5.6% TAX & REVENUE ANTICIPATION NOTES
 4.1% GENERAL OBLIGATION BONDS
 3.5% FIXED-RATE TENDER OPTION BONDS
 3.0% REVENUE ANTICIPATION NOTES
 3.6% OTHER

BY CREDIT QUALITY 6

[PIE CHART]

34.5% AAA
 7.8% AA
16.7% A
 6.2% BBB
34.6% SHORT-TERM RATINGS
 0.2% UNRATED SECURITIES

BY MATURITY

[PIE CHART]

50.8% 0-6 MONTHS
24.1% 7-18 MONTH
25.1% MORE THAN 18 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/05, and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Fund expenses have been waived by CSIM and Schwab and are guaranteed to be 0.00% from 12/16/04 (commencement of operations) through 5/01/05. The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Yield if fund expenses had not been absorbed by CSIM and Schwab.

4 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

5 Not annualized.

6 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                    Schwab Tax-Free Bond Funds 9

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND(TM)

PERFORMANCE as of 2/28/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                                  Benchmark:
                                LEHMAN BROTHERS         Fund Category:
                               3-YEAR MUNICIPAL          MORNINGSTAR
                   FUND           BOND INDEX        MUNICIPAL SHORT BOND
6 MONTHS          -0.10%           -0.13%                  0.22%
1 YEAR            -0.35%            0.15%                  0.09%
5 YEARS            4.58%            4.58%                  3.89%
10 YEARS           4.39%            4.73%                  3.97%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$15,379  FUND

$15,881  LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                                 LEHMAN BROTHERS
                                3-YEAR MUNICIPAL
                   FUND            BOND INDEX
28-Feb-95        $10,000            $10,000
31-Mar-95        $10,087            $10,090
30-Apr-95        $10,121            $10,124
31-May-95        $10,301            $10,278
30-Jun-95        $10,304            $10,303
31-Jul-95        $10,401            $10,412
31-Aug-95        $10,488            $10,494
30-Sep-95        $10,523            $10,523
31-Oct-95        $10,579            $10,574
30-Nov-95        $10,655            $10,641
31-Dec-95        $10,702            $10,686
31-Jan-96        $10,776            $10,769
29-Feb-96        $10,758            $10,771
31-Mar-96        $10,710            $10,746
30-Apr-96        $10,703            $10,759
31-May-96        $10,709            $10,768
30-Jun-96        $10,765            $10,833
31-Jul-96        $10,833            $10,892
31-Aug-96        $10,837            $10,909
30-Sep-96        $10,905            $10,975
31-Oct-96        $10,986            $11,052
30-Nov-96        $11,088            $11,155
31-Dec-96        $11,081            $11,160
31-Jan-97        $11,116            $11,210
28-Feb-97        $11,172            $11,264
31-Mar-97        $11,111            $11,206
30-Apr-97        $11,148            $11,254
31-May-97        $11,243            $11,345
30-Jun-97        $11,302            $11,412
31-Jul-97        $11,451            $11,548
31-Aug-97        $11,422            $11,525
30-Sep-97        $11,494            $11,608
31-Oct-97        $11,544            $11,659
30-Nov-97        $11,571            $11,693
31-Dec-97        $11,654            $11,772
31-Jan-98        $11,724            $11,850
28-Feb-98        $11,736            $11,875
31-Mar-98        $11,755            $11,894
30-Apr-98        $11,726            $11,877
31-May-98        $11,836            $11,988
30-Jun-98        $11,874            $12,028
31-Jul-98        $11,904            $12,072
31-Aug-98        $12,013            $12,189
30-Sep-98        $12,111            $12,267
31-Oct-98        $12,153            $12,326
30-Nov-98        $12,176            $12,355
31-Dec-98        $12,211            $12,385
31-Jan-99        $12,328            $12,498
28-Feb-99        $12,304            $12,511
31-Mar-99        $12,311            $12,523
30-Apr-99        $12,338            $12,561
31-May-99        $12,307            $12,544
30-Jun-99        $12,190            $12,469
31-Jul-99        $12,256            $12,530
31-Aug-99        $12,236            $12,545
30-Sep-99        $12,276            $12,592
31-Oct-99        $12,233            $12,594
30-Nov-99        $12,299            $12,649
31-Dec-99        $12,273            $12,629
31-Jan-00        $12,262            $12,652
29-Feb-00        $12,290            $12,691
31-Mar-00        $12,409            $12,756
30-Apr-00        $12,376            $12,758
31-May-00        $12,357            $12,771
30-Jun-00        $12,575            $12,933
31-Jul-00        $12,669            $13,038
31-Aug-00        $12,787            $13,137
30-Sep-00        $12,792            $13,141
31-Oct-00        $12,862            $13,215
30-Nov-00        $12,916            $13,268
31-Dec-00        $13,094            $13,416
31-Jan-01        $13,259            $13,619
28-Feb-01        $13,298            $13,672
31-Mar-01        $13,383            $13,768
30-Apr-01        $13,308            $13,747
31-May-01        $13,417            $13,872
30-Jun-01        $13,484            $13,934
31-Jul-01        $13,592            $14,047
31-Aug-01        $13,737            $14,193
30-Sep-01        $13,776            $14,264
31-Oct-01        $13,868            $14,357
30-Nov-01        $13,758            $14,313
31-Dec-01        $13,672            $14,298
31-Jan-02        $13,858            $14,480
28-Feb-02        $13,988            $14,588
31-Mar-02        $13,771            $14,371
30-Apr-02        $14,022            $14,582
31-May-02        $14,074            $14,667
30-Jun-02        $14,206            $14,793
31-Jul-02        $14,340            $14,908
31-Aug-02        $14,474            $15,004
30-Sep-02        $14,647            $15,122
31-Oct-02        $14,521            $15,039
30-Nov-02        $14,487            $15,044
31-Dec-02        $14,715            $15,260
31-Jan-03        $14,707            $15,309
28-Feb-03        $14,848            $15,407
31-Mar-03        $14,841            $15,389
30-Apr-03        $14,904            $15,430
31-May-03        $15,148            $15,549
30-Jun-03        $15,087            $15,524
31-Jul-03        $14,746            $15,384
31-Aug-03        $14,840            $15,463
30-Sep-03        $15,169            $15,695
31-Oct-03        $15,093            $15,621
30-Nov-03        $15,158            $15,637
31-Dec-03        $15,222            $15,670
31-Jan-04        $15,272            $15,724
29-Feb-04        $15,432            $15,858
31-Mar-04        $15,352            $15,815
30-Apr-04        $15,099            $15,656
31-May-04        $15,034            $15,594
30-Jun-04        $15,067            $15,623
31-Jul-04        $15,187            $15,737
31-Aug-04        $15,393            $15,902
30-Sep-04        $15,411            $15,919
31-Oct-04        $15,474            $15,964
30-Nov-04        $15,363            $15,887
31-Dec-04        $15,442            $15,949
31-Jan-05        $15,433            $15,928
28-Feb-05        $15,379            $15,881

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


10 Schwab Tax-Free Bond Funds

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS as of 2/28/05

STATISTICS

NUMBER OF HOLDINGS                                                         61
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
 Interest Rate Sensitivity                                                Short
 Credit Quality                                                           High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        2.31%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 3                                                3.55%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             2.67%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                               4.6 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                               3.2 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 4                                                  0%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                               $2,500
 ($1,000 for custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

55.0%  REVENUE BONDS
21.5%  GENERAL OBLIGATION BONDS
15.2%  CERTIFICATES OF PARTICIPATION
 4.9%  VARIABLE-RATE DEMAND NOTES
 2.1%  PUT BONDS
 1.1%  SPECIAL TAX BONDS
 0.2%  OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 5

[PIE CHART]

71.1%  AAA
14.8%  AA
10.8%  A
 1.7%  BBB
 1.6%  SHORT-TERM RATINGS OR
       UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 1.7%  0-6 MONTHS
43.2%  7-36 MONTH
24.7%  37-60 MONTHS
30.4%  MORE THAN 60 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/05 and is not a precise indication of risk or performance --past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

4 Not annualized.

5 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                   Schwab Tax-Free Bond Funds 11

SCHWAB LONG-TERM TAX-FREE BOND FUND(TM)

PERFORMANCE as of 2/28/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                             Benchmark:           Fund Category:
                          LEHMAN BROTHERS          MORNINGSTAR
                         GENERAL MUNICIPAL     MUNICIPAL NATIONAL
                FUND        BOND INDEX             LONG BOND
6 MONTHS        1.61%          2.40%                 2.29%
1 YEAR          2.02%          2.96%                 2.29%
5 YEARS         7.70%          7.17%                 6.35%
10 YEARS        6.17%          6.51%                 5.53%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$18,209  FUND

$18,800  LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                                     LEHMAN BROTHERS
                                    GENERAL MUNICIPAL
                      FUND             BOND INDEX
28-Feb-95            $10,000            $10,000
31-Mar-95            $10,117            $10,115
30-Apr-95            $10,090            $10,127
31-May-95            $10,472            $10,450
30-Jun-95            $10,311            $10,359
31-Jul-95            $10,400            $10,457
31-Aug-95            $10,518            $10,589
30-Sep-95            $10,593            $10,656
31-Oct-95            $10,764            $10,811
30-Nov-95            $10,933            $10,990
31-Dec-95            $11,063            $11,096
31-Jan-96            $11,106            $11,180
29-Feb-96            $11,001            $11,104
31-Mar-96            $10,865            $10,962
30-Apr-96            $10,824            $10,931
31-May-96            $10,817            $10,927
30-Jun-96            $10,969            $11,046
31-Jul-96            $11,070            $11,146
31-Aug-96            $11,030            $11,144
30-Sep-96            $11,229            $11,300
31-Oct-96            $11,377            $11,428
30-Nov-96            $11,588            $11,637
31-Dec-96            $11,525            $11,588
31-Jan-97            $11,508            $11,610
28-Feb-97            $11,618            $11,717
31-Mar-97            $11,411            $11,561
30-Apr-97            $11,551            $11,658
31-May-97            $11,737            $11,833
30-Jun-97            $11,864            $11,960
31-Jul-97            $12,242            $12,291
31-Aug-97            $12,062            $12,175
30-Sep-97            $12,237            $12,320
31-Oct-97            $12,323            $12,399
30-Nov-97            $12,429            $12,472
31-Dec-97            $12,660            $12,654
31-Jan-98            $12,790            $12,785
28-Feb-98            $12,766            $12,788
31-Mar-98            $12,798            $12,800
30-Apr-98            $12,730            $12,742
31-May-98            $12,960            $12,944
30-Jun-98            $13,009            $12,994
31-Jul-98            $13,051            $13,027
31-Aug-98            $13,245            $13,229
30-Sep-98            $13,401            $13,394
31-Oct-98            $13,380            $13,394
30-Nov-98            $13,428            $13,441
31-Dec-98            $13,436            $13,474
31-Jan-99            $13,594            $13,635
28-Feb-99            $13,504            $13,575
31-Mar-99            $13,536            $13,594
30-Apr-99            $13,550            $13,628
31-May-99            $13,406            $13,549
30-Jun-99            $13,096            $13,354
31-Jul-99            $13,100            $13,402
31-Aug-99            $12,802            $13,294
30-Sep-99            $12,740            $13,300
31-Oct-99            $12,452            $13,156
30-Nov-99            $12,642            $13,296
31-Dec-99            $12,459            $13,196
31-Jan-00            $12,357            $13,139
29-Feb-00            $12,562            $13,292
31-Mar-00            $12,993            $13,583
30-Apr-00            $12,864            $13,503
31-May-00            $12,738            $13,432
30-Jun-00            $13,186            $13,788
31-Jul-00            $13,388            $13,980
31-Aug-00            $13,643            $14,195
30-Sep-00            $13,510            $14,121
31-Oct-00            $13,729            $14,275
30-Nov-00            $13,891            $14,384
31-Dec-00            $14,399            $14,739
31-Jan-01            $14,424            $14,885
28-Feb-01            $14,461            $14,933
31-Mar-01            $14,590            $15,067
30-Apr-01            $14,385            $14,904
31-May-01            $14,527            $15,065
30-Jun-01            $14,652            $15,166
31-Jul-01            $14,891            $15,391
31-Aug-01            $15,182            $15,645
30-Sep-01            $15,081            $15,592
31-Oct-01            $15,292            $15,777
30-Nov-01            $15,164            $15,645
31-Dec-01            $14,945            $15,496
31-Jan-02            $15,245            $15,764
28-Feb-02            $15,425            $15,955
31-Mar-02            $15,129            $15,642
30-Apr-02            $15,431            $15,947
31-May-02            $15,532            $16,044
30-Jun-02            $15,689            $16,214
31-Jul-02            $15,909            $16,424
31-Aug-02            $16,129            $16,621
30-Sep-02            $16,535            $16,985
31-Oct-02            $16,299            $16,703
30-Nov-02            $16,223            $16,633
31-Dec-02            $16,576            $16,983
31-Jan-03            $16,550            $16,941
28-Feb-03            $16,792            $17,178
31-Mar-03            $16,862            $17,188
30-Apr-03            $16,992            $17,302
31-May-03            $17,408            $17,707
30-Jun-03            $17,297            $17,631
31-Jul-03            $16,662            $17,014
31-Aug-03            $16,784            $17,141
30-Sep-03            $17,312            $17,645
31-Oct-03            $17,203            $17,557
30-Nov-03            $17,368            $17,740
31-Dec-03            $17,490            $17,887
31-Jan-04            $17,594            $17,989
29-Feb-04            $17,849            $18,260
31-Mar-04            $17,796            $18,196
30-Apr-04            $17,400            $17,765
31-May-04            $17,350            $17,701
30-Jun-04            $17,405            $17,765
31-Jul-04            $17,607            $17,998
31-Aug-04            $17,921            $18,358
30-Sep-04            $18,009            $18,455
31-Oct-04            $18,149            $18,614
30-Nov-04            $18,000            $18,461
31-Dec-04            $18,188            $18,686
31-Jan-05            $18,297            $18,862
28-Feb-05            $18,209            $18,800

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


12 Schwab Tax-Free Bond Funds

SCHWAB LONG-TERM TAX-FREE BOND FUND

FUND FACTS as of 2/28/05

STATISTICS

NUMBER OF HOLDINGS                                                         53
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
 Interest Rate Sensitivity                                                Long
 Credit Quality                                                           High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                         3.78%
--------------------------------------------------------------------------------
30-DAY SEC YIELD-NO WAIVER 3                                               3.77%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 4                                                 5.82%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                              3.93%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                               11.9 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                5.3 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                              AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 5                                                     0%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                                $2,500
 ($1,000 for custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

64.6% REVENUE BONDS
21.4% GENERAL OBLIGATION BONDS
 6.5% VARIABLE-RATE DEMAND NOTES
 5.2% CERTIFICATES OF PARTICIPATION
 2.3% PUT BONDS

BY CREDIT QUALITY 6

[PIE CHART]

76.9% AAA
11.4% AA
10.4% A
 1.3% BBB

BY MATURITY

[PIE CHART]

 6.5% 0-1 YEAR
17.4% 2-10 YEARS
72.3% 11-20 YEARS
 3.8% 21-30 YEARS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/05 and is not a precise indication of risk or performance --past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Fund expenses have been partially absorbed by CSIM and Schwab. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

4 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

5 Not annualized.

6 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                   Schwab Tax-Free Bond Funds 13

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND(TM)

INVESTOR SHARES PERFORMANCE as of 2/28/05

TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]

                                          Benchmark:          Fund Category:
                              Fund:    LEHMAN BROTHERS         MORNINGSTAR
                            INVESTOR   1-YEAR MUNICIPAL    MUNICIPAL CALIFORNIA
                             SHARES       BOND INDEX     INTERMEDIATE/SHORT BOND
SINCE INCEPTION (12/16/04)    0.22%         0.08%                 0.07%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in its benchmark.

$10,022  INVESTOR SHARES

$10,008  LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                                       LEHMAN BROTHERS
                                      1-YEAR MUNICIPAL
                 INVESTOR SHARES         BOND INDEX
16-Dec-04            $10,000               $10,000
31-Dec-04            $10,008               $10,001
31-Jan-05            $10,026               $10,009
28-Feb-05            $10,022               $10,008

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


14 Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

SELECT SHARES(R) PERFORMANCE as of 2/28/05

TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

[BAR CHART]

                                         Benchmark:           Fund Category:
                              Fund:   LEHMAN BROTHERS          MORNINGSTAR
                             SELECT   1-YEAR MUNICIPAL     MUNICIPAL CALIFORNIA
                             SHARES      BOND INDEX      INTERMEDIATE/SHORT BOND
SINCE INCEPTION (12/16/04)    0.22%        0.08%                  0.07%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$50,109  SELECT SHARES

$50,038  LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]


                                       LEHMAN BROTHERS
                    SELECT            1-YEAR MUNICIPAL
                    SHARES              BOND INDEX
16-Dec-04           $50,000               $50,000
31-Dec-04           $50,040               $50,005
31-Jan-05           $50,128               $50,044
28-Feb-05           $50,109               $50,038

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                   Schwab Tax-Free Bond Funds 15

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

FUND FACTS as of 2/28/05

STATISTICS

NUMBER OF HOLDINGS                                                         75
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
 Interest Rate Sensitivity                                                Short
 Credit Quality                                                            High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2
 Investor Shares                                                          2.22%
 Select Shares                                                            2.22%
--------------------------------------------------------------------------------
30-DAY SEC YIELD-NO WAIVER 3
 Investor Shares                                                          1.57%
 Select Shares                                                            1.72%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 4
 Investor Shares                                                          3.81%
 Select Shares                                                            3.81%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                1.2 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                0.9 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 5                                                  3%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT
 Investor Shares ($1,000 for retirement and custodial accounts)          $2,500
 Select Shares                                                           $50,000
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

33.4% VARIABLE-RATE DEMAND NOTES
24.3% REVENUE BONDS
20.0% PUT BONDS
10.2% TAX-EXEMPT COMMERCIAL PAPER
 3.8% TAX & REVENUE ANTICIPATION NOTES
 3.5% CERTIFICATES OF PARTICIPATION
 1.9% REVENUE ANTICIPATION NOTES
 1.8% VARIABLE-RATE TENDER OPTION BONDS
 1.1% GENERAL OBLIGATION BONDS

BY CREDIT QUALITY 6

[PIE CHART]

32.1% AAA
36.8% AA
13.0% A
 2.1% BBB
16.0% SHORT-TERM RATINGS

BY MATURITY

[PIE CHART]

54.8% 0-6 MONTHS
 4.2% 7-18 MONTH
21.3% 19-30 MONTHS
19.7% MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/05, and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Fund expenses have been waived by CSIM and Schwab and are guaranteed to be 0.00% from 12/16/04 (commencement of operations) through 5/01/05. The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Yield if fund expenses had not been absorbed by CSIM and Schwab.

4 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.70%). Your tax rate may be different.

5 Not annualized.

6 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


16 Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM)

PERFORMANCE as of 2/28/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                        Benchmark:            Fund Category:
                     LEHMAN BROTHERS           MORNINGSTAR
                     3-YEAR MUNICIPAL      MUNICIPAL CALIFORNIA
            FUND        BOND INDEX       INTERMEDIATE/SHORT BOND
6 MONTHS    0.29%        -0.13%                  1.21%
1 YEAR      0.38%         0.15%                  1.15%
5 YEARS     4.39%         4.58%                  5.21%
10 YEARS    4.49%         4.73%                  5.01%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$15,516  FUND

$15,881  LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                             LEHMAN BROTHERS
                            3-YEAR MUNICIPAL
                 FUND          BOND INDEX
28-Feb-95       $10,000         $10,000
31-Mar-95       $10,090         $10,090
30-Apr-95       $10,106         $10,124
31-May-95       $10,308         $10,278
30-Jun-95       $10,291         $10,303
31-Jul-95       $10,402         $10,412
31-Aug-95       $10,502         $10,494
30-Sep-95       $10,559         $10,523
31-Oct-95       $10,639         $10,574
30-Nov-95       $10,717         $10,641
31-Dec-95       $10,755         $10,686
31-Jan-96       $10,822         $10,769
29-Feb-96       $10,814         $10,771
31-Mar-96       $10,766         $10,746
30-Apr-96       $10,783         $10,759
31-May-96       $10,789         $10,768
30-Jun-96       $10,847         $10,833
31-Jul-96       $10,917         $10,892
31-Aug-96       $10,933         $10,909
30-Sep-96       $11,004         $10,975
31-Oct-96       $11,077         $11,052
30-Nov-96       $11,180         $11,155
31-Dec-96       $11,175         $11,160
31-Jan-97       $11,212         $11,210
28-Feb-97       $11,270         $11,264
31-Mar-97       $11,199         $11,206
30-Apr-97       $11,249         $11,254
31-May-97       $11,345         $11,345
30-Jun-97       $11,417         $11,412
31-Jul-97       $11,558         $11,548
31-Aug-97       $11,540         $11,525
30-Sep-97       $11,612         $11,608
31-Oct-97       $11,641         $11,659
30-Nov-97       $11,680         $11,693
31-Dec-97       $11,755         $11,772
31-Jan-98       $11,838         $11,850
28-Feb-98       $11,862         $11,875
31-Mar-98       $11,870         $11,894
30-Apr-98       $11,839         $11,877
31-May-98       $11,939         $11,988
30-Jun-98       $11,966         $12,028
31-Jul-98       $12,030         $12,072
31-Aug-98       $12,138         $12,189
30-Sep-98       $12,247         $12,267
31-Oct-98       $12,275         $12,326
30-Nov-98       $12,312         $12,355
31-Dec-98       $12,322         $12,385
31-Jan-99       $12,429         $12,498
28-Feb-99       $12,429         $12,511
31-Mar-99       $12,447         $12,523
30-Apr-99       $12,461         $12,561
31-May-99       $12,441         $12,544
30-Jun-99       $12,345         $12,469
31-Jul-99       $12,410         $12,530
31-Aug-99       $12,400         $12,545
30-Sep-99       $12,463         $12,592
31-Oct-99       $12,417         $12,594
30-Nov-99       $12,480         $12,649
31-Dec-99       $12,403         $12,629
31-Jan-00       $12,465         $12,652
29-Feb-00       $12,515         $12,691
31-Mar-00       $12,622         $12,756
30-Apr-00       $12,561         $12,758
31-May-00       $12,604         $12,771
30-Jun-00       $12,796         $12,933
31-Jul-00       $12,929         $13,038
31-Aug-00       $13,060         $13,137
30-Sep-00       $13,025         $13,141
31-Oct-00       $13,107         $13,215
30-Nov-00       $13,149         $13,268
31-Dec-00       $13,302         $13,416
31-Jan-01       $13,509         $13,619
28-Feb-01       $13,509         $13,672
31-Mar-01       $13,570         $13,768
30-Apr-01       $13,443         $13,747
31-May-01       $13,606         $13,872
30-Jun-01       $13,673         $13,934
31-Jul-01       $13,807         $14,047
31-Aug-01       $13,967         $14,193
30-Sep-01       $13,966         $14,264
31-Oct-01       $14,085         $14,357
30-Nov-01       $14,015         $14,313
31-Dec-01       $13,953         $14,298
31-Jan-02       $14,113         $14,480
28-Feb-02       $14,203         $14,588
31-Mar-02       $13,986         $14,371
30-Apr-02       $14,188         $14,582
31-May-02       $14,284         $14,667
30-Jun-02       $14,377         $14,793
31-Jul-02       $14,484         $14,908
31-Aug-02       $14,619         $15,004
30-Sep-02       $14,820         $15,122
31-Oct-02       $14,598         $15,039
30-Nov-02       $14,606         $15,044
31-Dec-02       $14,809         $15,260
31-Jan-03       $14,792         $15,309
28-Feb-03       $14,908         $15,407
31-Mar-03       $14,917         $15,389
30-Apr-03       $14,981         $15,430
31-May-03       $15,174         $15,549
30-Jun-03       $15,098         $15,524
31-Jul-03       $14,840         $15,384
31-Aug-03       $14,936         $15,463
30-Sep-03       $15,213         $15,695
31-Oct-03       $15,153         $15,621
30-Nov-03       $15,190         $15,637
31-Dec-03       $15,257         $15,670
31-Jan-04       $15,308         $15,724
29-Feb-04       $15,457         $15,858
31-Mar-04       $15,396         $15,815
30-Apr-04       $15,158         $15,656
31-May-04       $15,110         $15,594
30-Jun-04       $15,176         $15,623
31-Jul-04       $15,286         $15,737
31-Aug-04       $15,472         $15,902
30-Sep-04       $15,478         $15,919
31-Oct-04       $15,533         $15,964
30-Nov-04       $15,455         $15,887
31-Dec-04       $15,554         $15,949
31-Jan-05       $15,595         $15,928
28-Feb-05       $15,516         $15,881

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                   Schwab Tax-Free Bond Funds 17

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS as of 2/28/05

STATISTICS

NUMBER OF HOLDINGS                                                         62
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
 Interest Rate Sensitivity                                                Short
 Credit Quality                                                           High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        2.44%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 3                                                4.19%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             3.03%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                               4.3 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                               3.1 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 4                                                  0%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                               $2,500
 ($1,000 for custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

61.5% REVENUE BONDS
16.1% GENERAL OBLIGATION BONDS
14.1% CERTIFICATES OF PARTICIPATION
 4.5% PUT BONDS
 3.6% TAX ALLOCATION BONDS
 0.2% VARIABLE-RATE DEMAND NOTES

BY CREDIT QUALITY 5

[PIE CHART]

68.8% AAA
12.2% AA
16.3% A
 2.7% BBB

BY MATURITY

[PIE CHART]

 9.6% 0-6 MONTHS
22.1% 7-36 MONTH
23.1% 37-60 MONTHS
45.2% MORE THAN 60 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/05 and is not a precise indication of risk or performance --past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.70%). Your tax rate may be different.

4 Not annualized.

5 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


18 Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND(TM)

PERFORMANCE as of 2/28/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                                Benchmark:            Fund Category:
                             LEHMAN BROTHERS            MORNINGSTAR
                            GENERAL MUNICIPAL       MUNICIPAL NATIONAL
                FUND           BOND INDEX               LONG BOND
6 MONTHS        2.60%             2.40%                    2.82%
1 YEAR          3.44%             2.96%                    2.90%
5 YEARS         7.44%             7.17%                    6.55%
10 YEARS        6.32%             6.51%                    5.78%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$18,468  FUND

$18,800  LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                                      LEHMAN BROTHERS
                                     GENERAL MUNICIPAL
                      FUND              BOND INDEX
28-Feb-95           $10,000              $10,000
31-Mar-95           $10,097              $10,115
30-Apr-95           $10,091              $10,127
31-May-95           $10,431              $10,450
30-Jun-95           $10,259              $10,359
31-Jul-95           $10,317              $10,457
31-Aug-95           $10,464              $10,589
30-Sep-95           $10,551              $10,656
31-Oct-95           $10,759              $10,811
30-Nov-95           $10,986              $10,990
31-Dec-95           $11,135              $11,096
31-Jan-96           $11,212              $11,180
29-Feb-96           $11,113              $11,104
31-Mar-96           $10,928              $10,962
30-Apr-96           $10,874              $10,931
31-May-96           $10,882              $10,927
30-Jun-96           $11,021              $11,046
31-Jul-96           $11,143              $11,146
31-Aug-96           $11,137              $11,144
30-Sep-96           $11,322              $11,300
31-Oct-96           $11,446              $11,428
30-Nov-96           $11,684              $11,637
31-Dec-96           $11,617              $11,588
31-Jan-97           $11,626              $11,610
28-Feb-97           $11,736              $11,717
31-Mar-97           $11,529              $11,561
30-Apr-97           $11,644              $11,658
31-May-97           $11,859              $11,833
30-Jun-97           $11,961              $11,960
31-Jul-97           $12,416              $12,291
31-Aug-97           $12,246              $12,175
30-Sep-97           $12,406              $12,320
31-Oct-97           $12,492              $12,399
30-Nov-97           $12,586              $12,472
31-Dec-97           $12,783              $12,654
31-Jan-98           $12,947              $12,785
28-Feb-98           $12,937              $12,788
31-Mar-98           $12,915              $12,800
30-Apr-98           $12,852              $12,742
31-May-98           $13,077              $12,944
30-Jun-98           $13,114              $12,994
31-Jul-98           $13,131              $13,027
31-Aug-98           $13,343              $13,229
30-Sep-98           $13,538              $13,394
31-Oct-98           $13,532              $13,394
30-Nov-98           $13,606              $13,441
31-Dec-98           $13,603              $13,474
31-Jan-99           $13,748              $13,635
28-Feb-99           $13,702              $13,575
31-Mar-99           $13,736              $13,594
30-Apr-99           $13,728              $13,628
31-May-99           $13,605              $13,549
30-Jun-99           $13,370              $13,354
31-Jul-99           $13,353              $13,402
31-Aug-99           $13,131              $13,294
30-Sep-99           $13,123              $13,300
31-Oct-99           $12,815              $13,156
30-Nov-99           $12,978              $13,296
31-Dec-99           $12,769              $13,196
31-Jan-00           $12,639              $13,139
29-Feb-00           $12,891              $13,292
31-Mar-00           $13,326              $13,583
30-Apr-00           $13,169              $13,503
31-May-00           $13,115              $13,432
30-Jun-00           $13,549              $13,788
31-Jul-00           $13,787              $13,980
31-Aug-00           $14,137              $14,195
30-Sep-00           $14,079              $14,121
31-Oct-00           $14,190              $14,275
30-Nov-00           $14,338              $14,384
31-Dec-00           $14,712              $14,739
31-Jan-01           $14,795              $14,885
28-Feb-01           $14,823              $14,933
31-Mar-01           $14,941              $15,067
30-Apr-01           $14,684              $14,904
31-May-01           $14,865              $15,065
30-Jun-01           $14,924              $15,166
31-Jul-01           $15,212              $15,391
31-Aug-01           $15,606              $15,645
30-Sep-01           $15,513              $15,592
31-Oct-01           $15,706              $15,777
30-Nov-01           $15,627              $15,645
31-Dec-01           $15,436              $15,496
31-Jan-02           $15,647              $15,764
28-Feb-02           $15,810              $15,955
31-Mar-02           $15,448              $15,642
30-Apr-02           $15,715              $15,947
31-May-02           $15,819              $16,044
30-Jun-02           $15,949              $16,214
31-Jul-02           $16,165              $16,424
31-Aug-02           $16,407              $16,621
30-Sep-02           $16,872              $16,985
31-Oct-02           $16,426              $16,703
30-Nov-02           $16,370              $16,633
31-Dec-02           $16,699              $16,983
31-Jan-03           $16,623              $16,941
28-Feb-03           $16,920              $17,178
31-Mar-03           $16,935              $17,188
30-Apr-03           $17,092              $17,302
31-May-03           $17,538              $17,707
30-Jun-03           $17,379              $17,631
31-Jul-03           $16,716              $17,014
31-Aug-03           $16,767              $17,141
30-Sep-03           $17,207              $17,645
31-Oct-03           $17,135              $17,557
30-Nov-03           $17,314              $17,740
31-Dec-03           $17,480              $17,887
31-Jan-04           $17,558              $17,989
29-Feb-04           $17,854              $18,260
31-Mar-04           $17,782              $18,196
30-Apr-04           $17,377              $17,765
31-May-04           $17,291              $17,701
30-Jun-04           $17,397              $17,765
31-Jul-04           $17,614              $17,998
31-Aug-04           $18,001              $18,358
30-Sep-04           $18,138              $18,455
31-Oct-04           $18,295              $18,614
30-Nov-04           $18,143              $18,461
31-Dec-04           $18,358              $18,686
31-Jan-05           $18,548              $18,862
28-Feb-05           $18,468              $18,800

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                   Schwab Tax-Free Bond Funds 19

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

FUND FACTS as of 2/28/05

STATISTICS

NUMBER OF HOLDINGS                                                        78
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
 Interest Rate Sensitivity                                               Long
 Credit Quality                                                          High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                       4.16%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 3                                               7.14%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                            4.24%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                              15.7 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                               6.2 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 4                                                  0%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                               $2,500
 ($1,000 for custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

69.6% REVENUE BONDS
11.4% CERTIFICATES OF PARTICIPATION
 7.0% GENERAL OBLIGATION BONDS
 5.6% TAX ALLOCATION BONDS
 3.6% VARIABLE-RATE DEMAND NOTES
 1.7% SPECIAL TAX BONDS
 1.1% PUT BONDS

BY CREDIT QUALITY 5

[PIE CHART]

59.3% AAA
 4.4% AA
15.7% A
20.6% BBB

BY MATURITY

[PIE CHART]

 5.4% 0-1 YEAR
12.6% 2-10 YEARS
56.6% 11-20 YEARS
23.0% 21-30 YEARS
 2.4% MORE THAN 30 YEARS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/05 and is not a precise indication of risk or performance --past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.70%). Your tax rate may be different.

4 Portfolio turnover rate is less than 1.00%. Not annualized.

5 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


20 Schwab Tax-Free Bond Funds

FUND EXPENSES

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning September 1, 2004 and held through February 28, 2005, unless noted otherwise.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's or share class' actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                          ENDING
                                                        BEGINNING      ACCOUNT VALUE         EXPENSES
                                     EXPENSE RATIO 1  ACCOUNT VALUE  (Net of Expenses)  PAID DURING PERIOD
                                      (Annualized)      at 9/1/04       at 2/28/05        9/1/04-2/28/05
----------------------------------------------------------------------------------------------------------
SCHWAB TAX-FREE YIELDPLUS FUND(TM)

Investor Shares
 Actual Return                           0.00%           $1,000          $1,003.30            $0.00 2
 Hypothetical 5% Return                  0.00%           $1,000          $1,010.27            $0.00 2

Select Shares(R)
 Actual Return                           0.00%           $1,000          $1,003.30            $0.00 2
 Hypothetical 5% Return                  0.00%           $1,000          $1,010.27            $0.00 2
----------------------------------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM)

 Actual Return                           0.63%           $1,000            $999.00            $3.12 3
 Hypothetical 5% Return                  0.63%           $1,000          $1,021.67            $3.16 3
----------------------------------------------------------------------------------------------------------
SCHWAB LONG-TERM
TAX-FREE BOND FUND(TM)

 Actual Return                           0.65%           $1,000          $1,016.10            $3.25 3
 Hypothetical 5% Return                  0.65%           $1,000          $1,021.57            $3.26 3

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Schwab and the investment adviser have guaranteed that "annual operating expenses" (excluding interest, taxes, and certain non-routine expense) of Investor Shares and Select Shares will equal 0.00% from 12/16/04 (commencement of operations) through 5/01/05.

3 Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.


                                                   Schwab Tax-Free Bond Funds 21

FUND EXPENSES continued

                                                                              ENDING
                                                            BEGINNING      ACCOUNT VALUE         EXPENSES
                                        EXPENSE RATIO 1   ACCOUNT VALUE  (Net of Expenses)  PAID DURING PERIOD
                                          (Annualized)      at 9/1/04       at 2/28/05        9/1/04-2/28/05
--------------------------------------------------------------------------------------------------------------
SCHWAB CALIFORNIA TAX-FREE
YIELDPLUS FUND(TM)

Investor Shares
 Actual Return                               0.00%           $1,000          $1,002.20            $0.00 2
 Hypothetical 5% Return                      0.00%           $1,000          $1,010.27            $0.00 2

Select Shares(R)
 Actual Return                               0.00%           $1,000          $1,002.20            $0.00 2
 Hypothetical 5% Return                      0.00%           $1,000          $1,010.27            $0.00 2
--------------------------------------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/
INTERMEDIATE TAX-FREE BOND FUND(TM)

 Actual Return                               0.61%           $1,000          $1,002.90            $3.03 3
 Hypothetical 5% Return                      0.61%           $1,000          $1,021.77            $3.06 3
--------------------------------------------------------------------------------------------------------------
SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND(TM)

 Actual Return                               0.61%           $1,000          $1,026.00            $3.06 3
 Hypothetical 5% Return                      0.61%           $1,000          $1,021.77            $3.06 3

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Schwab and the investment adviser have guaranteed that "annual operating expenses" (excluding interest, taxes, and certain non-routine expense) of Investor Shares and Select Shares will equal 0.00% from 12/16/04 (commencement of operations) through 5/01/05.

3 Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.


22 Schwab Tax-Free Bond Funds

SCHWAB TAX-FREE YIELDPLUS FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                             12/16/04 1-
INVESTOR SHARES                               2/28/05*
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period         10.00
                                             -----------------------------------
  Income from investment operations:
  Net investment income                         0.04
  Net realized and unrealized losses           (0.01)
                                             -----------------------------------
  Total income from investment operations       0.03
Less distributions:
  Dividends from net investment income         (0.04)
                                             -----------------------------------
Net asset value at end of period                9.99
                                             -----------------------------------
Total return (%)                                0.33 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                          --
  Gross operating expenses                      0.71 3
  Net investment income                         2.26 3
Portfolio turnover rate                           --
Net assets, end of period ($ x 1,000,000)         23

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                                         See financial notes. 23

SCHWAB TAX-FREE YIELDPLUS FUND

                                               12/16/04 1-
SELECT SHARES                                   2/28/05*
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period           10.00
                                               ---------------------------------
Income from investment operations:
  Net investment income                           0.04
  Net realized and unrealized losses             (0.01)
                                               ---------------------------------
  Total income from investment operations         0.03
Less distributions:
  Dividends from net investment income           (0.04)
                                               ---------------------------------
Net asset value at end of period                  9.99
                                               ---------------------------------
Total return (%)                                  0.33 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                            --
  Gross operating expenses                        0.57 3
  Net investment income                           2.26 3
Portfolio turnover rate                             --
Net assets, end of period ($ x 1,000,000)          298

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.


24 See financial notes.

SCHWAB TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS as of February 28, 2005, unaudited

This section shows all the securities in the fund's portfolio and their value, as of the report date.

Beginning with the fiscal quarter ended May 31, 2005, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q will be available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

+ Credit-enhanced security

~ Liquidity-enhanced security

= Delayed-delivery security

@ All or a portion of this security is held as collateral for futures contracts and delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                           COST          VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
105.6%   MUNICIPAL BONDS                                  340,019       339,480

  0.1%   OTHER INVESTMENT
         COMPANIES                                            219           219
--------------------------------------------------------------------------------
105.7%   TOTAL INVESTMENTS                                340,238       339,699

(5.7)%   OTHER ASSETS AND
         LIABILITIES                                                    (18,240)
--------------------------------------------------------------------------------
100.0%   NET ASSETS                                                     321,459

     ISSUER
     PROJECT                                                                   MATURITY   FACE AMOUNT       VALUE
       TYPE OF SECURITY, SERIES                                     RATE         DATE     ($ x 1,000)    ($ x 1,000)
     MUNICIPAL BONDS 105.6% of net assets

     FIXED-RATE OBLIGATIONS  81.4%
     ---------------------------------------------------------------------------------------------------------------
     ALABAMA 3.3%

  += HUNTSVILLE HEALTH CARE AUTHORITY
        Revenue Bonds, Series 2005A                                 5.00%      03/03/08        10,000         10,540

     ARIZONA 2.1%

     PHOENIX CIVIC IMPROVEMENT CORP.
     Wastewater System
        Refunding Revenue Bonds, Series 2004B                       5.00%      07/01/07         4,000          4,208

     PINAL COUNTY
        Certificates of Participation, Series 2004                  4.00%      12/01/06         1,435          1,462
        Certificates of Participation, Series 2004                  4.00%      12/01/07         1,150          1,177
                                                                                                         -----------
                                                                                                               6,847
     CALIFORNIA 19.9%

     CALIFORNIA STATE
        Revenue Anticipation Notes, Series 2004-05A                 3.00%      06/30/05         7,000          7,021
   +    Various Purpose General Obligation Bonds                    8.00%      11/01/07         3,000          3,253


                                                         See financial notes. 25

SCHWAB TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

     ISSUER
     PROJECT                                                                   MATURITY   FACE AMOUNT       VALUE
       TYPE OF SECURITY, SERIES                                     RATE         DATE     ($ x 1,000)    ($ x 1,000)
     CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
     Southern California Edison Co.
        Pollution Control Refunding Revenue Bonds,
        Series 1985C                                                2.00%      03/01/06         7,000          6,939
        Pollution Control Refunding Revenue Bonds,
        Series 1986C                                                2.00%      03/01/06         2,400          2,379

   + CALIFORNIA SCHOOL CASH RESERVE PROGRAM AUTHORITY
        Pool Bonds, Series 2004A                                    3.00%      07/06/05         7,000          7,021

     CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
     Kaiser Permanente
        Revenue Bonds, Series 2001A                                 2.55%      01/04/07         8,500          8,444

     LONG BEACH AQUARIUM OF THE PACIFIC
        Revenue Bonds, Series 1995A                                 6.10%      07/01/05         4,500          4,648

     LOS ANGELES COUNTY
        Tax & Revenue Anticipation Notes, Series 2004-05A           3.00%      06/30/05         7,000          7,021

   + ORANGE COUNTY CALIFORNIA TRANSPORTATION AUTHORITY
        Sales Tax Revenue Commercial Paper Notes                    2.04%      04/12/05        10,000         10,000

     SANTA CLARA VALLEY TRANSPORTATION AUTHORITY
     Measure A
   +    Sales Tax Revenue Bonds, Series 2003                        4.00%      10/02/06         3,000          3,064
   +    Sales Tax Revenue Bonds, Series 2004B                       5.00%      10/02/06         4,000          4,146
                                                                                                         -----------
                                                                                                              63,936
     COLORADO 0.7%

     CENTRAL COLORADO WATER CONSERVANCY DISTRICT
     Well Augmentation Subdistrict
        Limited Tax General Obligation Notes, Series 2005           3.88%      03/01/07           750            749

     COLORADO HEALTH FACILITIES AUTHORITY
     Evangelical Lutheran Good Samaritan Society
        Health Facilities Revenue Bonds, Series 2000                6.00%      12/01/06         1,365          1,400
                                                                                                         -----------
                                                                                                               2,149
     DISTRICT OF COLUMBIA 1.2%

   + WASHINGTON DC METRO AREA TRANSIT AUTHORITY
        Gross Revenue Transit Bonds, Series 2003B                   4.00%      07/01/05         3,870          3,893

     FLORIDA 4.2%

     ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
     Ascension Health Credit Group
        Revenue Bonds, Series 2003A                                 5.00%      11/15/07         1,500          1,583

  +~ FLORIDA DEPT OF TRANSPORTATION
        Turnpike Revenue Bonds, Series 2000A                        1.30%      04/29/05        11,820         11,820
                                                                                                         -----------
                                                                                                              13,403
     ILLINOIS 1.5%

     ILLINOIS HEALTH FACILITIES AUTHORITY
     Advocate Health Care Network
        Revenue Bonds, Series 2003B                                 2.30%      01/04/06         5,000          4,993


26 See financial notes.

SCHWAB TAX-FREE YIELDPLUS FUND

     ISSUER
     PROJECT                                                                   MATURITY   FACE AMOUNT       VALUE
       TYPE OF SECURITY, SERIES                                     RATE         DATE     ($ x 1,000)    ($ x 1,000)

     INDIANA 2.0%

     INDIANA HEALTH FACILITY FINANCING AUTHORITY
     Ascension Health Subordinate Credit Group
        Revenue Bonds, Series 2005 A-3                              5.00%      05/01/08         6,000          6,324

     LOUISIANA 0.3%

     CALCASIEU PARISH INDUSTRIAL DEVELOPMENT BOARD, INC.
     Occidental Petroleum Corp.
        Pollution Control Refunding Revenue Bonds, Series 2001      4.80%      12/01/06         1,000          1,032

     MASSACHUSETTS 13.3%

     DUXBURY
        Bond Anticipation Notes                                     3.25%      01/13/06         8,000          8,053

     FALL RIVER
        Bond Anticipation Notes                                     3.00%      07/28/05        10,000         10,025

     LAWRENCE
        School Bond Anticipation Notes                              3.25%      12/22/05         5,000          5,031

     MASSACHUSETTS
     Consolidated Loan of 1992
   +    General Obligation Bonds, Series D                          8.00%      05/01/06         1,820          1,890
        General Obligation Bonds, Series D                          6.00%      05/01/08         2,320          2,533

     MASSACHUSETTS HEALTH & EDUCATIONAL FACILITIES AUTHORITY
     Caritas Christi Obligated Group
        Revenue Bonds, Series A                                     5.25%      07/01/07         5,960          6,191

   + MASSACHUSETTS WATER RESOURCES AUTHORITY
        Commercial Paper Notes, Series 1994                         2.00%      04/05/05         9,000          9,000
                                                                                                         -----------
                                                                                                              42,723
     NEW HAMPSHIRE 2.2%

     MERRIMACK COUNTY
        Tax Anticipation Notes, Series 2005                         3.35%      12/28/05         7,000          7,031

     NEW JERSEY 7.6%

     HAMMONTON
        Bond Anticipation Notes                                     3.00%      01/12/06         5,000          5,017

     JERSEY CITY
        School Promissory Notes, Series 2005A                       3.25%      02/24/06         6,000          6,044

   + NEW JERSEY HEALTH CARE FACILITIES FINANCING AUTHORITY
     St. Clare's Hospital
        Refunding Revenue Bonds, Series 2004B                       5.00%      07/01/08         2,085          2,223

  +@ NEW JERSEY TRANSIT CORP.
        Capital Grant Anticipation Notes, Series 2000B              5.75%      02/01/07         2,000          2,114

     NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY
        Transportation System Bonds, Series 2005B                   5.00%      12/15/07         4,870          5,146

     SPARTA TOWNSHIP
        Bond Anticipation Notes                                     3.00%      01/13/06         3,767          3,781
                                                                                                         -----------
                                                                                                              24,325


                                                         27 See financial notes.

SCHWAB TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

     ISSUER
     PROJECT                                                                   MATURITY   FACE AMOUNT       VALUE
       TYPE OF SECURITY, SERIES                                     RATE         DATE     ($ x 1,000)    ($ x 1,000)

     NEW MEXICO 1.5%

     FARMINGTON
     Public Service Co. of NM - San Juan & Four Corners
         Pollution Control Refunding Revenue Bonds,
         Series 2003B                                               2.10%      04/01/06         5,000          4,943

     NEW YORK 8.9%

     BOARD OF COOPERATIVE EDUCATION SERVICES
     (Cattaraugus, Allegany, Erie & Wyoming Counties)
         Revenue Anticipation Notes, Series 2005                    3.50%      12/30/05         3,000          3,025

     METROPOLITAN TRANSPORTATION AUTHORITY
     Commuter Facilities
         Service Contract Bonds, Series 1987-3                      7.38%      07/01/08         1,840          1,993

     NEW YORK CITY
         General Obligation Bonds, Series Fiscal 2002E              5.00%      08/01/06         6,215          6,418

     NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
   ~     Commercial Paper Notes, Series One                         1.80%      03/08/05         8,000          8,000

     NEW YORK STATE URBAN DEVELOPMENT CORP.
     State Personal Income Tax
         Revenue Bonds, Series 2004-A4                              2.25%      03/15/06         2,045          2,042
   @ State Personal Income Tax
         Revenue Bonds, Series 2004-A4                              4.00%      03/15/07         1,000          1,029

   ~ PORT AUTHORITY OF NEW YORK & NEW JERSEY
         Commercial Paper Obligations, Series B                     1.95%      04/06/05         6,100          6,100
                                                                                                         -----------
                                                                                                              28,607
     PENNSYLVANIA 0.3%

     PENNSYLVANIA HIGHER EDUCATIONAL FACILITIES AUTHORITY
     University of Pennsylvania Health Services
         Revenue Bonds, Series 2005A                                4.00%      08/15/06         1,000          1,018

     PUERTO RICO 0.6%

     PUERTO RICO
         Public Improvement Refunding Revenue Bonds,
         Series 2003C                                               5.00%      07/01/08         1,900          2,008

     SOUTH CAROLINA 0.3%

     RICHLAND COUNTY
     International Paper Co.
         Environmental Improvement Refunding Revenue Bonds,
         Series 2002A                                               4.25%      10/01/07         1,000          1,025

     TENNESSEE 1.7%

   + METROPOLITAN NASHVILLE & DAVIDSON COUNTY
     HEALTH & EDUCATION FACILITIES BOARD
     Vanderbilt University
         Revenue Bonds, Series 2005B                                5.00%      04/01/08         5,000          5,319


28 See financial notes.

SCHWAB TAX-FREE YIELDPLUS FUND

     ISSUER
     PROJECT                                                                   MATURITY   FACE AMOUNT       VALUE
       TYPE OF SECURITY, SERIES                                     RATE         DATE     ($ x 1,000)    ($ x 1,000)
     TEXAS 8.9%

     BEXAR METROPOLITAN WATER DISTRICT
   +     Commercial Paper Notes                                     2.25%      03/17/05         5,000          5,000
   +     Commercial Paper Notes                                     2.25%      04/07/05         5,000          5,002

     SPRING INDEPENDENT SCHOOL DISTRICT
 +~=     Schoolhouse Bonds, Series 2005A                            5.00%      08/15/08         5,000          5,325
 +~=     Unlimited Tax Schoolhouse Bonds, Series 2005A              5.00%      08/15/06         3,000          3,100

     TEXAS
         Tan & Revenue Anticipation Notes, Series 2004              3.00%      08/31/05         5,000          5,020

   + TEXAS MUNICIPAL POWER AUTHORITY
         Subordinate Lien Refunding Revenue Bonds,
         Series 2004A                                               6.00%      09/01/05         5,190          5,287
                                                                                                         -----------
                                                                                                              28,734
     VIRGINIA 0.9%

     RUSSELL COUNTY
     Appalachian Power Co.
         Pollution Control Refunding Revenue Bonds, Series I        2.70%      11/01/06         3,000          2,990

     VARIABLE RATE OBLIGATIONS 24.2%
     ---------------------------------------------------------------------------------------------------------------
     ARIZONA 1.6%

 +~@ ARIZONA SCHOOL FACILITIES BOARD
         State School Trust
         Revenue Bonds, Series 2004A                                1.90%      03/07/05         4,995          4,995

     CALIFORNIA 2.8%

   + CALIFORNIA
         Economic Recovery Bonds, Series 2004C-9                    1.80%      03/01/05         2,500          2,500

   + CALIFORNIA DEPT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002B-2                 1.78%      03/01/05         6,400          6,400
                                                                                                         -----------
                                                                                                               8,900
     FLORIDA 0.8%

  +~ DADE COUNTY
     Water & Sewer System
         Revenue Bonds, Series 1994                                 1.84%      03/07/05         2,600          2,600

     GEORGIA 2.1%

   + COLUMBUS DEVELOPMENT AUTHORITY
         Foundation Properties
         Revenue Bonds, Series 2000                                 1.91%      03/07/05         3,845          3,845

     FULTON COUNTY DEVELOPMENT AUTHORITY
     General Motors Corp.
         Pollution Control Refunding Revenue Bonds,
         Series 1987                                                2.27%      03/07/05         3,000          3,000
                                                                                                         -----------
                                                                                                               6,845


                                                         See financial notes. 29

SCHWAB TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

     ISSUER
     PROJECT                                                                   MATURITY   FACE AMOUNT       VALUE
       TYPE OF SECURITY, SERIES                                     RATE         DATE     ($ x 1,000)    ($ x 1,000)
     LOUISIANA 1.6%

  +@ LOUISIANA PUBLIC FACILITY AUTHORITY
     Tiger Athletic Foundation
         Revenue Bonds, Series 2004                                 1.89%      03/07/05         5,200          5,200

     NEW JERSEY 4.0%

 +~@ UNIVERSITY OF MEDICINE & DENTISTRY
         Revenue Bonds, Series 2002B                                1.86%      03/07/05        12,950         12,950

     NEW MEXICO 0.9%

   + FARMINGTON
     San Juan Regional Medical Center
         Hospital Revenue Bonds, Series 2004B                       1.89%      03/07/05         3,000          3,000

     NEW YORK 3.9%

     NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
  +~     Water & Sewer System Revenue Bonds, Fiscal 1993C           1.65%      03/01/05         2,200          2,200
  +~     Water & Sewer System Revenue Bonds, Fiscal 1993C           1.76%      03/03/05         4,000          4,000
 +~@     Water & Sewer System Revenue Bonds, Fiscal 2005C           1.88%      03/03/05         5,000          5,000

  ~@ NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY
         Future Tax Secured Bonds Fiscal, 2001B                     1.77%      03/01/05         1,200          1,200
                                                                                                         -----------
                                                                                                              12,400
     OHIO 2.6%

  +@ CUYAHOGA COUNTY
     Hathaway Brown School
         Economic Development Revenue Bonds, Series 1999            1.89%      03/03/05         8,200          8,200

     TEXAS 2.6%

   + AMARILLO HEALTH FACILITY CORP.
     Evangelical Lutheran Good Samaritan Society
         Health Facilities Refunding Revenue Bonds, Series 1997     1.95%      03/03/05         3,155          3,155

 +~@ AUSTIN ELECTRIC, WATER & SEWER SYSTEM
         Water & Wastewater Refunding Revenue Bonds,
         Series 2001A & B                                           1.91%      03/02/05         5,200          5,200
                                                                                                         -----------
                                                                                                               8,355
     WASHINGTON 1.3%

 +~@ ENERGY NORTHWEST
         Refunding Electric Revenue Bonds, Series 2002A             1.90%      03/03/05         4,195          4,195


30 See financial notes.

SCHWAB TAX-FREE YIELDPLUS FUND

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     OTHER INVESTMENT COMPANIES 0.1% of net assets

     PROVIDENT INSTITUTIONAL FUNDS--
     MUNI FUND PORTFOLIO 219,490                                             219

END OF INVESTMENTS.

In addition to the above, the fund held the following at 2/28/05. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                Number of         Contract       Unrealized
                                Contracts          Value           Gains
2 Year, Short
U.S. Treasury Note,
expires 6/30/05                        75           15,554               42


                                                         See financial notes. 31

SCHWAB TAX-FREE YIELDPLUS FUND

Statement of
ASSETS AND LIABILITIES
As of February 28, 2005; unaudited. All numbers All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                  $339,699 a
Receivables:
   Fund shares sold                                                       1,493
   Interest                                                               1,869
   Due from adviser                                                          19
   Due from brokers for futures                                              16
Prepaid expenses                                                    +        53
                                                                    ------------
TOTAL ASSETS                                                            343,149

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                   1,795
   Dividends to shareholders                                                124
   Investments bought                                                    19,742
Accrued expenses                                                    +        29
                                                                    ------------
TOTAL LIABILITIES                                                        21,690

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            343,149
TOTAL LIABILITIES                                                   -    21,690
                                                                    ------------
NET ASSETS                                                             $321,459
NET ASSETS BY SOURCE
Capital received from investors                                         321,885
Net investment income not yet distributed                                    25
Net realized capital gains                                                   46 b
Net unrealized capital losses                                              (497) b

NET ASSET VALUE (NAV) BY SHARE CLASS

                                             SHARES
SHARE CLASS         NET ASSETS     /    OUTSTANDING     =       NAV
Investor Shares        $23,287                2,331           $9.99
Select Shares         $298,172               29,859           $9.99

  Unless stated, all numbers x 1,000.

a The amortized cost of the fund's securities was $340,238.

  Not counting short-term obligations, the fund's security transactions during the period were:

    Purchases            $145,353
    Sales/maturities          $--

  The fund's total security transactions with other Schwab Funds during the period were $220,611.

b These derive from investments and futures.

FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                            $340,213

NET UNREALIZED GAINS AND LOSSES:
Gains                                          $54
Losses                                  +     (568)
                                        -----------
                                             ($514)


32 See financial notes.

SCHWAB TAX-FREE YIELDPLUS FUND

Statement of
OPERATIONS
For December 16, 2004 (commencement of operations) through February 28, 2005; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $1,008

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on futures sold                                           46

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                       (539)
Net unrealized gains on futures contracts                             +      42
                                                                      ----------
NET UNREALIZED LOSSES                                                      (497)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   156 a
Transfer agent and shareholder service fees
   Investor Shares                                                            7 b
   Select Shares                                                             42 b
Trustees' fees                                                                2 c
Custodian and portfolio accounting fees                                      10
Professional fees                                                             6
Registration fees                                                            24
Shareholder reports                                                           9
Other expenses                                                        +       1
                                                                      ----------
Total expenses                                                              257
Expense reduction                                                     -     257 d
                                                                      ----------
NET EXPENSES                                                                 --

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   1,008
NET EXPENSES                                                          -      --
                                                                      ----------
NET INVESTMENT INCOME                                                     1,008
NET REALIZED GAINS                                                           46 e
NET UNREALIZED LOSSES                                                 +    (497) e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                     $557

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.35% of the first
  $500 million and 0.30% of assets beyond that. These fees are paid to Charles Schwab Investments Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the fund's assets of each respective share class. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d Includes $205 from the investment advisor (CSIM) and $49 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab that through May 1, 2005 the annual operating expenses will equal 0.00% for both Investor and Select Shares. For the period May 2, 2005 through at least November 15, 2005, CSIM and Schwab have guaranteed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) to 0.64% for Investor Shares and 0.49% for Select Shares.

e These add up to a net loss on investments of $451.


See financial notes. 33

SCHWAB TAX-FREE YIELDPLUS FUND

Statements of
CHANGES IN NET ASSETS
For the current report period only. Because the fund commenced operations on December 16, 2004, it has no prior report period. All numbers are x 1,000.

Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                                               12/16/04-2/28/05
Net investment income                                                    $1,008
Net realized gains                                                           46
Net unrealized losses                                          +           (497)
                                                               -----------------
INCREASE IN NET ASSETS FROM OPERATIONS                                      557

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                                              66
Select Shares                                                  +            917
                                                               -----------------
TOTAL DIVIDENDS FROM NET INVESTMENT
INCOME                                                                     $983

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                                              12/16/04-2/28/05
                                                           SHARES         VALUE

SHARES SOLD
Investor Shares                                             2,737       $27,369
Select Shares                                           +  33,216       332,122
                                                        ------------------------
TOTAL SHARES SOLD                                          35,953       359,491

SHARES REINVESTED
Investor Shares                                                 4           $48
Select Shares                                           +      68           679
                                                        ------------------------
TOTAL SHARES REINVESTED                                        72          $727

SHARES REDEEMED
Investor Shares                                              (410)      ($4,101)
Select Shares                                           +  (3,425)      (34,232)
                                                        ------------------------
TOTAL SHARES REDEEMED                                      (3,835)     ($38,333)

NET TRANSACTIONS IN FUND
SHARES                                                     32,190      $321,885

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                                              12/16/04-2/28/05
                                                           SHARES    NET ASSETS
Beginning of period                                            --           $--
Total increase                                          +  32,190       321,459 a
                                                        ------------------------
END OF PERIOD                                              32,190     $ 321,459 b

  Unless stated, all numbers x 1,000.

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $25.


34  See Financial Notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                9/1/04-     9/1/03-     9/1/02-     9/1/01-     9/1/00-     9/1/99-
                                                               2/28/05*     8/31/04     8/31/03     8/31/02     8/31/01     8/31/00
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                           10.69       10.59       10.63       10.42       10.08       10.05
                                                              ---------------------------------------------------------------------
Income from investment operations:
   Net investment income                                          0.14        0.29        0.30        0.35        0.39        0.41
   Net realized and unrealized gains or losses                   (0.15)       0.10       (0.04)       0.20        0.34        0.03
                                                              ---------------------------------------------------------------------
   Total income from investment operations                       (0.01)       0.39        0.26        0.55        0.73        0.44
Less distributions:
   Dividends from net investment income                          (0.14)      (0.29)      (0.30)      (0.34)      (0.39)      (0.41)
                                                              ---------------------------------------------------------------------
Net asset value at end of period                                 10.54       10.69       10.59       10.63       10.42       10.08
                                                              ---------------------------------------------------------------------
Total return (%)                                                 (0.10)1      3.74        2.50        5.37        7.42        4.50

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                         0.63 2      0.63        0.60        0.49        0.49        0.50 3
   Gross operating expenses                                       0.63 2      0.63        0.63        0.70        0.73        0.75
   Net investment income                                          2.66 2      2.73        2.83        3.29        3.84        4.11
Portfolio turnover rate                                             --          19          11          28          14          11
Net assets, end of period ($ x 1,000,000)                          151         161         159         139         109          76

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 35

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of February 28, 2005, unaudited

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds. We use the symbols below to designate certain characteristics of the securities.

+ Credit-enhanced security

~ Liquidity-enhanced security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                      COST               VALUE
HOLDINGS BY CATEGORY                                ($x1,000)          ($x1,000)
--------------------------------------------------------------------------------
 98.6%   MUNICIPAL BONDS                              146,331            148,675

  0.2%   OTHER INVESTMENT
          COMPANIES                                       306                306
--------------------------------------------------------------------------------
 98.8%   TOTAL INVESTMENTS                            146,637            148,981

  1.2%   OTHER ASSETS AND
         LIABILITIES                                                       1,739
--------------------------------------------------------------------------------
100.0%   NET ASSETS                                                      150,720

      ISSUER
      PROJECT                                                                              MATURITY       FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE         ($ x 1,000)    ($ x 1,000)
      MUNICIPAL BONDS   98.6% of net assets

      FIXED-RATE OBLIGATIONS  93.8%
      ------------------------------------------------------------------------------------------------------------------------------
      ARIZONA  5.3%

    + ARIZONA STATE
         Refunding Certificates of Participation, Series 2002B                5.00%        09/01/07             5,000          5,281

      CATALINA FOOTHILLS UNIFIED SCHOOL DISTRICT NO. 16
    +    General Obligation Refunding Bonds, Series 2004                      4.25%        07/01/06             1,235          1,263
    +    General Obligation Refunding Bonds, Series 2004                      5.00%        07/01/07             1,315          1,385
                                                                                                                         -----------
                                                                                                                               7,929
      CALIFORNIA  10.2%

      ALAMEDA PUBLIC FINANCING AUTHORITY
      1997 Revenue Bond Refinancing
         Revenue Bonds, Series 1999                                           4.95%        09/02/07             2,065          2,118

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002A                             5.50%        05/01/10             1,000          1,104

    + CALIFORNIA STATE PUBLIC WORKS BOARD
      Department of Corrections
         Lease Revenue Refunding Bonds,
         Series 2004D                                                         5.00%        12/01/09             5,500          5,990

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
      Kaiser Permanente
         Revenue Bonds, Series 2002D                                          4.35%        03/01/07             3,000          3,081


36 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                              MATURITY       FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE         ($ x 1,000)    ($ x 1,000)
      SANTA CLARA COUNTY FINANCING AUTHORITY
      Measure B
         Special Obligation Bonds, Series 2003                                4.00%        08/01/06             3,000          3,063
                                                                                                                         -----------
                                                                                                                              15,356
      COLORADO  1.4%

    + ADAMS COUNTY, SCHOOL DISTRICT #50
         General Obligation Refunding Bonds, Series 2004                      4.00%        12/01/07             2,000          2,068

      CONNECTICUT  0.7%

    + CONNECTICUT STATE
         General Obligation Refunding Bonds, Series 2004B                     4.00%        12/01/09             1,000          1,042

      DISTRICT OF COLUMBIA  2.7%

    + WASHINGTON D.C. CONVENTION CENTER AUTHORITY
         Dedicated Tax Senior Lien Revenue Bonds, Series 1998                 5.00%        10/01/06             4,000          4,146

      FLORIDA  2.3%

    + MIAMI - DADE COUNTY
      Miami International Airport
         Aviation Revenue Refunding Revenue Bonds,
         Series 2004C                                                         2.00%        10/01/05             3,450          3,441

      GEORGIA  4.7%

    + ATLANTA
         Airport General Revenue Refunding Bonds,
         Series 2003RF-A                                                      5.00%        01/01/10             3,660          3,932

      GEORGIA STATE
         General Obligation Bonds, Series 2000D                               6.00%        10/01/07             2,865          3,105
                                                                                                                         -----------
                                                                                                                               7,037
      ILLINOIS  0.7%

    + CHICAGO PUBLIC BUILDING COMMISSION
      Board of Education
         Building Revenue Bonds, Series 1999C                                 5.50%        02/01/06             1,000          1,027

      INDIANA  1.5%

    + LAKE COUNTY
         First Mortgage Lease Revenue Bonds, Series 2000                      5.25%        08/01/09             2,040          2,226

      KENTUCKY  2.6%

      KENTUCKY PROPERTY & BUILDING COMMISSION
      Project No. 71
         Revenue Bonds                                                        5.50%        08/01/09             3,500          3,863

      LOUISIANA  1.1%

    + NEW ORLEANS
         Refunding Certificates of Participation, Series 1998B                4.50%        12/01/05            1,600           1,613



                                                         See financial notes. 37

   SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

   PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                              MATURITY       FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE         ($ x 1,000)    ($ x 1,000)
      MASSACHUSETTS  3.3%

      MASSACHUSETTS STATE
         General Obligation Refunding Bonds, Series 2001A                     5.50%        01/01/11             2,500          2,782
    + Consolidated Loan of 2002
         Special Obligation Revenue Bonds, Series A                           5.00%        06/01/10             2,000          2,183
                                                                                                                         -----------
                                                                                                                               4,965
      MICHIGAN  3.4%

    + DETROIT
         Capital Improvement Bonds, Series 2002A                              5.00%        04/01/07             1,000          1,048

    + WAYNE COUNTY
         Airport Refunding Revenue Bonds, Series 2002D                        5.00%        12/01/10             3,900          4,154
                                                                                                                         -----------
                                                                                                                               5,202
      MISSOURI  1.5%

    + ST. LOUIS MUNICIPAL FINANCE CORP.
         Leasehold Refunding Revenue Bonds, Series 2003                       5.25%        07/15/10             2,000          2,207

      NEVADA  1.1%

    + HENDERSON
      Seven Hills
         Senior Limited Obligation Refunding Bonds, Series 2001A              4.63%        08/01/11             1,535          1,649

      NEW JERSEY  3.4%

    + MERCER COUNTY
      Regional Sludge Project
         Refunding Revenue Bonds, Series 2003                                 5.00%        12/15/09             1,300          1,412

    + NEW JERSEY TRANSIT CORP.
      Federal Transit Administration Grants
         Certificates of Participation, Series 2000B                          5.50%        09/15/07             3,500          3,723
                                                                                                                         -----------
                                                                                                                               5,135
      NEW MEXICO  1.0%

      FARMINGTON
         Pollution Control Refunding Revenue Bonds,
         Series 2003A                                                         2.10%        04/01/06             1,500          1,483

      NEW YORK  9.3%

    + FRANKLIN COUNTY
         General Obligation Public Improvement Bonds,
         Series 1998                                                          4.25%        11/01/06               715            736

      NEW YORK CITY
         General Obligation Bonds, Fiscal 1999 Series H                       4.75%        03/15/07             3,000          3,120
         General Obligation Bonds, Fiscal 2003 Series A                       5.25%        08/01/09             1,825          1,977
         General Obligation Bonds, Fiscal 2003 Series B                       5.25%        08/01/09             1,000          1,083
         General Obligation Bonds, Fiscal 2003 Series J                       5.00%        06/01/09             2,500          2,676

    + NEW YORK STATE THRUWAY AUTHORITY
      Second General Highway & Bridge
         Trust Fund Bonds, Series 2003A                                       5.25%        04/01/12             4,000          4,459
                                                                                                                         -----------
                                                                                                                              14,051


38 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                              MATURITY       FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE         ($ x 1,000)    ($ x 1,000)

      NORTH CAROLINA  7.7%

      CHARLOTTE
      Fiscal Year 2004 Equipment Acquisition Project
         Certificates of Participation, Series 2004C                          4.00%        03/01/07             4,540          4,666

    + DURHAM COUNTY
         Enterprise System Revenue Bonds, Series 2002                         5.00%        06/01/09             1,495          1,619

      NORTH CAROLINA MUNICIPAL POWER AGENCY
      Catawaba Electric
    +    Revenue Bonds, Series 1995A                                          5.10%        01/01/07             2,000          2,082
    +    Revenue Bonds, Series 1999A                                          5.75%        01/01/09             3,000          3,306
                                                                                                                         -----------
                                                                                                                              11,673
      OHIO  4.6%

      OHIO STATE
         Higher Education Capital Facilities Bonds,
         Series II-2001A                                                      5.50%        12/01/08             3,000          3,277
      Administrative Building Fund Projects
         State Facilities Bonds, Series 1998A                                 5.13%        10/01/06             3,580          3,721
                                                                                                                         -----------
                                                                                                                               6,998
      OREGON  1.9%

    + OREGON STATE
      Department of Administrative Services
         Refunding Certificates of Participation, Series 2002C                5.00%        11/01/07             2,705          2,868

      PENNSYLVANIA  3.7%

    + PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY
         Economic Development Revenue Bonds, Series 1994                      7.00%        07/01/07             1,000          1,094

    + PHILADELPHIA
         Water & Wastewater Refunding Revenue Bonds,
         Series 2001B                                                         5.50%        11/01/11             4,000          4,510
                                                                                                                         -----------
                                                                                                                               5,604
      PUERTO RICO  1.4%

    + PUERTO RICO HIGHWAY AND TRANSPORTATION AUTHORITY
         Transportation Refunding Revenue Bonds, Series 2003H                 5.00%        07/01/35             2,000          2,170

      SOUTH CAROLINA  2.1%

    + CHARLESTON COUNTY
      Care Alliance Health Services
         Revenue Bonds, Series 1999A                                          4.25%        08/15/07             3,000          3,106

      TEXAS  7.4%

    + DALLAS WATER & SEWER UTILITIES
         Refunding & Improvement Revenue Bonds, Series 2003                   5.00%        10/01/10             5,000          5,432

    + DENTON UTILITY SYSTEM
         Refunding & Improvement Revenue Bonds, Series 2001                   5.00%        12/01/12             2,030          2,185


                                                         See financial notes. 39

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                              MATURITY       FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE         ($ x 1,000)    ($ x 1,000)
      FORT WORTH
         General Purpose Improvement & Refunding Bonds,
         Series 2001                                                          5.00%        03/01/10             1,090          1,178
    + HOUSTON PORT AUTHORITY
         Port Improvement General Obligation Bonds,
         Series 2001B                                                         5.25%        10/01/10             2,205          2,403
                                                                                                                         -----------
                                                                                                                              11,198
      WASHINGTON  6.4%
    + PORT OF SEATTLE
      Passenger Facility Charge
         Revenue Bonds, Series 1998B                                          5.00%        12/01/07             1,395          1,467
    + SNOHOMISH COUNTY
         Refunding Limited General Obligation Bonds                           4.50%        12/01/12             1,920          2,019
    + WASHINGTON
      Department of Ecology State Office Building Project
         Refunding Certificates of Participation, Series 2001                 4.75%        04/01/12             1,710          1,811
    + WASHINGTON PUBLIC POWER SUPPLY SYSTEM
      Nuclear Project No. 2
         Refunding Revenue Bonds, Series 1993A                                5.70%        07/01/08             4,000          4,365
                                                                                                                         -----------
                                                                                                                               9,662
      WISCONSIN  2.4%
      WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
      Carroll College, Inc. Project
         Revenue Bonds, Series 1998                                           4.80%        10/01/06             1,000          1,021
    + WISCONSIN STATE
         Master Lease Certificates of Participation, Series 2002D             5.00%        09/01/07             2,500          2,635
                                                                                                                         -----------
                                                                                                                               3,656
      VARIABLE RATE OBLIGATIONS  4.8%
      ------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA  4.8%

    + CALIFORNIA
         Economic Recovery Bonds Series 2004C-6                               1.80%        03/01/05               250            250

    + CALIFORNIA DEPT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002B-2                           1.78%        03/01/05             1,350          1,350

    ~ ORANGE COUNTY SANITATION DISTRICT
         Refunding Certificates of Participation, Series 2000B                1.87%        03/01/05               600            600

    ~ SOUTHERN CALIFORNIA METROPOLITAN WATER DISTRICT
         Water Revenue Bonds 2000 Authorization, Series B-3                   1.80%        03/01/05             5,100          5,100
                                                                                                                         -----------
                                                                                                                               7,300


40 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES   0.2% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      MUNI FUND PORTFOLIO     306,485                                        306

END OF INVESTMENTS.


                                                         See financial notes. 41

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of February 28, 2005; unaudited. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                  $148,981 a
Receivables:
      Fund shares sold                                                       52
      Interest                                                            1,904
Prepaid expenses                                                    +        18
                                                                    ------------
TOTAL ASSETS                                                            150,955

LIABILITIES
--------------------------------------------------------------------------------
Payables:
      Fund shares redeemed                                                   92
      Dividends to shareholders                                              97
      Investment adviser and administrator fees                               4
      Transfer agent and shareholder service fees                             3
Accrued expenses                                                    +        39
                                                                    ------------
TOTAL LIABILITIES                                                           235

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            150,955
TOTAL LIABILITIES                                                   -       235
                                                                    ------------
NET ASSETS                                                             $150,720
NET ASSETS BY SOURCE
Capital received from investors                                         148,658
Net investment income not yet distributed                                    22
Net realized capital losses                                                (304)
Net unrealized capital gains                                              2,344

NET ASSET VALUE (NAV)
                   SHARES
NET ASSETS    /    OUTSTANDING    =    NAV
$150,720           14,301              $10.54

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $146,637.

  Not counting short-term obligations, the fund's security transactions during the period were:

    Purchases                  $--
    Sales/maturities        $9,515

  The fund's total security transactions with other Schwab Funds during the period were $17,475.


  FEDERAL TAX DATA
  --------------------------------------------
  PORTFOLIO COST                      $146,615

  NET UNREALIZED GAINS AND LOSSES:
  Gains                                 $3,086
  Losses                           +      (720)
                                   ------------
                                        $2,366
  AS OF AUGUST 31, 2004:

  UNDISTRIBUTED EARNINGS:

  Tax-exempt income                       $109
  Long-term capital gains                  $--
  CAPITAL LOSSES UTILIZED                 $322

  UNUSED CAPITAL LOSSES:
  Expires 08/31 of:
      2009                                $120
      2010                         +        32
                                   ------------
                                          $152


42 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2004 through February 28, 2005; unaudited. All numbers are x 1,000.


INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $2,523

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                    (152)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                     (2,057)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   231 a
Transfer agent and shareholder service fees                                 192 b
Trustees' fees                                                                4 c
Custodian and portfolio accounting fees                                       8
Professional fees                                                            15
Registration fees                                                            13
Shareholder reports                                                          12
Other expenses                                                        +       9
                                                                      ----------
TOTAL EXPENSES                                                              484 d

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   2,523
TOTAL EXPENSES                                                        -     484
                                                                      ----------
NET INVESTMENT INCOME                                                     2,039
NET REALIZED LOSSES                                                        (152) e
NET UNREALIZED LOSSES                                                 +  (2,057) e
                                                                      ----------
DECREASE IN NET ASSETS FROM OPERATIONS                                    ($170)

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investments Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d CSIM and Schwab have guaranteed that the annual operating expenses
  (excluding interest, taxes and certain non-routine expenses) will not exceed 0.65% of the fund's average daily net assets through November 15, 2005.

e These add up to a net loss on investments of $2,209.


                                                         See financial notes. 43

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                           9/1/04-2/28/05        9/1/03-8/31/04
Net investment income                              $2,039                $4,557
Net realized gains or losses                         (152)                  323
Net unrealized gains or losses            +        (2,057)                  303
                                          --------------------------------------
INCREASE OR DECREASE IN NET ASSETS FROM
OPERATIONS                                           (170)                5,183

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                $2,038                $4,553

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                        9/1/04-2/28/05         9/1/03-8/31/04
                                      SHARES       VALUE     SHARES       VALUE
Shares sold                            3,263     $34,712      9,625    $103,366
Shares reinvested                        131       1,395        322       3,437
Shares redeemed                   +   (4,188)    (44,570)    (9,895)   (105,377)
                                  ---------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                                  (794)    ($8,463)        52      $1,426

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                       9/1/04 - 2/28/05       9/1/03 - 8/31/04
                                      SHARES  NET ASSETS     SHARES  NET ASSETS
Beginning of period                   15,095    $161,391     15,043    $159,335
Total increase or
decrease                          +     (794)    (10,671)        52       2,056 a
                                  ---------------------------------------------
END OF PERIOD                         14,301    $150,720     15,095    $161,391 b

  Unless stated, all numbers are x 1,000.

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $22 and $21 for the current and prior period, respectively.


44 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                9/1/04-    9/1/03-     9/1/02-     9/1/01-     9/1/00-     9/1/99-
                                                               2/28/05*    8/31/04     8/31/03     8/31/02     8/31/01     8/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          11.33       11.04       11.05       10.87       10.24        10.11
                                                               ---------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.22        0.45        0.45        0.49        0.50         0.50
  Net realized and unrealized gains or losses                   (0.04)       0.29       (0.01)       0.17        0.63         0.13
                                                               ---------------------------------------------------------------------
  Total income from investment operations                        0.18        0.74        0.44        0.66        1.13         0.63
Less distributions:
  Dividends from net investment income                          (0.22)      (0.45)      (0.45)      (0.48)      (0.50)       (0.50)
                                                               ---------------------------------------------------------------------
Net asset value at end of period                                11.29       11.33       11.04       11.05       10.87        10.24
                                                               ---------------------------------------------------------------------
Total return (%)                                                 1.61 1      6.77        4.01        6.24       11.29         6.59

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                         0.65 2      0.65        0.62        0.49        0.49         0.50 3
  Gross operating expenses                                       0.66 2      0.66        0.65        0.74        0.74         0.76
  Net investment income                                          3.97 2      4.00        4.06        4.49        4.73         5.11
Portfolio turnover rate                                            --          10          22          25          35           25
Net assets, end of period ($ x 1,000,000)                          89          83          81          85          88           76

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 45

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of February 28, 2005, unaudited

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

+  Credit-enhanced security

~  Liquidity-enhanced security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                            COST          VALUE
HOLDINGS BY CATEGORY                                     ($x1,000)     ($x1,000)
--------------------------------------------------------------------------------
 98.8%  MUNICIPAL BONDS                                     82,311        88,012
--------------------------------------------------------------------------------
 98.8%  TOTAL INVESTMENTS                                   82,311        88,012

  1.2%  OTHER ASSETS AND
        LIABILITIES                                                        1,097
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                        89,109

      ISSUER
      PROJECT                                                                         MATURITY          FACE AMOUNT         VALUE
        TYPE OF SECURITY, SERIES                                      RATE              DATE            ($ x 1,000)      ($ x 1,000)
      MUNICIPAL BONDS 98.8% of net assets

      FIXED-RATE OBLIGATIONS 92.3%
      ------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA 7.3%

      CALIFORNIA STATE
        Various Purpose General Obligation Bonds                      5.25%           11/01/17                2,000            2,198

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
        Power Supply Revenue Bonds, Series 2002A                      5.88%           05/01/16                2,000            2,284

    + NATOMAS UNION SCHOOL DISTRICT
        Certificates of Participation, Series B                       5.00%           02/01/35                1,865            2,013
                                                                                                                         -----------
                                                                                                                               6,495
      COLORADO 3.8%

    + COLORADO DEPARTMENT OF TRANSPORTATION
        Transportation Revenue Anticipation Notes,
        Series 2002B                                                  5.50%           06/15/15                2,000            2,292

    + DENVER CITY & COUNTY
      Airport System
        Refunding Revenue Bonds, Series 2002E                         5.50%           11/15/15                1,000            1,092
                                                                                                                         -----------
                                                                                                                               3,384
      DISTRICT OF COLUMBIA 2.5%

    + DISTRICT OF COLUMBIA
        Certificates of Participation, Series 2003                    5.50%           01/01/17                2,000            2,243


46 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                         MATURITY          FACE AMOUNT         VALUE
        TYPE OF SECURITY, SERIES                                      RATE              DATE            ($ x 1,000)      ($ x 1,000)
      FLORIDA 3.2%

    + ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
      Ascension Health Credit Group
        Revenue Bonds, Series 1999A-2                                 5.75%           11/15/09                2,500            2,816

      GEORGIA 1.5%

    + FULTON COUNTY DEVELOPMENT AUTHORITY
      TUFF Morehouse
        Revenue Bonds, Series 2002A                                   5.50%           02/01/22                1,180            1,302

      HAWAII 1.9%

    + HAWAII
        General Obligation Bonds, Series 1999CT                       5.88%           09/01/09                1,500            1,697

      INDIANA 1.2%

    + MARION COUNTY CONVENTION & RECREATIONAL FACILITIES AUTHORITY
        Excise Taxes Lease Refunding Senior Revenue Bonds,
        Series 2001A                                                  5.00%           06/01/21                1,000            1,047

      KENTUCKY 1.2%

    + JEFFERSON COUNTY
      University Medical Center
        Health Facilities Revenue Bonds, Series 1997                  5.25%           07/01/22                1,000            1,055

      MARYLAND 0.3%

      MARYLAND DEPARTMENT OF HOUSING & COMMUNITY DEVELOPMENT
        Housing Revenue Bonds, Series 1996A                           5.88%           07/01/16                  250              260

      MICHIGAN 5.7%

      DELTA COUNTY ECONOMIC DEVELOPMENT CORP.
      MeadWestvaco-Escanaba Paper Co. Project
        Environmental Improvement Refunding Revenue Bonds,
        Series 2002                                                   6.25%           04/15/27                1,000            1,128

    + DETROIT
      Water Supply System
        Refunding Senior Lien Revenue Bonds, Series 2003C             5.25%           07/01/16                2,620            2,895

    + WAYNE COUNTY MICHIGAN COMMUNITY COLLEGE
        Improvement Bonds, Series 1999                                5.50%           07/01/19                1,000            1,089
                                                                                                                         -----------
                                                                                                                               5,112
      MISSISSIPPI 5.1%

    + MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
      Mississippi Baptist Medical Center
        Refunding Revenue Bonds, Series 1995                          6.00%           05/01/13                2,150            2,205

    + WALNUT GROVE CORRECTIONAL AUTHORITY
      Walnut Grove Correctional Facility Project
        Certificates of Participation, Series 1999                    6.00%           11/01/19                2,000            2,290
                                                                                                                         -----------
                                                                                                                               4,495


                                                         See financial notes. 47

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                         MATURITY          FACE AMOUNT         VALUE
        TYPE OF SECURITY, SERIES                                      RATE              DATE            ($ x 1,000)      ($ x 1,000)
      NEVADA 5.0%

    + NEVADA STATE
      Motor Vehicle Fuel Tax
        Highway Improvement Revenue Bonds, Series 2004                5.50%           12/01/18                2,000            2,263

    + NEVADA STATE DEPARTMENT OF BUSINESS & INDUSTRY
      Las Vegas Monorail Project
        First Tier Revenue Bonds, Series 2000                         5.63%           01/01/32                2,000            2,219
                                                                                                                         -----------
                                                                                                                               4,482
      NEW YORK 5.4%

    + METROPOLITAN TRANSPORTATION AUTHORITY
        Transportation Refunding Revenue Bonds, Series 2002A          5.50%           11/15/18                2,000            2,251

      NEW YORK CITY
        General Obligation Bonds, Series 2002G                        5.75%           08/01/16                1,325            1,485
        General Obligation Bonds, Series 2005B                        5.25%           08/01/15                1,000            1,103
                                                                                                                         -----------
                                                                                                                               4,839
      OREGON 4.3%

    + COLUMBIA RIVER PEOPLES UTILITY DISTRICT
        Electric System Revenue Obligations, Series 2000B             5.50%           12/01/19                1,180            1,294

    + MORROW COUNTY SCHOOL DISTRICT
        General Obligation Bonds, Series 2001                         5.63%           06/15/16                2,235            2,532
                                                                                                                         -----------
                                                                                                                               3,826

      PENNSYLVANIA 4.1%

      PENNSYLVANIA HIGHER EDUCATION FACILITIES AUTHORITY
      University of Pennsylvania Health Services
        Revenue Bonds, Series 1996A                                   5.75%           01/01/17                2,000            2,075

    + SENECA VALLEY UNIFIED SCHOOL DISTRICT
        General Obligation Refunding Bonds, Series 1998AA             5.15%           02/15/20                1,500            1,581
                                                                                                                         -----------
                                                                                                                               3,656
      RHODE ISLAND 0.0%

      RHODE ISLAND HOUSING & MORTGAGE FINANCE CORP.
        Homeownership Opportunity Revenue Bonds, Series 10A           6.50%           10/01/22                   20               20

      TEXAS 18.8%

    + AUSTIN COMBINED UTILITIES
        Refunding Revenue Bonds, Series 1997                          5.13%           11/15/16                3,000            3,165

    + BRAZOS RIVER AUTHORITY
      Houston Industries, Inc.
        Refunding Revenue Bonds, Series 1998A                         5.13%           05/01/19                1,750            1,842

    + CONROE INDEPENDENT SCHOOL DISTRICT
        Unlimited Tax Schoolhouse & Refunding Bonds,
        Series 1997                                                   5.25%           02/15/21                1,000            1,046

    + DALLAS FORT WORTH INTERNATIONAL AIRPORT
        Joint Revenue Bonds, Series 2000A                             6.00%           11/01/24                3,500            3,831

      HARRIS COUNTY
        Permanent Improvement Refunding Bonds, Series 2004A           5.00%           10/01/18                1,885            2,037


48 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                         MATURITY          FACE AMOUNT         VALUE
        TYPE OF SECURITY, SERIES                                      RATE              DATE            ($ x 1,000)      ($ x 1,000)
    + HARRIS COUNTY HOSPITAL DISTRICT
        Refunding Revenue Bonds, Series 2000                          6.00%           02/15/16                1,000            1,125

    + NORTH TEXAS TOLLWAY AUTHORITY
        Refunding Revenue Bonds, Series 2003C                         5.00%           07/01/08                2,000            2,131

    + TEXAS PUBLIC FINANCE AUTHORITY
      Texas Southern University
        Financing System Refunding Revenue Bonds,
        Series 1998A-1                                                4.75%           11/01/17                1,545            1,593
                                                                                                                         -----------
                                                                                                                              16,770
      VERMONT 2.5%

    + VERMONT EDUCATION & HEALTH BUILDINGS FINANCING AGENCY
      Fletcher Allen Health Care Project
        Hospital Revenue Bonds, Series 2000A                          6.00%           12/01/23                2,000            2,254

      WASHINGTON 18.5%

    + CLARK COUNTY SCHOOL DISTRICT
        Unlimited Tax General Obligation Bonds, Series 1999           5.50%           12/01/17                3,000            3,324

      KENT SCHOOL DISTRICT NO. 415
        Unlimited Tax General Obligation Refunding Bonds,
        Series 1993A                                                  5.55%           12/01/11                  500              561

      KING COUNTY
        Limited Tax General Obligation Bonds, Series 1997D            5.75%           12/01/11                3,500            3,848

    + King Street Center Project
        Lease Revenue Bonds, Series 1997                              5.13%           06/01/17                1,000            1,046

    + OCEAN SHORES
        Water and Sewer Revenue Bonds, Series 2001                    5.50%           12/01/21                2,000            2,258

      WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
    + Catholic Health Initiatives
        Revenue Bonds, Series 2000A                                   6.00%           12/01/20                3,000            3,375
    + Swedish Health System
        Revenue Bonds, Series 1998                                    5.13%           11/15/18                2,000            2,107
                                                                                                                         -----------
                                                                                                                              16,519
      VARIABLE RATE OBLIGATIONS 6.5%
      ------------------------------------------------------------------------------------------------------------------------------
      ALASKA 0.5%

      VALDEZ
      Exxon Pipeline Co.
        Marine Terminal Refunding Revenue Bonds,
        Series 1993A                                                  1.78%           03/01/05                  450              450

      CALIFORNIA 4.2%

    + CALIFORNIA DEPARTMENT OF WATER RESOURCES
        Power Supply Revenue Bonds, Series 2002B-2                    1.78%           03/01/05                1,925            1,925

    + IRVINE ASSESSMENT DISTRICT
        Limited Obligation Improvement Bonds, Series 2000             1.80%           03/01/05                  265              265


                                                         See financial notes. 49

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                         MATURITY          FACE AMOUNT         VALUE
        TYPE OF SECURITY, SERIES                                      RATE              DATE            ($ x 1,000)      ($ x 1,000)
      ORANGE COUNTY SANITATION DISTRICT
    ~   Refunding Certificates of Participation, Series 2000A         1.77%           03/01/05                  300              300
    ~   Refunding Certificates of Participation, Series 2000B         1.77%           03/01/05                  650              650
    ~ SOUTHERN CALIFORNIA METROPOLITAN WATER DISTRICT
        Water Revenue Bonds, Authorization, Series 2000B-1            1.77%           03/01/05                  600              600
                                                                                                                         -----------
                                                                                                                               3,740
      MISSISSIPPI 0.2%

      JACKSON COUNTY
      Chevron USA
        Pollution Control Refunding Revenue Bonds,
        Series 1993                                                   1.80%           03/01/05                  150              150

      NEW YORK 0.7%

    + LONG ISLAND POWER AUTHORITY
      Electric System
        Subordinated Revenue Bonds, Series 2001 3-B                   1.77%           03/01/05                  500              500

   +~ NEW YORK CITY
        General Obligation Bonds, Fiscal 2002 Series A-6              1.77%           03/01/05                  100              100
                                                                                                                         -----------
                                                                                                                                 600
      WYOMING 0.9%

      UINTA COUNTY
      Chevron USA Project
        Pollution Control Refunding Revenue Bonds,
        Series 1993                                                   1.80%           03/01/05                  800              800

END OF INVESTMENTS.


50 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of February 28, 2005; unaudited. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                   $88,012 a
Receivables:
  Fund shares sold                                                          191
  Interest                                                                1,022
Prepaid expenses                                                     +       10
                                                                     -----------
TOTAL ASSETS                                                             89,235

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Due to custodian                                                           10
  Dividends to shareholders                                                  82
  Investment adviser and administrator fees                                   2
  Transfer agent and shareholder service fees                                 2
Accrued expenses                                                     +       30
                                                                     -----------
TOTAL LIABILITIES                                                           126

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             89,235
TOTAL LIABILITIES                                                    -      126
                                                                     -----------
NET ASSETS                                                              $89,109

NET ASSETS BY SOURCE

Capital received from investors                                          85,010
Net investment income not yet distributed                                   161
Net realized capital losses                                              (1,763)
Net unrealized capital gains                                              5,701

NET ASSET VALUE (NAV)
                       SHARES
NET ASSETS      /      OUTSTANDING      =      NAV
$89,109                7,891                   $11.29

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $82,311.

  Not counting short-term obligations, the fund's security transactions during the period were:

    Purchases        $4,043
    Sales/maturities    $--

  The fund's total security transactions with other Schwab Funds during the period were $10,540.

FEDERAL TAX DATA
-----------------------------------------------
PORTFOLIO COST                         $82,150

NET UNREALIZED GAINS AND LOSSES:
Gains                                   $5,877
Losses                              +      (15)
                                    -----------
                                        $5,862

AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                          $79
Long-term capital gains                    $--
CAPITAL LOSS UTILIZED                     $601

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2009                                  $1,763


                                                         See financial notes. 51

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2004 through February 28, 2005; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $1,961

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                       (327)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   127 a
Transfer agent and shareholder service fees                                 106 b
Trustees' fees                                                                4 c
Custodian and portfolio accounting fees                                       5
Professional fees                                                            14
Registration fees                                                            10
Shareholder reports                                                           8
Other expenses                                                        +       7
                                                                      ----------
Total expenses                                                              281
Expense reduction                                                     -       5 d
                                                                      ----------
NET EXPENSES                                                                276

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   1,961
NET EXPENSES                                                          -     276
                                                                      ----------
NET INVESTMENT INCOME                                                     1,685
NET UNREALIZED LOSSES                                                 +    (327)
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $1,358

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investments Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the annual operating expenses of this fund through at least November 15, 2005, to 0.65% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.


52 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                                9/1/04-2/28/05   9/1/03-8/31/04
Net investment income                                   $1,685           $3,302
Net realized gains                                          --              595
Net unrealized gains or losses                  +         (327)           1,340
                                                --------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                   1,358            5,237

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                    $1,671           $3,274

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                     9/1/04-2/28/05           9/1/03-8/31/04
                                  SHARES         VALUE     SHARES         VALUE
Shares sold                        1,317       $14,960      2,619       $29,632
Shares reinvested                    100         1,135        218         2,453
Shares redeemed                 +   (830)       (9,429)    (2,901)      (32,623)
                                ------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                               587        $6,666        (64)        ($538)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                     9/1/04-2/28/05           9/1/03-8/31/04
                                  SHARES    NET ASSETS     SHARES    NET ASSETS
Beginning of period                7,304       $82,756      7,368       $81,331
Total increase or
decrease                        +    587         6,353        (64)        1,425 a
                                ------------------------------------------------
END OF PERIOD                      7,891       $89,109      7,304       $82,756 b

  Unless stated, all numbers are x 1,000.

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $161 and $147 for the current and prior period, respectively.


                                                         See financial notes. 53

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                 12/16/04 1-
INVESTOR SHARES                                   2/28/05*
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period             10.00
                                                --------------------------------
Income from investment operations:
  Net investment income                             0.04
  Net realized and unrealized losses               (0.02)
                                                --------------------------------
  Total income from investment operations           0.02
Less distributions:
  Dividends from net investment income             (0.04)
Net asset value at end of period                    9.98
                                                --------------------------------
Total return (%)                                    0.22 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                              --
  Gross operating expenses                          0.67 3
  Net investment income                             2.13 3
Portfolio turnover rate                                3 2
Net assets, end of period ($ x 1,000,000)             11

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.


54 See financial notes.

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

                                                 12/16/04 1-
SELECT SHARES                                     2/28/05*
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period             10.00
                                                --------------------------------
Income from investment operations:
  Net investment income                             0.04
  Net realized and unrealized losses               (0.02)
                                                --------------------------------
  Total income from investment operations           0.02
Less distributions:
  Dividends from net investment income             (0.04)
                                                --------------------------------
Net asset value at end of period                    9.98
                                                --------------------------------
Total return (%)                                    0.22 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                              --
  Gross operating expenses                          0.52 3
  Net investment income                             2.14 3
Portfolio turnover rate                                3 2
Net assets, end of period ($ x 1,000,000)            382

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.

                                                         See financial notes. 55

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS as of February 28, 2005, unaudited

This section shows all the securities in the fund's portfolio and their value, as of the report date.

Beginning with the fiscal quarter ended May 31, 2005, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q will be available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

+  Credit-enhanced security

~  Liquidity-enhanced security

=  Delayed-delivery security

@ All or a portion of this security is held as collateral for futures contracts and delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                         COST            VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)       ($x1,000)
--------------------------------------------------------------------------------
106.6%   MUNICIPAL BONDS                                 418,679        417,875

  0.0%   OTHER INVESTMENT
         COMPANIES                                           116            116
--------------------------------------------------------------------------------
106.6%   TOTAL INVESTMENTS                               418,795        417,991

 (6.6)%  OTHER ASSETS AND
         LIABILITIES                                                    (25,856)
--------------------------------------------------------------------------------
100.0%   NET ASSETS                                                     392,135

      ISSUER
      PROJECT                                                                           MATURITY       FACE AMOUNT          VALUE
        TYPE OF SECURITY, SERIES                                             RATE         DATE         ($ x 1,000)       ($ x 1,000)
      ------------------------------------------------------------------------------------------------------------------------------
      MUNICIPAL BONDS  106.6% of net assets

      FIXED-RATE OBLIGATIONS  69.0%
      ------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA  68.2%

   +@ ALAMEDA COUNTY
      Santa Rita Jail
        Refunding Certificates of Participation, Series 1993                5.38%       06/01/09             5,000             5,293

      CALIFORNIA STATE
        Economic Recovery Bonds, Series 2004A                               4.50%       01/01/07             4,285             4,429
        Economic Recovery Bonds, Series 2004A                               5.00%       07/01/07             8,500             8,950
        Economic Recovery Bonds, Series 2004A                               5.00%       01/01/08             5,000             5,308
        Economic Recovery Bonds, Series 2004A                               5.00%       07/01/08            22,145            23,704
        Economic Recovery Bonds, Series 2004B-4                             3.00%       07/01/07             1,000             1,004
        Economic Recovery Bonds, Series 2004B-4                             5.00%       07/01/08            16,500            17,553
        Revenue Anticipation Notes, Series 2004-05A                         3.00%       06/30/05             8,000             8,024
    +   Various Purpose General Obligation Bonds                            8.00%       11/01/07             4,100             4,446

      CALIFORNIA DEPT OF WATER RESOURCES
        Power Supply Revenue Bonds, Series 2002A                            5.50%       05/01/05             1,745             1,754
        Power Supply Revenue Bonds, Series 2002A                            5.50%       05/01/07             1,325             1,400
        Power Supply Revenue Bonds, Series 2002A                            5.50%       05/01/08             3,125             3,363


56 See financial notes.

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

      ISSUER
      PROJECT                                                                           MATURITY       FACE AMOUNT          VALUE
        TYPE OF SECURITY, SERIES                                             RATE         DATE         ($ x 1,000)       ($ x 1,000)

    + CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
      Pooled College & University Projects
        Revenue Bonds, Series 1997A                                         5.05%       04/01/05             1,010             1,013

      CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
      J. David Gladstone Institutes
        Revenue Bonds, Series 2001                                          4.00%       10/01/07             2,000             2,057

      CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
      Southern California Edison Co.
        Pollution Control Refunding Revenue Bonds,
        Series 1985B                                                        2.00%       03/01/06             3,165             3,138
        Pollution Control Refunding Revenue Bonds,
        Series 1985C                                                        2.00%       03/01/06             5,500             5,452
        Pollution Control Refunding Revenue Bonds,
        Series 1986C                                                        2.00%       03/01/06             2,400             2,379

    + CALIFORNIA SCHOOL CASH RESERVE PROGRAM AUTHORITY
        Pool Bonds, Series 2004A                                            3.00%       07/06/05             8,000             8,024

      CALIFORNIA STATE PUBLIC WORKS BOARD
    + Department of Corrections (State Prison-Coalinga)
        Lease Refunding Revenue Bonds, Series 2004D                         4.50%       12/01/07             3,550             3,724
    + University of California
        Lease Revenue Bonds, Series 1997C                                   5.50%       09/01/08             5,185             5,640

      CALIFORNIA STATE UNIVERSITY CHANNEL ISLANDS FINANCING AUTHORITY
    + For-Sale Housing Construction
        Revenue Bonds, 2004A                                                2.50%       08/01/07            15,750            15,720
    + Rental Housing & Town Center
        Revenue Bonds, Series 2004A                                         2.50%       08/01/07            10,000             9,951

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
    + Chadwick School
        Revenue Bonds, Series 2002                                          2.25%       12/01/06             8,000             8,000
      Daughters of Charity Health System
    =   Revenue Bonds, Series 2005F                                         5.00%       07/01/08             1,255             1,321
    =   Revenue Bonds, Series 2005F                                         5.00%       07/01/09             3,030             3,220
    =   Revenue Bonds, Series 2005G                                         5.25%       07/01/11             1,000             1,083
      Kaiser Permanente
        Revenue Bonds, Series 2001A                                         2.55%       01/04/07             7,000             6,954
        Revenue Bonds, Series 2004G                                         2.30%       05/01/07             2,750             2,709
        Revenue Bonds, Series 2004H                                         2.63%       05/01/08             1,245             1,227

      LOS ANGELES CONVENTION & EXHIBITION CENTER AUTHORITY
        Certificates of Participation, Series 1985                          9.00%       12/01/05             6,270             6,586

      LOS ANGELES COUNTY
        Tax & Revenue Anticipation Notes, Series 2004-05A                   3.00%       06/30/05             8,000             8,023

    + LOS ANGELES COUNTY CAPITAL ASSET LEASING CORP.
        Lease Revenue Commercial Paper Notes                                2.03%       04/11/05            10,000            10,000

    + LOS ANGELES COUNTY METROPOLITAN TRANSPORTATION AUTHORITY
        Second Subordinate Sales Tax Revenue Commercial
        Paper Notes, Series A                                               2.03%       04/05/05            10,000            10,000


                                                         See financial notes. 57

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                           MATURITY       FACE AMOUNT          VALUE
        TYPE OF SECURITY, SERIES                                             RATE         DATE         ($ x 1,000)       ($ x 1,000)

      LOS ANGELES COUNTY PUBLIC WORKS FINANCING AUTHORITY
      2005 Master Refunding
   +=   Lease Refunding Revenue Bonds, Series A                             4.00%       12/01/06            10,000            10,270
   +=   Lease Refunding Revenue Bonds, Series A                             5.00%       12/01/08             1,000             1,075

    + MODESTA IRRIGATION DISTRICT FINANCING AUTHORITY
        Refunding Revenue Bonds, Series A                                   6.00%       10/01/15             7,000             7,525

    + ORANGE COUNTY LOCAL TRANSPORTATION AUTHORITY
        Sales Tax Revenue Commercial Paper Notes                            2.04%       04/12/05            10,000            10,000

      SAN BERNARDINO COUNTY
      Medical Center Financing
        Certificates of Participation, Series 1995                          6.50%       08/01/05             2,540             2,638

    ~ SAN FRANCISCO COUNTY TRANSPORTATION AUTHORITY
        Commercial Paper Notes, Series A & B                                2.07%       05/11/05             2,500             2,500

    + SAN GABRIEL VALLEY COUNCIL OF GOVERNMENTS
        Alameda Corridor-East Construction Grant Anticipation
        Notes                                                               1.97%       04/07/05            10,000            10,000

      SANTA CLARA COUNTY FINANCING AUTHORITY
      Measure B
        Special Obligation Bonds, Series 2003                               4.00%       08/01/05             9,605             9,676

      SANTA CLARA VALLEY TRANSPORTATION AUTHORITY
      Measure A
    +   Sales Tax Revenue Bonds, Series 2003                                4.00%       10/02/06             6,000             6,127
    +   Sales Tax Revenue Bonds, Series 2004B                               5.00%       10/02/06             6,000             6,219
                                                                                                                         -----------
                                                                                                                            267,479
      PUERTO RICO 0.8%

      PUERTO RICO
        Public Improvement Refunding Revenue Bonds,
        Series 2003C                                                        5.00%       07/01/08             3,000             3,171

      VARIABLE RATE OBLIGATIONS  37.6%
      ------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA  35.7%

   +~ ASSOCIATION OF BAY AREA GOVERNMENTS
        Lease Revenue Pass-Through Obligations, Series 2003A                1.90%       03/07/05             7,000             7,000

      CALIFORNIA STATE
   ~@   Economic Recovery Bonds, Series 2004C-3                             1.80%       03/01/05            11,000            11,000
    ~   Economic Recovery Bonds, Series 2004C-4                             1.76%       03/01/05             4,000             4,000
        Economic Recovery Bonds, Series 2004C-5                             1.80%       03/01/05             3,965             3,965
    @   Economic Recovery Bonds, Series 2004C-9                             1.76%       03/01/05            17,900            17,900
   +~   Economic Recovery Bonds, Series 2004C-12                            1.83%       03/07/05             2,400             2,400
    +   General Obligation Bonds, Series 2004B-2                            1.60%       03/07/05             6,400             6,400

      CALIFORNIA DEPT OF WATER RESOURCES
    +   Power Supply Revenue Bonds, Series 2002B-1                          1.76%       03/01/05             2,000             2,000
    +   Power Supply Revenue Bonds, Series 2002B-2                          1.78%       03/01/05               100               100
    +   Power Supply Revenue Bonds, Series 2002B-3                          1.76%       03/01/05             3,400             3,400


58 See financial notes.

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

      ISSUER
      PROJECT                                                                           MATURITY       FACE AMOUNT          VALUE
        TYPE OF SECURITY, SERIES                                             RATE         DATE         ($ x 1,000)       ($ x 1,000)

   +~ CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
      California ISO Corp.
        Revenue Bonds, Series 2004A                                         1.83%       03/07/05             5,000             5,000

    + CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
      National Public Radio
        Revenue Bonds, Series 2002                                          1.86%       03/07/05             6,200             6,200

    + DIAMOND BAR PUBLIC FINANCING AUTHORITY
      Community/Senior Center
        Lease Revenue Bonds, Series 2002A                                   1.95%       03/07/05             4,000             4,000

    + IRVINE ASSESSMENT DISTRICT
        Limited Obligation Improvement Bonds, Series 1999                   1.77%       03/01/05             4,400             4,400

    + IRVINE PUBLIC FACILITIES AUTHORITY
      Capital Improvements
        Lease Revenue Bonds, Series 1985                                    1.95%       03/07/05            10,330            10,330

   ~@ LOS ANGELES DEPT OF WATER & POWER
        Power System Revenue Bonds, Series 2001B-1                          1.82%       03/07/05             6,000             6,000

    + MOUNT SAN JACINTO WINTER PARK AUTHORITY
      Palm Springs Aerial Tramway
        Certificates of Participation, Series 1998                          1.86%       03/07/05             4,000             4,000

    + ORANGE COUNTY
      Vintage Woods
        Apartment Development Refunding Revenue Bonds,
        Series 1998H                                                        1.83%       03/07/05             3,500             3,500

    + ORANGE COUNTY HOUSING AUTHORITY
      Lantern Pines
        Apartment Development Revenue Bonds, Series 1985CC                  1.87%       03/07/05             6,200             6,200

   +~ SAN BERNARDINO COUNTY
      Medical Center Financing
        Certificates of Participation, Series 1998                          1.81%       03/07/05             2,000             2,000

      SOUTHERN CALIFORNIA METROPOLITAN WATER DISTRICT
    @   Water Refunding Revenue Bonds, Series 2003 C-1                      1.81%       03/07/05            10,000            10,000
        Water Revenue Bonds Authorization, Series 2000B-3                   1.80%       03/01/05             2,600             2,600

      SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY
      Transmission Project
        Subordinate Refunding Revenue Bonds, Series 1991                    1.81%       03/07/05             8,100             8,100

  +~@ SUNNYVALE
      Government Center Site Acquisition
        Certificates of Participation, Series 2001A                         1.83%       03/07/05             6,200             6,200

    + UNION CITY
      Greenhaven Apartments
        Multi-Family Housing Refunding Revenue Bonds,
        Series 1997A                                                        1.83%       03/07/05             3,000             3,000
                                                                                                                         -----------
                                                                                                                             139,695


                                                         See financial notes. 59

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                           MATURITY       FACE AMOUNT          VALUE
        TYPE OF SECURITY, SERIES                                             RATE         DATE         ($ x 1,000)       ($ x 1,000)
      PUERTO RICO  1.9%

      PUERTO RICO
   +~ Public Improvement Bonds Series 2000                                  1.86%       03/07/05             1,930             1,930
   +~ Public Improvement Bonds Series 2001A                                 1.89%       03/07/05             5,600             5,600
                                                                                                                         -----------
                                                                                                                               7,530
      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES  0.0% of net assets

      PROVIDENT INSTITUTIONAL FUNDS --
      CALIFORNIA MONEY FUND PORTFOLIO  115,980                                                                                   116

END OF INVESTMENTS.

In addition to the above, the fund held the following at 2/28/05. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                               Number of             Contract         Unrealized
                               Contracts               Value             Gains
2 Year, Short
U.S. Treasury Note,
expires 6/30/05                       75               15,554                 42


60 See financial notes.

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

Statement of
ASSETS AND LIABILITIES
As of February 28, 2005; unaudited. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                  $417,991 a
Receivables:
  Fund shares sold                                                          584
  Investments sold                                                        5,001
  Interest                                                                2,497
  Due from adviser                                                           13
  Due from broker for futures                                                16
Prepaid expenses                                                    +         2
                                                                    ------------
TOTAL ASSETS                                                            426,104

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                      587
  Dividends to shareholders                                                 169
  Investments bought                                                     33,184
Accrued expenses                                                    +        29
                                                                    ------------
TOTAL LIABILITIES                                                        33,969

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            426,104
TOTAL LIABILITIES                                                   -    33,969
                                                                    ------------
NET ASSETS                                                             $392,135

NET ASSETS BY SOURCE
Capital received from investors                                         392,855
Net investment income not yet distributed                                    11
Net realized capital gains                                                   31 b
Net unrealized capital losses                                              (762) b

NET ASSET VALUE (NAV) BY SHARE CLASS

                                              SHARES
SHARE CLASS         NET ASSETS     /     OUTSTANDING     =      NAV
Investor Shares        $10,546                 1,057          $9.98
Select Shares         $381,589                38,237          $9.98

  Unless stated, all numbers x 1,000.

a The amortized cost of the fund's securities was $418,795. Not counting short-term obligations, the fund's security transactions during the period were:

  Purchases                   $207,204
  Sales/maturities              $3,014

  The fund's total security transactions with other Schwab Funds during the period were $249,449.

b These derive from investments and futures.

FEDERAL TAX DATA
--------------------------------------------------
PORTFOLIO COST                           $418,784

NET UNREALIZED GAINS AND LOSSES:
Gains                                         $44
Losses                                +      (837)
                                      -----------
                                            ($793)


                                                         See financial notes. 61

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

Statement of
OPERATIONS
From December 16, 2004 (commencement of operations) through February 28, 2005; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $1,145

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on futures sold                                           31

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                       (804)
Net unrealized gains on futures contracts                             +      42
                                                                      ----------
NET UNREALIZED LOSSES                                                      (762)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   187 a
Transfer agent and shareholder service fees
  Investor Shares                                                             4 b
  Select Shares                                                              52 b
Trustees' fees                                                                2 c
Custodian and portfolio accounting fees                                      11
Professional fees                                                             6
Registration fees                                                             9
Shareholder reports                                                           9
Other expenses                                                        +       1
                                                                      ----------
Total expenses                                                              281
Expense reduction                                                     -    (281) d
                                                                      ----------
NET EXPENSES                                                                 --

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   1,145
TOTAL EXPENSES                                                        -      --
                                                                      ----------
NET INVESTMENT INCOME                                                     1,145
NET REALIZED GAINS                                                           31 e
NET UNREALIZED LOSSES                                                 +    (762) e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                     $414

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.35% of the first
  $500 million and 0.30% of assets beyond that. These fees are paid to Charles Schwab Investments Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the fund's assets of each respective share class. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d Includes $221 from the investment advisor (CSIM) and $56 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab that through May 1, 2005 the annual operating expenses will equal 0.00% for both Investor and Select Shares. For the period May 2, 2005 through at least November 15, 2005, CSIM and Schwab have guaranteed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) to 0.64% for Investor Shares and 0.49% for Select Shares.

e These add up to a net loss on investments of $731.


62 See financial notes.

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

Statements of
CHANGES IN NET ASSETS
For the current report period only. Because the fund commenced operations on December 16, 2004, it has no prior report period. All numbers are x 1,000.

Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                                               12/16/04-2/28/05
Net investment income                                                    $1,145
Net realized gains                                                           31
Net unrealized losses                                        +             (762)
                                                             -------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                      414

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                                              33
Select Shares                                                +            1,101
                                                             -------------------
TOTAL DIVIDENDS FROM NET INVESTMENT
INCOME                                                                   $1,134

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                                            12/16/04-2/28/05
                                                         SHARES           VALUE
SHARES SOLD
Investor Shares                                           1,249         $12,485
Select Shares                                         +  42,316         423,048
                                                      --------------------------
TOTAL SHARES SOLD                                        43,565        $435,533

SHARES REINVESTED
Investor Shares                                               2             $25
Select Shares                                         +      75             752
                                                      --------------------------
TOTAL SHARES REINVESTED                                      77            $777

SHARES REDEEMED
Investor Shares                                            (194)        ($1,944)
Select Shares                                         +  (4,154)        (41,511)
                                                      --------------------------
TOTAL SHARES REDEEMED                                    (4,348)       ($43,455)

NET TRANSACTIONS IN FUND
SHARES                                                   39,294        $392,855

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                                           12/16/04-2/28/05
                                                         SHARES      NET ASSETS
Beginning of period                                          --             $--
Total increase                                        +  39,294         392,135 a
                                                      -------------------------
END OF PERIOD                                            39,294        $392,135 b

  Unless stated, all numbers x 1,000.

a Figures for shares represent shares sold plus shares reinvested minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $11.


                                                         See financial notes. 63

SCHWAB CALIFORNIA SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                    9/1/04-    9/1/03-    9/1/02-    9/1/01-   9/1/00-    9/1/99-
                                                   2/28/05*    8/31/04    8/31/03    8/31/02   8/31/01    8/31/00
-------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               10.63      10.57       10.66      10.51     10.22      10.09
                                                   ----------------------------------------------------------------
Income from investment operations:
     Net investment income                            0.16       0.31        0.32       0.34      0.40       0.39
     Net realized and unrealized gains or losses     (0.13)      0.06       (0.09)      0.15      0.29       0.13
                                                   ----------------------------------------------------------------
     Total income from investment operations          0.03       0.37        0.23       0.49      0.69       0.52
Less distributions:
     Dividends from net investment income            (0.16)     (0.31)      (0.32)     (0.34)    (0.40)     (0.39)
                                                   ----------------------------------------------------------------
Net asset value at end of period                     10.50      10.63       10.57      10.66     10.51      10.22
                                                   ----------------------------------------------------------------
Total return (%)                                      0.29 1     3.59        2.15       4.66      6.95       5.32

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
     Net operating expenses                           0.61 2     0.61        0.58       0.49      0.49       0.50 3
     Gross operating expenses                         0.61 2     0.61        0.60       0.66      0.67       0.71
     Net investment income                            3.06 2     2.97        2.96       3.29      3.83       3.91
Portfolio turnover rate                                 --         17          11         17        30         42
Net assets, end of period ($ x 1,000,000)              149        164         174        184       145        124

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.


64 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of February 28, 2005, unaudited

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

+ Credit-enhanced security

~ Liquidity-enhanced security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                            COST         VALUE
HOLDINGS BY CATEGORY                                     ($x1,000)     ($x1,000)
--------------------------------------------------------------------------------
 98.7%   MUNICIPAL BONDS                                   143,482       147,398
--------------------------------------------------------------------------------
 98.7%   TOTAL INVESTMENTS                                 143,482       147,398

  1.3%   OTHER ASSETS AND
         LIABILITIES                                                       1,935
--------------------------------------------------------------------------------
100.0%   NET ASSETS                                                      149,333

     ISSUER
     PROJECT                                                                        MATURITY    FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                          RATE       DATE      ($ x 1,000)    ($ x 1,000)
     MUNICIPAL BONDS 98.7% of net assets

     FIXED-RATE OBLIGATIONS 96.8%
     ----------------------------------------------------------------------------------------------------------------------
     CALIFORNIA 92.5%

     ALAMEDA COUNTY
     Refunding & Capital Projects
   +     Certificates of Participation, Series 1998A                       5.00%    12/01/06          3,480          3,633
   +     Certificates of Participation, Series 2001A                       5.38%    12/01/09          5,000          5,552

   + ASSOCIATION OF BAY AREA GOVERNMENTS
     Brandeis Hillel Day School Project
            Revenue Bonds, Series 2001                                     3.75%    08/01/31          4,000          4,069

   + BURBANK UNIFIED SCHOOL DISTRICT
     Election of 1997
         General Obligation Bonds, Series C                                3.00%    08/01/06          1,820          1,836

     CALIFORNIA STATE
   +     Economic Recovery Bonds Series 2004A                              5.25%    07/01/14          3,000          3,364
   +     Federal Highway Grant Anticipation Bonds, Series 2004A            5.00%    02/01/08          1,360          1,450
         General Obligation Bonds, Series 1992                             6.30%    09/01/06          2,235          2,355
   +     General Obligation Bonds, Series 1998                             5.50%    12/01/11          1,665          1,891
         General Obligation Bonds, Series 2001                             4.00%    11/01/05          1,000          1,011
         General Obligation Bonds, Series 2002                             5.25%    02/01/11          3,500          3,850
   +     General Obligation Refunding Bonds, Series 2002                   5.00%    02/01/12          4,000          4,401

     CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002A                          5.50%    05/01/10          1,315          1,452


                                                         See financial notes. 65

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

     ISSUER
     PROJECT                                                                        MATURITY    FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                          RATE       DATE      ($ x 1,000)    ($ x 1,000)
     CALIFORNIA HEALTH FACILITIES FINANCE AUTHORITY
     Kaiser Permanente
         Revenue Bonds, Series 1998B                                       5.00%    10/01/08          2,500          2,702

     CALIFORNIA POLLUTION CONTROL FINANCE AUTHORITY
     Waste Management, Inc. Project
         Solid Waste Disposal Revenue Bonds, Series 2002B                  4.45%    07/01/05          2,000          2,007

     CALIFORNIA STATE PUBLIC WORKS BOARD
   +     Energy Efficiency Refunding Revenue Bonds,
         Series 1998B                                                      4.00%    09/01/06          1,155          1,179

   + UCLA Replacement Hospitals
         Lease Revenue Bonds, Series 2002A                                 4.75%    10/01/09          3,005          3,226
     University of California
         Lease Refunding Revenue Bonds, Series 1998A                       5.25%    12/01/07          2,000          2,137

     CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
     Kaiser Permanente
         Revenue Bonds, Series 2002D                                       4.35%    03/01/07          2,000          2,054
   + Sherman Oaks
         Refunding Revenue Bonds, Series 1998A                             5.00%    08/01/06          2,500          2,587

   + EL DORADO COUNTY PUBLIC AGENCY FINANCING AUTHORITY
         Revenue Bonds, Series 1996                                        5.60%    02/15/12          3,000          3,154

     FREMONT UNION HIGH SCHOOL DISTRICT
     Election of 1998
         General Obligation Bonds, Series 2000B                            5.75%    09/01/08          1,520          1,678

     INTERMODAL CONTAINER TRANSFER FACILITY JOINT POWERS AUTHORITY
   +     Refunding Revenue Bonds, Series 1999A                             5.00%    11/01/08          1,210          1,305
   +     Refunding Revenue Bonds, Series 1999A                             5.00%    11/01/09          1,375          1,502

     LONG BEACH
         Harbor Revenue Bonds, Series 2000A                                5.50%    05/15/10          4,000          4,379

   + LONG BEACH HARBOR FACILITIES CORP.
         Harbor Refunding Revenue Bonds, Series 1998A                      5.50%    05/15/05          3,985          4,009

     LOS ANGELES COMMUNITY REDEVELOPMENT AGENCY
   +     Pooled Financing Refunding Revenue Bonds,
         Series 1998F                                                      5.00%    09/01/07            810            858
     Bunker Hill Project
         Subordinate Lien Tax Allocation Bonds, Series 2004                4.00%    03/01/10          1,950          1,968

   + LOS ANGELES STATE BUILDING AUTHORITY
     California Department of General Services
         Lease Refunding Revenue Bonds, Series 1993A                       5.63%    05/01/11          3,500          3,890

     LOS ANGELES UNIFIED SCHOOL DISTRICT
     Election of 1997
         General Obligation Bonds, Series 2000D                            5.50%    07/01/10          4,000          4,460

     NORTHERN CALIFORNIA POWER AGENCY
     Geothermal Project No. 3
         Refunding Revenue Bonds, Series 1993A                             5.60%    07/01/06          2,000          2,084

     OAKLAND
     Oakland Museum
   +     Refunding Certificates of Participation, Series 2002A             5.00%    04/01/10          2,015          2,209
   +     Refunding Certificates of Participation, Series 2002A             5.00%    04/01/11          1,460          1,609


66 See financial notes.

   SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

     ISSUER
     PROJECT                                                                        MATURITY    FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                          RATE       DATE      ($ x 1,000)    ($ x 1,000)
   + OCEANSIDE COMMUNITY DEVELOPMENT COMMISSION
     Vista del Ora Apartments
         Multi-Family Rental Housing Refunding
         Revenue Bonds, Series 2001A                                       4.45%    04/01/31          1,250          1,303

   + ORANGE COUNTY
         Recovery Certificates of Participation, Series 1996A              6.00%    07/01/08          3,000          3,306

   + PORT OF OAKLAND
         Revenue Bonds, Series 2000K                                       5.50%    11/01/08          3,000          3,240

   + RANCHO CALIFORNIA WATER DISTRICT FINANCING AUTHORITY
         Refunding Revenue Bonds, Series 1995                              5.88%    11/01/10          1,500          1,567

   + REDDING JOINT POWERS FINANCING AUTHORITY
         Electric System Revenue Bonds, Series 1996A                       5.50%    06/01/11          2,000          2,113

     RIVERSIDE
     Capital Improvement Projects
   +     Certificates of Participation, Series 2003                        5.00%    09/01/14          1,470          1,617
   +     Certificates of Participation, Series 2003                        5.00%    09/01/15          1,545          1,688

   + RIVERSIDE COUNTY ASSET LEASING CORP
     Riverside County Hospital Project
         Leasehold Revenue Bonds, Series 2003A                             5.00%    06/01/09          2,555          2,766

     SACRAMENTO FINANCE AUTHORITY
         Refunding Revenue Bonds, Series 2002                              4.50%    07/01/08          2,865          3,003

   + SAN BERNARDINO COUNTY
         Multi-Family Housing Refunding Revenue Bonds,
         Series 2001A                                                      4.45%    05/01/31          1,300          1,397

   + SAN DIEGO UNIFIED SCHOOL DISTRICT
     Election of 1998
         General Obligation Bonds, Series 2004F                            5.00%    07/01/15          1,095          1,205

     SAN FRANCISCO AIRPORTS COMMISSION
     San Francisco International Airport
   +     Second Series Revenue Bonds, Issue 15A                            5.50%    05/01/09          2,000          2,164
   +     Second Series Revenue Bonds, Issue 22                             5.25%    05/01/11          3,065          3,291

     SAN FRANCISCO BAY AREA TRANSIT FINANCING AUTHORITY
         Bridge Toll Notes, Series 1999                                    5.00%    02/01/07            500            516

     SAN FRANCISCO STATE UNIVERSITY
     Auxiliary Organization
         Student Housing Revenue Bonds, Series 1999                        4.30%    07/01/05            540            543
         Student Housing Revenue Bonds, Series 1999                        5.00%    07/01/08            400            420

   + SAN JOSE
         Airport Refunding Revenue Bonds, Series 2002B                     5.00%    03/01/11          2,625          2,823

   + SAN JOSE REDEVELOPMENT AGENCY
     Merged Area Redevelopment Project
         Tax Allocation Bonds, Series 2002                                 4.00%    08/01/10          5,000          5,256

   + SANTA CLARA
         Insurance Funding Bonds, Series 1987                              3.25%    04/01/12          3,000          3,003

     SANTA CLARA COUNTY FINANCING AUTHORITY
     Measure B
         Special Obligation Bonds, Series 2003                             4.00%    08/01/05          4,000          4,029


                                                         See financial notes. 67

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

     ISSUER
     PROJECT                                                                        MATURITY    FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                          RATE       DATE      ($ x 1,000)    ($ x 1,000)
   + Multi-Facilities Projects
       Lease Revenue Bonds, Series 2000B                                   5.50%    05/15/05          3,290          3,313
   + VMC Facility Replacement Projects
       Lease Revenue Bonds, Series 1994A                                   7.75%    11/15/10          1,000          1,233

   + TEMECULA VALLEY UNIFIED SCHOOL DISTRICT
       General Obligation Refunding Bonds, Series 2004                     6.00%    08/01/07          1,000          1,079

     VERNON
     Malburg Generating Station Project
         Electric System Revenue Bonds, Series 2003C                       5.00%    04/01/11          1,320          1,415
         Electric System Revenue Bonds, Series 2003C                       5.25%    04/01/15          1,905          2,056
                                                                                                               -----------
                                                                                                                   138,207
     PUERTO RICO 4.3%

   + PUERTO RICO AQUEDUCT & SEWERAGE AUTHORITY
         Refunding Bonds, Series 1995                                      6.00%    07/01/06          3,000          3,141

   + PUERTO RICO ELECTRIC POWER AUTHORITY
         Power Refunding Revenue Bonds, Series CC                          5.50%    07/01/08          3,000          3,224
                                                                                                               -----------
                                                                                                                     6,365

     VARIABLE RATE OBLIGATIONS 1.9%
     ---------------------------------------------------------------------------------------------------------------------
     CALIFORNIA 1.9%

   + CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002B-2                        1.78%    03/01/05            250            250

  +~ FONTANA UNIFIED SCHOOL DISTRICT
     School Facility Bridge Funding Program
         Certificates of Participation, Series 2004B                       3.00%    03/01/05          1,250          1,254

   + LOS ANGELES
     American Academy of Dramatic Arts
         Certificates of Participation, Series 2000A                       4.70%    11/01/05          1,300          1,322
                                                                                                               -----------
                                                                                                                     2,826

END OF INVESTMENTS.


68 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of February 28, 2005; unaudited. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                  $147,398 a
Receivables:
   Fund shares sold                                                         321
   Interest                                                               1,821
Prepaid expenses                                                     +        2
                                                                     -----------
TOTAL ASSETS                                                            149,542

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Due to custodian                                                           8
   Fund shares redeemed                                                      45
   Dividends to shareholders                                                107
   Investment adviser and administrator fees                                  4
   Transfer agent and shareholder service fees                                3
Accrued expenses                                                     +       42
                                                                     -----------
TOTAL LIABILITIES                                                           209

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            149,542
TOTAL LIABILITIES                                                    -      209
                                                                     -----------
NET ASSETS                                                             $149,333

NET ASSETS BY SOURCE
Capital received from investors                                         145,453
Net investment income not yet distributed                                    11
Net realized capital losses                                                 (47)
Net unrealized capital gains                                              3,916

NET ASSET VALUE (NAV)

                  SHARES
NET ASSETS   /    OUTSTANDING   =   NAV
$149,333          14,227            $10.50

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $143,482.

  Not counting short-term obligations, the fund's security transactions during the period were:

  Purchases                     $--
  Sales/maturities           $3,668

  The fund's total security transactions with other Schwab Funds during the period were $15,283.

FEDERAL TAX DATA
-------------------------------------------------
PORTFOLIO COST                          $143,470

NET UNREALIZED GAINS AND LOSSES:
Gains                                     $4,056
Losses                                +     (128)
                                      -----------
                                          $3,928

AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                           $116
Long-term capital gains                      $--

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2008                                       $28
  2012                                +       10
                                      -----------
                                             $38

DEFERRED CAPITAL LOSSES                      $22


                                                         See financial notes. 69

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2004 through February 28, 2005; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $2,865

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                       13

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                     (2,020)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   234 a
Transfer agent and shareholder service fees                                 195 b
Trustees' fees                                                                4 c
Custodian and portfolio accounting fees                                       7
Professional fees                                                            15
Registration                                                                  1
Shareholder reports                                                          11
Other expenses                                                         +      9
                                                                       ---------
TOTAL EXPENSES                                                              476 d

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   2,865
TOTAL EXPENSES                                                         -    476
                                                                       ---------
NET INVESTMENT INCOME                                                     2,389
NET REALIZED GAINS                                                           13 e
NET UNREALIZED LOSSES                                                  + (2,020) e
                                                                       ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                     $382

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investments Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d CSIM and Schwab have guaranteed that the annual operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.65% of the fund's average daily net assets through November 15, 2005.

e These add up to a net loss on investments of $2,007.


70 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                            9/1/04-2/28/05       9/1/03-8/31/04
Net investment income                               $2,389               $5,034
Net realized gains or losses                            13                  (47)
Net unrealized gains or losses              +       (2,020)                 896
                                            ------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                 382                5,883

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                $2,388               $5,029

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                 9/1/04-2/28/05               9/1/03-8/31/04
                              SHARES         VALUE         SHARES         VALUE
Shares sold                    1,095       $11,599          4,542       $48,371
Shares reinvested                159         1,678            361         3,835
Shares redeemed             + (2,408)      (25,490)        (5,948)      (63,157)
                           -----------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                        (1,154)     ($12,213)        (1,045)     ($10,951)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                 9/1/04-2/28/05               9/1/03-8/31/04
                              SHARES    NET ASSETS         SHARES    NET ASSETS
Beginning of period           15,381      $163,552         16,426      $173,649
Total decrease              + (1,154)      (14,219)        (1,045)      (10,097) a
                           ---------------------------- ------------------------
END OF PERIOD                 14,227      $149,333         15,381      $163,552 b

  Unless stated, all numbers are x 1,000.

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $11 and $10 for the current and prior period, respectively.


                                                         See financial notes. 71

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                 9/1/04-     9/1/03-     9/1/02-     9/1/01-     9/1/00-     9/1/99-
                                                                2/28/05*     8/31/04     8/31/03     8/31/02     8/31/01     8/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                            11.78       11.45       11.69       11.63       11.06      10.82
                                                                --------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.25        0.50        0.49        0.53        0.55       0.55
  Net realized and unrealized gains or losses                      0.06        0.33       (0.24)       0.05        0.57       0.24
                                                                --------------------------------------------------------------------
  Total income from investment operations                          0.31        0.83        0.25        0.58        1.12       0.79
Less distributions:
  Dividends from net investment income                            (0.25)      (0.50)      (0.49)      (0.52)      (0.55)     (0.55)
  Distributions from net realized gains                           (0.05)         --          --          --          --         --
                                                                --------------------------------------------------------------------
  Total distributions                                             (0.30)      (0.50)      (0.49)      (0.52)      (0.55)     (0.55)
                                                                --------------------------------------------------------------------
Net asset value at end of period                                  11.79       11.78       11.45       11.69       11.63      11.06
                                                                --------------------------------------------------------------------
Total return (%)                                                   2.60 1      7.36        2.14        5.14       10.38       7.67

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                           0.61 2      0.61        0.58        0.49        0.49       0.50 3
  Gross operating expenses                                         0.61 2      0.61        0.60        0.64        0.65       0.69
  Net investment income                                            4.26 2      4.30        4.16        4.58        4.86       5.19
Portfolio turnover rate                                               0 1,4      15          29          34          37         36
Net assets, end of period ($ x 1,000,000)                           189         180         194         238         215        179

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.

4 Portfolio turnover rate is less than 1%.


72 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of February 28, 2005, unaudited

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

=  Delayed-delivery security

+  Credit-enhanced security

~  Liquidity-enhanced security

@ All or a portion of this security is held as collateral for delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                          COST           VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)       ($x1,000)
--------------------------------------------------------------------------------
101.0%  MUNICIPAL BONDS                                  179,226        190,396

  0.0%  OTHER INVESTMENT
        COMPANIES                                             79             79
--------------------------------------------------------------------------------
101.0%  TOTAL INVESTMENTS                                179,305        190,475

(1.0)%  OTHER ASSETS AND
        LIABILITIES                                                      (1,859)
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                      188,616

       ISSUER
       PROJECT                                                                          MATURITY      FACE AMOUNT           VALUE
         TYPE OF SECURITY, SERIES                                             RATE        DATE        ($ x 1,000)        ($ x 1,000)
       MUNICIPAL BONDS 101.0% of net assets

       FIXED-RATE OBLIGATIONS 97.3%
       -----------------------------------------------------------------------------------------------------------------------------
       CALIFORNIA 97.3%

     + ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY
         Senior Lien Revenue Bonds, Series 1999A                             5.13%      10/01/16            1,170              1,280

     + ALAMEDA COUNTY
       Alameda County Medical Center Project
         Certificates of Participation, Series 1998                          5.38%      06/01/18            3,400              3,669

     + ANAHIEM PUBLIC FINANCING AUTHORITY
         Senior Lease Revenue Bonds, Series 1997A                            6.00%      09/01/24            5,000              6,058

       ASSOCIATION OF BAY AREA GOVERNMENTS
     + Brandeis Hillel Day School Project
         Revenue Bonds, Series 2001                                          3.75%      08/01/31            1,700              1,729
     + Redevelopment Agency Pool
         Tax Allocation Revenue Bonds, Series 1997A-6                        5.25%      12/15/17            1,200              1,303
       Lytton Gardens, Inc.
         Revenue Certificates of Participation, Series 1999                  6.00%      02/15/30            3,000              3,201
       Schools of the Sacred Heart - San Francisco
         Revenue Bonds, Series 2000A                                         6.45%      06/01/30            1,500              1,609


                                                         See financial notes. 73

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

       ISSUER
       PROJECT                                                                          MATURITY      FACE AMOUNT           VALUE
         TYPE OF SECURITY, SERIES                                             RATE        DATE        ($ x 1,000)        ($ x 1,000)
     + BREA OLINDA UNIFIED SCHOOL DISTRICT
         General Obligation Bonds, Series 1999A                              5.60%      08/01/20            1,000              1,117

       BURBANK PUBLIC FINANCE AUTHORITY
       Golden State Redevelopment Project
     +   Revenue Bonds, Series 2003A                                         5.25%      12/01/17            2,825              3,143
     +   Revenue Bonds, Series 2003A                                         5.25%      12/01/18            2,175              2,409

       CALIFORNIA STATE
         General Obligation Bonds, Series 2000                               5.63%      05/01/18            1,000              1,123
         Various Purpose General Obligation Bonds                            5.25%      11/01/17            3,000              3,297
     + Department of Veterans Affairs
         Home Purchase Revenue Bonds, Series 2002A                           5.30%      12/01/21            5,000              5,246

       CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002A                            5.75%      05/01/17            3,000              3,374

       CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
       California College of Arts and Crafts
         Revenue Bonds, Series 2001                                          5.75%      06/01/25            1,800              1,896
       Pepperdine University
         Revenue Bonds, Series 2000                                          5.75%      09/15/30            3,000              3,262

       CALIFORNIA HEALTH FACILITIES FINANCE AUTHORITY
       Cedars-Sinai Medical Center
         Revenue Bonds, Series 1999A                                         6.13%      12/01/19            2,750              3,038
     + Childrens Hospital - San Diego
         Hospital Revenue Refunding Revenue Bonds,
         Series 1996                                                         5.38%      07/01/16            5,180              5,471

       CALIFORNIA HOUSING FINANCE AGENCY
         Multi-Unit Rental Housing Revenue Bonds II,
         Series 1992B                                                        6.70%      08/01/15              865                882

       CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK
       J. David Gladstone Institutes
         Revenue Bonds, Series 2001                                          5.50%      10/01/19            1,250              1,367

       CALIFORNIA PUBLIC WORKS BOARD
       Department of Corrections
         Lease Revenue Bonds, Series 2003                                    5.50%      06/01/17            6,970              7,702

       CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
     +   Collateralized Revenue Bonds, Series 2001A                          7.00%      04/20/36            4,000              4,533
       Cedars-Sinai Medical Center
         Hospital Revenue Certificates of Participation, Series 1992         6.50%      08/01/15              365                366
       Daughters of Charity Health System
     =   Revenue Bonds, Series 2005A                                         5.25%      07/01/24            1,500              1,573
     =   Revenue Bonds, Series 2005G                                         5.00%      07/01/22            1,000              1,035
     =   Revenue Bonds, Series 2005H                                         5.25%      07/01/25            1,000              1,045
     @ Internext Group
         Certificates of Participation, Series 1999                          5.38%      04/01/17            5,000              5,131
       Kaiser Permanente
         Revenue Bonds, Series 2002D                                         4.35%      03/01/07            2,000              2,054

     + COLTON PUBLIC FINANCE AUTHORITY
         Special Tax Revenue Bonds, Series 1996                              5.45%      09/01/19            3,020              3,204


74 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

       ISSUER
       PROJECT                                                                          MATURITY      FACE AMOUNT           VALUE
         TYPE OF SECURITY, SERIES                                             RATE        DATE        ($ x 1,000)        ($ x 1,000)
       CONTRA COSTA COUNTY PUBLIC FINANCING AUTHORITY
         Tax Allocation Revenue Bonds, Series 2003A                          5.63%      08/01/33            5,000              5,188

       EAST BAY MUNICIPAL UTILITY DISTRICT
       Water System
         Subordinate Revenue Bonds, Series 1998                              5.25%      06/01/19            2,600              2,791

     + ESCONDIDO
         Revenue Certificates of Participation, Series 2000A                 6.00%      09/01/31            1,945              2,179

       FONTANA REDEVELOPMENT AGENCY
       Jurupa Hills Redevelopment Project
         Tax Allocation Refunding Bonds, Series 1997A                        5.50%      10/01/19            3,500              3,682

     + FOOTHILL-EASTERN TRANSPORTATION CORRIDOR AGENCY
         Toll Road Refunding Revenue Bonds, Series 1999                      5.13%      01/15/19            5,000              5,333

     + HUNTINGTON BEACH
       Capital Improvement Financing Project
         Lease Revenue Bonds, Series 2000A                                   5.50%      09/01/20            1,500              1,653

     + INGLEWOOD REDEVELOPMENT AGENCY
       Merged Redevelopment Project
         Tax Allocation Refunding Revenue Bonds, Series 1998A                5.25%      05/01/16            1,000              1,125

     + LOS ANGELES MUNICIPAL IMPROVEMENT CORP.
       Los Angeles Central Library Project
         Leasehold Refunding Revenue Bonds, Series 2003A                     5.25%      06/01/13            3,730              4,180

     + LYNWOOD PUBLIC FINANCING AUTHORITY
       Public Capital Improvement Project
         Lease Refunding Revenue Bonds, Series 2003                          5.00%      09/01/18            1,000              1,083

       OAKLAND JOINT POWER FINANCING AUTHORITY
         Reassessment Revenue Bonds, Series 1999                             5.50%      09/02/24              990              1,060

     + OAKLAND REDEVELOPMENT AGENCY
       Central District Redevelopment Project
         Subordinated Tax Allocation Bonds, Series 2003                      5.50%      09/01/14            1,615              1,830

     + ORANGE COUNTY
         Recovery Certificates of Participation, Series 1996A                5.70%      07/01/10            1,450              1,538

     + PORT OF OAKLAND
         Revenue Bonds, Series 2000K                                         5.75%      11/01/29            3,500              3,773

     @ RIVERSIDE COUNTY PUBLIC FINANCE AUTHORITY
       Riverside County Redevelopment Projects
         Tax Allocation Revenue Bonds, Series 1997A                          5.63%      10/01/33            4,905              5,057

       SACRAMENTO COUNTY SANITATION DISTRICT
         Revenue Bonds, Series 2000A                                         5.88%      12/01/27            1,000              1,038

       SACRAMENTO FINANCE AUTHORITY
    +@   Capital Improvement Revenue Bonds, Series 1999                      5.88%      12/01/29            3,000              3,365
     +   Revenue Bonds, Series 2002A                                         5.38%      12/01/20            2,875              3,205
     + California EPA Building Project
         Lease Revenue Bonds, Series 1998A                                   5.25%      05/01/19            1,575              1,708

     + SALINAS VALLEY SOLID WASTE AUTHORITY
         Revenue Bonds, Series 2002                                          5.13%      08/01/22            2,210              2,327


                                                         See financial notes. 75

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

       ISSUER
       PROJECT                                                                          MATURITY      FACE AMOUNT           VALUE
         TYPE OF SECURITY, SERIES                                             RATE        DATE        ($ x 1,000)        ($ x 1,000)
       SAN DIEGO REDEVELOPMENT AGENCY
       Horton Plaza Redevelopment Project
         Subordinate Tax Allocation Bonds, Series 2000                       5.80%      11/01/21            2,500              2,704

       SAN FRANCISCO AIRPORTS COMMISSION
       San Francisco International Airport
    +@   Second Series Revenue Bonds, Issue 11                               6.20%      05/01/05            1,500              1,525
     +   Second Series Revenue Bonds, Issue 12B                              5.63%      05/01/21            2,000              2,089
     +   Second Series Revenue Bonds, Issue 22                               5.00%      05/01/19            2,000              2,079
     +   Second Series Revenue Bonds, Issue 30                               5.00%      05/01/17            2,000              2,173

       SAN FRANCISCO BAY AREA RAPID TRANSIT
     +   Sales Tax Revenue Bonds, Series 1999                                5.50%      07/01/26            1,000              1,104
     +   Sales Tax Revenue Bonds, Series 1999                                5.50%      07/01/34            2,500              2,761

     + SAN FRANCISCO PORT COMMISSION
         Refunding Revenue Bonds, Series 2004                                4.00%      07/01/08            1,200              1,249

       SAN FRANCISCO STATE UNIVERSITY
       Auxilary Organization
         Student Housing Revenue Bonds, Series 1999                          5.20%      07/01/19            1,150              1,187

     + SAN LUIS OBISPO COUNTY FINANCE AUTHORITY
       Lopez Dam
         Improvement Revenue Bonds, Series 2000A                             5.38%      08/01/24            1,000              1,074

    +@ SANTA ANA UNIFIED SCHOOL DISTRICT
       Election of 1999
         General Obligation Bonds, Series 2000                               5.70%      08/01/29            6,000              6,692

     + SANTA CLARA COUNTY FINANCING AUTHORITY
       VMC Facility Replacement Projects
         Lease Revenue Bonds, Series 1994A                                   7.75%      11/15/10            1,460              1,800

     + SANTA CLARA REDEVELOPMENT AGENCY
       Bayshore North Project
         Tax Allocation Revenue Refunding Bonds, Series 1992                 7.00%      07/01/10            1,500              1,696

     + SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
         Special Tax Revenue Bonds, Series 1999A                             5.25%      08/15/18            3,095              3,351

       STOCKTON COMMUNITY FACILITIES DISTRICT
       Mello Roos
         Revenue Bonds, Series 1998A                                         5.80%      09/01/14            5,875              6,258

     + TAFT CITY ELEMENTARY SCHOOL DISTRICT
         General Obligation Bonds, Series 2001A                              4.90%      08/01/20            1,080              1,145

     + TRI CITY HOSPITAL DISTRICT
         Refunding Revenue Bonds, Series 1996A                               5.63%      02/15/17            1,000              1,048

     + TRUCKEE PUBLIC FINANCING AUTHORITY
         Lease Revenue Bonds, Series 2000A                                   5.88%      11/01/25            1,490              1,670

     + UNIVERSITY OF CALIFORNIA
       UC Davis Medical Center
         Hospital Revenue Bonds, Series 1996                                 5.75%      07/01/06              500                528

     + VALLEJO
       Water Improvement Project
         Refunding Revenue Bonds, Series 1996A                               5.70%      05/01/16            2,000              2,113


76 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

       ISSUER
       PROJECT                                                                          MATURITY      FACE AMOUNT           VALUE
         TYPE OF SECURITY, SERIES                                             RATE        DATE        ($ x 1,000)        ($ x 1,000)
       WEST BASIN WATER DISTRICT
     + Refunding Revenue Certificates of Participation,
         Series 2003A                                                        5.25%      08/01/14            2,500              2,803
     + 1992 Projects
         Refunding Revenue Certificates of Participation,
          Series 1997A                                                       5.50%      08/01/22            1,000              1,075

       WHITTIER
       Presbyterian Intercommunity Hospital
         Revenue Bonds, Series 2002                                          5.60%      06/01/22            2,000              2,090
                                                                                                                         -----------
                                                                                                                             183,446
       VARIABLE RATE OBLIGATIONS 3.7%
       -----------------------------------------------------------------------------------------------------------------------------
       CALIFORNIA 3.7%

       CALIFORNIA STATE
     ~   Economic Recovery Bonds, Series 2004C-3                             1.80%      03/01/05            1,900              1,900
     +   Economic Recovery Bonds Series 2004C-6                              1.80%      03/01/05              900                900
     +   General Obligation Bonds, Series 2003A-2                            1.80%      03/01/05              150                150

     + CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002B-2                          1.78%      03/01/05            3,000              3,000

     ~ ORANGE COUNTY SANITATION DISTRICT
         Refunding Certificates of Participation, Series 2000B               1.77%      03/01/05              800                800

     ~ SOUTHERN CALIFORNIA METROPOLITAN WATER DISTRICT
         Water Revenue Certificates of Participation, Authorization,
         2000 Series B-3                                                     1.80%      03/01/05              200                200
                                                                                                                         -----------
                                                                                                                               6,950

       SECURITY AND NUMBER OF SHARES

       OTHER INVESTMENT COMPANIES  0.0% of net assets

       PROVIDENT INSTITUTIONAL FUNDS--
       CALIFORNIA MONEY FUND PORTFOLIO      78,970                                                                                79

END OF INVESTMENTS.


                                                         See financial notes. 77

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of February 28, 2005; unaudited. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                   $190,475 a
Receivables:
  Fund shares sold                                                            95
  Interest                                                                 2,552
Prepaid expenses                                                    +          2
                                                                    ------------
TOTAL ASSETS                                                             193,124

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                       544
  Dividends to shareholders                                                  244
  Investments bought                                                       3,664
  Investment adviser and administrator fees                                    5
  Transfer agent and shareholder service fees                                  4
Accrued expenses                                                    +         47
                                                                    ------------
TOTAL LIABILITIES                                                          4,508

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             193,124
TOTAL LIABILITIES                                                   -      4,508
                                                                    ------------
NET ASSETS                                                              $188,616

NET ASSETS BY SOURCE
Capital received from investors                                          177,192
Net investment income not yet distributed                                    254
Net unrealized capital gains                                              11,170

NET ASSET VALUE (NAV)
                       SHARES
NET ASSETS      /      OUTSTANDING      =     NAV
$188,616               15,993                 $11.79

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $179,305.

  Not counting short-term obligations, the fund's security transactions during the period were:

    Purchases         $5,873
    Sales/maturities    $430

  The fund's total security transactions with other Schwab Funds during the period were $13,400.

FEDERAL TAX DATA
----------------------------------------------
PORTFOLIO COST                       $179,052

NET UNREALIZED GAINS AND LOSSES:
Gains                                 $11,458
Losses                            +       (35)
                                  ------------
                                      $11,423

AS OF AUGUST 31, 2004:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                        $256
Ordinary income                           $51
Long-term capital gains                  $672

CAPITAL LOSS UTILIZED                    $115


78 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2004 through February 28, 2005; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $4,458

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                          825

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    275 a
Transfer agent and shareholder service fees                                  229 b
Trustees' fees                                                                 4 c
Custodian and portfolio accounting fees                                        8
Professional fees                                                             15
Registration fees                                                              2
Shareholder reports                                                           14
Other expenses                                                        +        9
                                                                      ----------
TOTAL EXPENSES                                                               556

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    4,458
TOTAL EXPENSES                                                        -      556
                                                                      ----------
NET INVESTMENT INCOME                                                      3,902
NET UNREALIZED GAINS                                                  +      825
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $4,727

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investments Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.


                                                         See financial notes. 79

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                                9/1/04-2/28/05   9/1/03-8/31/04
Net investment income                                   $3,902           $8,065
Net realized gains                                          --              828
Net unrealized gains                            +          825            4,282
                                                --------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                   4,727           13,175

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                    $3,864           $8,013
Distributions from net realized gains           +          723               --
                                                --------------------------------
TOTAL DISTRIBUTIONS                                     $4,587           $8,013


TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                     9/1/04-2/28/05           9/1/03-8/31/04
                                  SHARES         VALUE     SHARES         VALUE

Shares sold                        1,971       $23,329      2,403       $28,163
Shares reinvested                    234         2,762        452         5,275
Shares redeemed                 + (1,505)      (17,800)    (4,468)      (52,007)
                                ------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                               700        $8,291     (1,613)     ($18,569)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                     9/1/04-2/28/05           9/1/03-8/31/04
                                  SHARES    NET ASSETS     SHARES    NET ASSETS
Beginning of period               15,293      $180,185     16,906      $193,592
Total increase or
decrease                        +    700         8,431     (1,613)      (13,407) a
                                ------------------------------------------------
END OF PERIOD                     15,993      $188,616     15,293      $180,185 b

  Unless stated, all numbers are x 1,000.

a Figures for shares represent shares sold plus shares reinvested minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $254 and $216 for the current and prior period, respectively.


80 See financial notes.

SCHWAB TAX-FREE BOND FUNDS

FINANCIAL NOTES unaudited

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

BOTH SCHWAB TAX-FREE YIELDPLUS FUND(TM) AND SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND(TM) OFFER TWO SHARE CLASSES: Investor Shares and Select Shares(R). Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, California Short/Intermediate Tax-Free Bond Fund, and California Long-Term Tax-Free Bond Fund each offers one share class.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990
  Schwab 1000 Fund
  Schwab YieldPlus Fund
  Schwab Short-Term Bond Market Fund
  Schwab Total Bond Market Fund
  Schwab GNMA Fund
  SCHWAB TAX-FREE YIELDPLUS FUND
  SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
  SCHWAB LONG-TERM TAX-FREE BOND FUND
  SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND
  SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
  SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other Schwab Funds(R) when practical.

SCHWAB TAX-FREE BOND FUNDS

When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/ OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A., and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. There was no borrowing for any funds during the period.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, THE OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

  BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

  SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees. In the determination of a fair valuation the guidelines include but are not limited to the use of analytical data, business conditions, recent trades, general and/or specific market trends and any emergency or significant events that could have a material impact on the value of the security.

  SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SCHWAB TAX-FREE BOND FUNDS

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund buys a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to a fund or a class are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also may keep certain assets in segregated accounts, required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the Schwab Funds (of which there were 52 as of 2/28/05) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                              TRUST POSITION(S);
NAME AND BIRTHDATE            TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2           Chairman, Trustee:              Chair, CEO, Director, The Charles Schwab Corp., Charles Schwab &
7/29/37                       Family of Funds, 1989;          Co., Inc.; Chair, Director, Charles Schwab Investment Management,
                              Investments, 1991;              Inc.; Chair, Charles Schwab Holdings (UK); CEO, Director, Charles
                              Capital Trust, 1993;            Schwab Holdings, Inc.; Chair, CEO Schwab (SIS) Holdings, Inc. I,
                              Annuity Portfolios, 1994.       Schwab International Holdings, Inc.; Director, Charles Schwab Bank,
                                                              N.A., U.S. Trust, United States Trust Co. of New York, Siebel Systems
                                                              (software), Xsign, Inc. (electronic payment systems), TrustMark, Inc.,
                                                              All Kinds of Minds (education); Trustee, Stanford University. Until
                                                              5/04: Director, The Gap, Inc. (clothing retailer). Until 5/03: Co-CEO,
                                                              The Charles Schwab Corp. Until 3/02: Director, Audiobase, Inc.
                                                              (Internet audio solutions). Until 5/02: Director, Vodaphone AirTouch
                                                              PLC (telecommunications). Until 7/01: Director, The Charles Schwab
                                                              Trust Co.

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE            TRUST OFFICE(S) HELD            MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER               President, CEO                  EVP, President, Director, Charles Schwab Investment Management,
5/4/55                        (all trusts).                   Inc. Until 7/04: SVP for Development and Distribution, Asset
                                                              Management Products and Services Enterprise. Until 6/03: EVP,
                                                              CFO, Chief Administrative Officer, U.S. Trust.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD               SVP, Chief Investment           SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                        Officer (all trusts).           Management, Inc.; Chief Investment Officer, The Charles Schwab
                                                              Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS                SVP, Chief Investment           Since 9/04: Chief Investment Officer, Fixed Income, Charles
7/10/59                       Officer (all trusts).           Schwab Investment Management, Inc. Since 6/04: SVP, Charles Schwab
                                                              Investment Management, Inc. Until 6/04: VP, Charles Schwab
                                                              Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER              SVP, Chief Investment           Since 5/04: SVP, Chief Investment Officer, Equities, Charles Schwab
9/29/63                       Officer (all trusts).           Investment Management, Inc. Since 6/04: VP, Chief Investment
                                                              Officer, Laudus Trust, Laudus Variable Insurance Trust. Until 5/04:
                                                              VP, Charles Schwab Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE              Chief Compliance                Since 9/04: SVP, Institutional Compliance and Chief Compliance
11/11/60                      Officer (all trusts).           Officer, Charles Schwab Investment Management, Inc. Until 9/04:
                                                              VP, Charles Schwab & Co., Charles Schwab Investment Management,
                                                              Inc. Until 2002: VP of Internal Audit, Charles Schwab & Co., Inc.;
                                                              Chief Compliance Officer, Laudus Trust, Laudus Variable Insurance
                                                              Trust. Prior to 2000: PricewaterhouseCoopers.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON                Secretary (all trusts).         SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                       Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                              U.S. Securities and Exchange Commission, San Francisco.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA                Treasurer, Principal            Since 11/04: SVP, CFO, Charles Schwab Investment Management,
6/9/64                        Financial Officer               Inc. Until 11/04: SVP, Financial Reporting, Charles Schwab & Co., Inc.
                              (all trusts).                   Until 12/99: Chief Financial Officer, Commerzbank Capital Markets.
                                                              Until 9/99: Managing Director at the New York Stock Exchange.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE          TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER          2000 (all trusts).             Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, America
8/13/60                                                    First Cos., Omaha, NE (venture capital/fund management), Redwood
                                                           Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI
                                                           International (research), PMI Group, Inc. (mortgage insurance), Lucile
                                                           Packard Children's Hospital. Since 2/05: Director, Pacific Life Insurance
                                                           Company. Since 2004: Laudus Trust, Laudus Variable Insurance Trust.
                                                           2001: Special Assistant to the President, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD           Family of Funds, 1989;         CEO, Dorward & Associates (corporate management, marketing
9/23/31                     Investments, 1991;             and communications consulting). Until 1999: EVP, Managing Director,
                            Capital Trust, 1993;           Grey Advertising. Until 1996: President, CEO, Allen & Dorward
                            Annuity Portfolios,1994.       Advertising.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER           2000 (all trusts).             Dean Emeritus, Haas School of Business, University of California,
11/22/41                                                   Berkeley; Director, Aphton Corp. (bio-pharmaceuticals); Non-
                                                           Executive Chair, Solectron Corp. (manufacturing), Mission West
                                                           Properties (commercial real estate), Stratex Networks (network equipment), TOUSA (home building); Public Governor, Member, executive committee, Pacific Stock & Options Exchange. Since
                                                           2004: Trustee, Laudus Trust, Laudus Variable Insurance Trust.
                                                           Until 2/04: Co-CEO, Aphton Corp. (bio-pharmaceuticals).
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES            Family of Funds, 1989;         Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                     Investments, 1991;             services and investment advisory firm).
                            Capital Trust, 1993;
                            Annuity Portfolios,1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH             2000 (all trusts).             Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                    Trustee, Cooper Industries (electrical products, tools and hardware);
                                                           Chairman, audit committee, Northern Border Partners, L.P. (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS          Family of Funds, 1989;         Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                     Investments, 1991;             Chair, CEO, North American Trust (real estate investment trust).
                            Capital Trust, 1993;
                            Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY           Family of Funds, 1989;         Chair, CEO, Wilsey Bennett, Inc. (real estate investment and
8/18/43                     Investments, 1991;             management, and other investments).
                            Capital Trust, 1993;
                            Annuity Portfolios, 1994.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

CERTIFICATE OF PARTICIPATION A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See chart below.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

CREDIT RATINGS

MOST MAJOR BOND ISSUERS ARRANGE WITH A RECOGNIZED INDEPENDENT RATING ORGANIZATION, SUCH AS STANDARD & POOR'S (S&P) OR MOODY'S INVESTORS SERVICE, TO RATE THE CREDIT-WORTHINESS OF THEIR BONDS. THE SPECTRUM OF THESE RATINGS IS DIVIDED INTO TWO MAJOR CATEGORIES: INVESTMENT GRADE AND BELOW INVESTMENT GRADE (SOMETIMES CALLED "JUNK BONDS"). BONDS RATED BELOW INVESTMENT GRADE RANGE FROM THOSE THAT ARE CONSIDERED TO HAVE SOME VULNERABILITY TO DEFAULT TO THOSE THAT APPEAR ON THE BRINK OF DEFAULT OR ARE IN DEFAULT.

               CREDIT                                 CAPACITY TO
               QUALITY                                MAKE PAYMENTS
             INVESTMENT
             GRADE BONDS

                 AAA                                  Strongest

                  AA

                   A

                 BBB                                  Adequate

                      [UP AND DOWN ARROW SPANNING TABLE AND
                   CHANGING DARK TO LIGHT FROM TOP TO BOTTOM]

--------------------------------------------------------------------------------

           BELOW INVESTMENT
             GRADE BONDS

                  BB                                  Somewhat
                                                      speculative

                   B

                 CCC

                  CC
                                                      Highly
                   C                                  speculative

                   D                                  In default

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond's sensitivity to interest rates. Calculations of duration generally take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price. The duration of a portfolio equals the market value weighted average of the duration of the bonds held in the portfolio.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BONDS Municipal bonds that are secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE BONDS Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bond-holder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

Schwab Funds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you're an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's web site at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWAB FUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Technology Fund
Schwab(R) Institutional Select(R) Funds
  Schwab(R) Institutional Select(R) S&P 500 Fund
  Schwab(R) Institutional Select(R) Large-Cap Value Index Fund
  Schwab(R) Institutional Select(R) Small-Cap Value Index Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
  Schwab MarketTrack All Equity Portfolio(TM)
  Schwab MarketTrack Growth Portfolio(TM)
  Schwab MarketTrack Balanced Portfolio(TM)
  Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Tax-Free YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Tax-Free YieldPlus Fund(TM)
Schwab California Short/Intermediate
  Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR

Charles Schwab & Co., Inc. (Schwab)

FUNDS

Schwab Funds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2005 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC

Printed on recycled paper.
REG13481-08

ITEM 2: CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11: CONTROLS AND PROCEDURES.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's Chief Executive Officer, Evelyn Dilsaver and Registrant's Principal Financial Officer, George Pereira, have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

ITEM 12: EXHIBITS.

(a) (1) Code of ethics -- not applicable to this semi-annual report.

    (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

    (3) Not applicable.

(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments
             ------------------

By:  /s/ Evelyn Dilsaver
    -------------------------
         Evelyn Dilsaver
         Chief Executive Officer

Date:    April 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Evelyn Dilsaver
    -------------------------
         Evelyn Dilsaver
         Chief Executive Officer

Date:    April 15, 2005

By:  /s/ George Pereira
    -------------------------
         George Pereira
         Principal Financial Officer

Date:    April 15, 2005